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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03826

AIM Sector Funds (Invesco Sector Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 4/30

Date of reporting period: 4/30/14

Item 1. Report to Stockholders.

Annual Report to Shareholders	April 30, 2014

Invesco American Value Fund
Nasdaq:
A: MSAVX ■ B: MGAVX ■ C: MSVCX ■ R: MSARX ■ Y: MSAIX ■ R5: MSAJX ■ R6: MSAFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, major US and global equity market indexes hit multiyear or all-time highs.[1] This was the result of generally improving economic conditions, relatively healthy corporate profits and a return of individual investors to stocks - due in part to monetary policies that kept interest rates and yields on many fixed income securities low. Despite some volatility in the summer of 2013, overseas equity market indexes in developed and emerging nations generally rose during the reporting period – although developed markets generally outpaced emerging markets. In January 2014, amid widespread signs of an improving economy, the US Federal Reserve began a long-anticipated reduction in its bond-buying program, reducing uncertainty for fixed income investors even as volatility returned to the stock market in the first few months of the year.

Extended periods of strong market performance can lull some investors into a false sense of security – just as extended periods of volatility or market weakness can discourage some investors from undertaking disciplined, long-term investment plans. That’s why Invesco believes it can often be helpful to work with a skilled and trusted financial adviser; he or she can emphasize the importance of adhering to an investment plan designed to achieve long-term goals like a first home, a college education for a child or a comfortable retirement. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1 Source: Reuters

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco American Value Fund

Bruce Crockett

Dear Fellow Shareholders:

Members of the Invesco Funds Board work continually to oversee how the Invesco Funds are performing in light of ever-changing and often unpredictable economic and market conditions. One of the ways we do this is by verifying that the teams that manage funds understand the risks associated with the investments they make in the funds they manage.

In light of market conditions over the last few years, the financial news media of late have given increased attention to “alternative investment strategies.” Despite this increased attention, many investors don’t know very much about these types of investment strategies.

Let me put alternative investment strategies and the new focus on them in some perspective. First, these types of investment strategies have been used predominately by institutional investors and investment professionals for decades to increase diversification – in an effort to dampen portfolio volatility (risk) with the goal of increasing returns. The focal point of the increased news coverage is that these types of strategies are now being made more widely available to individual investors.

Alternative investment strategies generally seek to provide measured exposure to various asset classes whose performance, historically, has not been highly correlated with one another. These strategies may help mitigate the impact to a portfolio from severe or prolonged market downturns while potentially providing reasonable returns over time. After a careful and thorough examination of the potential risks and potential benefits of alternative investment strategies, the Invesco Funds Board has approved the launch of several new alternative funds for the Invesco product lineup, to be managed by teams we determined have the depth and experience to pursue the funds’ investment objectives.

While no single investment product can provide complete downside protection in falling markets and full upside participation in rising markets, your Board believes alternative funds can be a prudent tool to work in concert with more traditional mutual funds and other investments to build well diversified portfolios. Your financial adviser can determine whether or not such investments are appropriate for your individual needs, goals and risk tolerance. Also, he or she can explain the risks associated with alternative investment strategies. This type of professional guidance is why Invesco believes it’s so important that individual investors work with trusted, experienced financial advisers.

Whether you’re invested in equity, fixed income, cash management or alternative investment funds, be assured that the Invesco Funds Board will continue working on your behalf and on behalf of all our fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Asset allocation/diversification does not guarantee a profit or eliminate the risk of loss.

Alternative products typically hold more non-traditional investments and employ more complex trading strategies, including hedging and leveraging through derivatives, short selling and opportunistic strategies that change with market conditions. Investors considering alternatives should be aware of their unique characteristics and additional risks from the strategies they use. Like all investments, performance will fluctuate. You can lose money.

3                         Invesco American Value Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2014, Invesco American Value Fund, at net asset value (NAV), produced positive returns that slightly lagged the Russell Midcap Value Index, the Fund’s style-specific benchmark. Holdings in the financials, industrials and materials sectors contributed to Fund results, both on a relative and absolute basis. The largest detractors from relative returns were the consumer discretionary and consumer staples sectors. The Fund’s cash allocation also tempered returns during the reporting period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/13 to 4/30/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	20.62%
Class B Shares	20.67
Class C Shares	19.76
Class R Shares	20.34
Class Y Shares	20.94
Class R5 Shares	21.10
Class R6 Shares	21.19
S&P 500 Index‚ (Broad Market Index)	20.44
Russell Midcap Value Index¢ (Style-Specific Index)	22.10
Lipper Mid-Cap Value Funds Index[t] (Peer Group Index)	22.74

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

■Invesco, Russell via FactSet Research Systems Inc.; tLipper Inc.

How we invest

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of US issuers, and in derivatives and other instruments that have economic characteristics similar to such securities. Under normal market conditions, the Fund invests at least 65% of its net assets in equity securities of small- to mid-cap companies.

We call our investment philosophy “value with a catalyst.” We believe undervalued companies that are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price appreciation for shareholders. We generally seek to identify companies that are out of favor with investors, earning below their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the undervaluation. Typical examples of catalysts include improved operational efficiency, changing industry dynamics or a change in management.

We initially identify potential investments through a series of quantitative screens that look at valuation and rate of return metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and an assessment of its stability. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a prerequisite for a potential investment. Finally, we set price targets for each of the Fund’s holdings by applying historical and/or peer group valuation multiples to our estimate of normalized earnings.

    In short, our goal is to capitalize on perceived market skepticism toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, may have the potential to drive the company’s stock price higher.

    We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund

The US equity market rose to multiyear or all-time highs during the fiscal year ended April 30, 2014.1 Corporate earnings were resilient in the face of modest economic growth, driven by strong profit-ability across many sectors. Fundamentals for corporations and consumers remained relatively stable following significant recovery in prior years.

    However, the fiscal year began with capital markets in the US declining. In May and June 2013, equity and fixed income markets fell following then-US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time was approaching to reduce, or “taper,” the size of its bond buying economic stimulus program. This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer and generally rose, with some brief interruptions, through the end of 2013. The Fed’s announcement in December that tapering of its bond purchases would begin in early 2014 had little effect on equities as the

Portfolio Composition
By sector
Financials	24.3%
Consumer Discretionary	13.2
Industrials	12.6
Information Technology	10.2
Health Care	9.6
Energy	6.7
Materials	5.8
Utilities	4.7
Consumer Staples	3.9
Telecommunication Services	2.4
Money Market Funds
Plus Other Assets Less Liabilities	6.6

Top 10 Equity Holdings*

1. ConAgra Foods, Inc.	3.3%
2. Snap-on Inc.	2.9
3. Marsh & McLennan Cos., Inc.	2.9
4. ACE Ltd.	2.8
5. Citrix Systems, Inc.	2.8
6. Johnson Controls, Inc.	2.7
7. Cadence Design Systems, Inc.	2.7
8. Ascena Retail Group, Inc.	2.5
9. Comerica Inc.	2.5
10. Williams Cos., Inc. (The)	2.5

Total Net Assets	$1.9 billion

Total Number of Holdings*	48

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco American Value Fund

announcement was widely anticipated. After strong performance in the second half of 2013, the US equity market turned volatile in the first four months of 2014 as investors worried that stocks may have risen too far, too fast in 2013. Adding to investor uncertainty was political upheaval in Ukraine and signs of economic sluggishness in the US and China.

    In this environment, major domestic equity market indexes delivered positive returns, and all sectors of the Russell Midcap Value Index posted double-digit returns.

    Stock selection and an underweight position in the financials sector were the largest contributors to the Fund’s relative results during the reporting period. The Fund benefited from its substantial underweight exposure to real estate investment trusts (REITs) relative to the Russell Midcap Value Index. REITs comprise a large portion of the financials sector within the Russell Midcap Value Index, yet these securities had negative returns, and materially underperformed both the financials sector and overall index.

    Strong stock selection and an overweight position in the industrials sector also contributed to results. A number of holdings within this sector were among the top performers for the Fund, including toolmaker Snap-on, global construction and engineering firm Foster Wheeler, and transportation services and trucking company Swift Transportation. Based on strong moves in its stock price and subsequently higher valuations, we eliminated Swift Transportation during the reporting period. Foster Wheeler received an acquisition offer from oil and gas engineering firm AMEC during the reporting period. In our view, Foster Wheeler is a complement to AMEC’s business, and as such, we sold our position in Foster Wheeler and purchased AMEC following the announcement of the impending merger.

    Stock selection in the materials sector made a positive contribution to absolute and relative performance. Within the sector, packaging company Sealed Air was the largest individual contributor for the reporting period. The company made continued progress during the reporting period on improving its operating profit margins and its cash flow under the direction of new management.

    An underweight position in the utilities sector was also a contributor to relative Fund performance, as it had the lowest return of all 10 sectors within the Russell Midcap Value Index.

    Stock selection in the consumer staples sector was the largest detractor from results during the reporting period, on both a relative and absolute basis. Avon was the largest detractor within the sector and one of the largest individual detractors overall. Shares of Avon sold off sharply in the fourth quarter of 2013 after the company missed its earnings estimates and warned investors that a larger-than-expected fine to settle a bribery probe could materially impact its business. In addition, shares of ConAgra Foods sold off when the company reduced its earnings guidance for 2014 citing weakness in its private label business as well as consumer brands.

    Though the consumer discretionary sector generated a positive absolute return, poor stock selection in the sector detracted from relative Fund performance during the reporting period. Detractors in the sector included retailers Express and Family Dollar Stores, which both reported disappointing sales for the 2013 holiday season and were negatively impacted by severe winter weather in the first quarter of 2014.

    The health care sector made a positive contribution to performance, but the Fund’s holdings lagged the style-specific benchmark on a relative basis, primarily due to a number of pharmaceutical companies that we did not own, but that did very well within the Russell Midcap Value Index.

    Though the Fund’s energy holdings also had a positive absolute return, they lagged those of the style-specific index and detracted from results on a relative basis. The sector also contained a number of the Fund’s best and worst performing holdings. Newfield Exploration was among the Fund’s top individual contributors, while Noble was the largest detractor. Newfield Exploration divested international assets and made progress on growing its domestic oil production. Noble’s shares came under pressure due to concerns about utilization rates and pricing on the company’s offshore rigs. We eliminated our position in Noble during the reporting period.

    We used forward foreign currency contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the Fund. Derivatives were used for the purpose of hedging and not for speculative purposes or leverage. The use of forward foreign currency contracts had a slight negative impact on the Fund’s performance relative to the Russell Mid Cap Value Index for the reporting period.

    As bottom-up stock pickers, we are focused on a stock’s valuation relative to the remaining upside in the stock’s price. This discipline becomes more crucial in a rapidly rising market, as we attempt to protect investor returns through an entire market cycle. As such, during the reporting period, we harvested a number of well-

performing holdings with limited upside potential. This activity increased the Fund’s cash position and tempered Fund performance relative to the style-specific index.

    Despite providing investors strong absolute returns, equity markets experienced continued volatility during the reporting period, based on the anticipation of extremely low interest rates beginning to rise. We believe that market volatility can create opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals can be reflected in those companies’ stock prices.

    We are committed to working to achieve positive returns for the Fund’s shareholders through an entire market cycle. Thank you for your continued investment in the Invesco American Value Fund.

1	Source: Reuters

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Tom Copper Chartered Financial Analyst, portfolio manager, is co-lead manager of Invesco American Value Fund.
He joined Invesco in 2010. Mr. Copper earned a BA in economics and political science from Tulane University and an MBA from Baylor University.

John Mazanec Portfolio manager, is co-lead manager of Invesco American Value Fund. He joined Invesco in 2010. Mr. Mazanec earned a BS from DePauw University and an MBA from Harvard University.

Sergio Marcheli Portfolio manager, is manager of Invesco American Value Fund. He joined Invesco in 2010. Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

5                         Invesco American Value Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment

Fund and index data from 4/30/04

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell Midcap Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Mid-Cap Value Funds Index is an unmanaged index considered representative of mid-cap value funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index,

including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco American Value Fund

Average Annual Total Returns
As of 4/30/14, including maximum applicable sales charges

Class A Shares
Inception (10/18/93)	9.86%
10 Years	9.60
5 Years	19.81
1 Year	13.99

Class B Shares
Inception (8/1/95)	9.86%
10 Years	9.98
5 Years	20.91
1 Year	15.67

Class C Shares
Inception (10/18/93)	9.37%
10 Years	9.41
5 Years	20.30
1 Year	18.76

Class R Shares
Inception (3/20/07)	7.39%
5 Years	20.88
1 Year	20.34

Class Y Shares
Inception (2/7/06)	9.20%
5 Years	21.48
1 Year	20.94

Class R5 Shares
10 Years	10.39%
5 Years	21.57
1 Year	21.10

Class R6 Shares
10 Years	10.29%
5 Years	21.35
1 Year	21.19

Effective June 1, 2010, Class A, Class B, Class C, Class I and Class R shares of the predecessor fund, Van Kampen American Value Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen American Value Fund (renamed Invesco American Value Fund). Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco American Value Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class

Average Annual Total Returns
As of 3/31/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (10/18/93)	9.95%
10 Years	9.48
5 Years	23.40
1 Year	15.09

Class B Shares
Inception (8/1/95)	9.97%
10 Years	9.86
5 Years	24.54
1 Year	16.78

Class C Shares
Inception (10/18/93)	9.47%
10 Years	9.30
5 Years	23.89
1 Year	19.89

Class R Shares
Inception (3/20/07)	7.64%
5 Years	24.50
1 Year	21.47

Class Y Shares
Inception (2/7/06)	9.43%
5 Years	25.12
1 Year	22.10

Class R5 Shares
10 Years	10.27%
5 Years	25.19
1 Year	22.20

Class R6 Shares
10 Years	10.17%
5 Years	24.97
1 Year	22.32

A share performance reflects any applicable fee waivers or expense reimbursements.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.23%, 1.23%, 1.98%, 1.48%, 0.98%, 0.87% and 0.78%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                         Invesco American Value Fund

Invesco American Value Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of April 30, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	REIT/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

■	Small- and mid-capitalization risk. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                         Invesco American Value Fund

Schedule of Investments(a)

April 30, 2014

	Shares	Value
Common Stocks–93.40%
Aerospace & Defense–2.03%
Textron Inc.	947,979	$38,772,341

Air Freight & Logistics–1.03%
UTi Worldwide, Inc.	2,000,293	19,582,868

Alternative Carriers–2.43%
tw telecom inc.(b)	1,513,040	46,435,198

Apparel Retail–4.17%
Ascena Retail Group, Inc.(b)	2,824,622	48,583,498
Express, Inc.(b)	2,118,794	30,870,829
		79,454,327

Application Software–5.45%
Cadence Design Systems, Inc.(b)	3,241,664	50,440,292
Citrix Systems, Inc.(b)	901,855	53,489,020
		103,929,312

Asset Management & Custody Banks–2.02%
Northern Trust Corp.	639,885	38,553,071

Auto Parts & Equipment–4.52%
Dana Holding Corp.	1,683,228	35,633,937
Johnson Controls, Inc.	1,121,956	50,645,094
		86,279,031

Automotive Retail–1.78%
Advance Auto Parts, Inc.	279,703	33,925,177

Communications Equipment–1.18%
Ciena Corp.(b)	1,138,528	22,508,698

Diversified Banks–2.54%
Comerica Inc.	1,005,520	48,506,285

Diversified Chemicals–2.48%
Eastman Chemical Co.	543,460	47,373,408

Electric Utilities–2.03%
Edison International	684,445	38,712,209

Electronic Manufacturing Services–0.28%
Flextronics International Ltd.(b)	603,596	5,426,328

General Merchandise Stores–1.76%
Family Dollar Stores, Inc.	571,623	33,582,851

Health Care Equipment–1.78%
CareFusion Corp.(b)	869,638	33,968,060

Health Care Facilities–6.41%
Brookdale Senior Living Inc.(b)	1,135,544	36,155,721
HealthSouth Corp.	1,309,571	45,363,540
Universal Health Services, Inc.–Class B	499,260	40,834,475
		122,353,736

	Shares	Value
Heavy Electrical Equipment–2.18%
Babcock & Wilcox Co. (The)	1,195,196	$41,580,869

Housewares & Specialties–0.99%
Newell Rubbermaid Inc.	625,589	18,836,485

Human Resource & Employment Services–2.24%
Robert Half International, Inc.	955,640	42,812,672

Industrial Machinery–5.11%
Ingersoll-Rand PLC	718,824	42,985,675
Snap-on Inc.	469,392	54,449,472
		97,435,147

Insurance Brokers–5.22%
Arthur J. Gallagher & Co.	370,525	16,681,035
Marsh & McLennan Cos., Inc.	1,103,316	54,404,512
Willis Group Holdings PLC	694,707	28,476,040
		99,561,587

Investment Banking & Brokerage–2.20%
Stifel Financial Corp.(b)	896,906	41,948,294

IT Consulting & Other Services–2.46%
Teradata Corp.(b)	1,034,651	47,035,234

Life Sciences Tools & Services–1.41%
PerkinElmer, Inc.	642,346	26,959,262

Multi-Utilities–1.43%
CenterPoint Energy, Inc.	1,103,197	27,315,158

Oil & Gas Equipment & Services–1.85%
AMEC PLC (United Kingdom)	1,686,525	35,245,320

Oil & Gas Exploration & Production–2.40%
Newfield Exploration Co.(b)	1,352,998	45,798,982

Oil & Gas Storage & Transportation–3.75%
ONEOK, Inc.	380,569	24,059,572
Williams Cos., Inc. (The)	1,125,539	47,463,980
		71,523,552

Packaged Foods & Meats–3.25%
ConAgra Foods, Inc.	2,032,060	61,998,151

Paper Packaging–1.40%
Sealed Air Corp.	778,959	26,726,083

Personal Products–0.61%
Avon Products, Inc.	762,253	11,647,226

Property & Casualty Insurance–4.31%
ACE Ltd.	528,807	54,107,532
Fidelity National Financial, Inc.–Class A	871,885	28,057,259
		82,164,791

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco American Value Fund

	Shares	Value
Real Estate Operating Companies–2.44%
Forest City Enterprises, Inc.–Class A(b)	2,460,727	$46,532,348

Regional Banks–5.57%
BB&T Corp.	1,162,186	43,384,403
Wintrust Financial Corp.	877,701	39,338,559
Zions Bancorp.	815,201	23,575,613
		106,298,575

Specialty Chemicals–1.93%
W.R. Grace & Co.(b)	399,897	36,830,514

Technology Hardware, Storage & Peripherals–0.76%
Diebold, Inc.	386,198	14,524,907
Total Common Stocks (Cost $1,442,514,932)		1,782,138,057

Money Market Funds–5.88%
Liquid Assets Portfolio– Institutional Class(c)	56,114,749	56,114,749
Premier Portfolio– Institutional Class(c)	56,114,749	56,114,749
Total Money Market Funds (Cost $112,229,498)		112,229,498
TOTAL INVESTMENTS–99.28% (Cost $1,554,744,430)		1,894,367,555
OTHER ASSETS LESS LIABILITIES–0.72%		13,798,015
NET ASSETS–100.00%		$1,908,165,570

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco American Value Fund

Statement of Assets and Liabilities

April 30, 2014

Assets:
Investments, at value (Cost $1,442,514,932)	$1,782,138,057
Investments in affiliated money market funds, at value and cost	112,229,498
Total investments, at value (Cost $1,554,744,430)	1,894,367,555
Receivable for:
Investments sold	16,263,017
Fund shares sold	10,914,610
Dividends	1,044,321
Investment for trustee deferred compensation and retirement plans	160,144
Other assets	52,365
Total assets	1,922,802,012

Liabilities:
Payable for:
Investments purchased	11,334,751
Fund shares reacquired	1,799,012
Forward foreign currency contracts outstanding	82,694
Accrued fees to affiliates	1,136,155
Accrued trustees’ and officers’ fees and benefits	3,238
Accrued other operating expenses	95,242
Trustee deferred compensation and retirement plans	185,350
Total liabilities	14,636,442
Net assets applicable to shares outstanding	$1,908,165,570

Net assets consist of:
Shares of beneficial interest	$1,471,254,918
Undistributed net investment income	(130,589)
Undistributed net realized gain	97,500,810
Net unrealized appreciation	339,540,431
$1,908,165,570

Net Assets:
Class A	$1,086,505,705
Class B	$32,126,760
Class C	$111,455,267
Class R	$67,420,457
Class Y	$452,580,220
Class R5	$72,752,582
Class R6	$85,324,579

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	27,087,427
Class B	885,456
Class C	3,147,952
Class R	1,683,180
Class Y	11,240,073
Class R5	1,806,395
Class R6	2,118,449
Class A:
Net asset value per share	$40.11
Maximum offering price per share
(Net asset value of $40.11 ÷ 94.50%)	$42.44
Class B:
Net asset value and offering price per share	$36.28
Class C:
Net asset value and offering price per share	$35.41
Class R:
Net asset value and offering price per share	$40.06
Class Y:
Net asset value and offering price per share	$40.26
Class R5:
Net asset value and offering price per share	$40.28
Class R6:
Net asset value and offering price per share	$40.28

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco American Value Fund

Statement of Operations

For the year ended April 30, 2014

Investment income:
Dividends	$21,890,712
Dividends from affiliated money market funds	54,722
Interest	112,252
Total investment income	22,057,686

Expenses:
Advisory fees	11,405,074
Administrative services fees	394,147
Custodian fees	43,578
Distribution fees:
Class A	2,397,323
Class B	90,766
Class C	995,674
Class R	292,165
Transfer agent fees — A, B, C, R and Y	3,085,034
Transfer agent fees — R5	40,311
Transfer agent fees — R6	4,687
Trustees’ and officers’ fees and benefits	91,137
Other	411,752
Total expenses	19,251,648
Less: Fees waived and expense offset arrangement(s)	(149,743)
Net expenses	19,101,905
Net investment income	2,955,781

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $252,317)	180,366,126
Foreign currencies	(42,914)
Option contracts written	127,123
180,450,335
Change in net unrealized appreciation (depreciation) of:
Investment securities	114,716,743
Forward foreign currency contracts	(82,694)
114,634,049
Net realized and unrealized gain	295,084,384
Net increase in net assets resulting from operations	$298,040,165

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco American Value Fund

Statement of Changes in Net Assets

For the years ended April 30, 2014 and 2013

	2014	2013
Operations:
Net investment income	$2,955,781	$6,856,602
Net realized gain	180,450,335	95,435,689
Change in net unrealized appreciation	114,634,049	96,750,899
Net increase in net assets resulting from operations	298,040,165	199,043,190

Distributions to shareholders from net investment income:
Class A	(2,921,288)	(3,822,291)
Class B	(115,678)	(195,689)
Class C	(59,002)	—
Class R	(67,746)	(138,193)
Class Y	(2,059,394)	(2,146,482)
Class R5	(260,647)	(203,300)
Class R6	(482,829)	(127,345)
Total distributions from net investment income	(5,966,584)	(6,633,300)

Distributions to shareholders from net realized gains:
Class A	(65,262,898)	—
Class B	(2,667,870)	—
Class C	(7,911,290)	—
Class R	(3,994,256)	—
Class Y	(26,375,247)	—
Class R5	(2,761,945)	—
Class R6	(4,498,288)	—
Total distributions from net realized gains	(113,471,794)	—

Share transactions–net:
Class A	134,319,718	30,057,143
Class B	(8,668,383)	(12,181,227)
Class C	13,048,376	800,155
Class R	2,790,913	12,849,721
Class Y	125,795,105	(20,335,981)
Class R5	42,142,923	10,347,634
Class R6	24,677,701	52,695,698
Net increase in net assets resulting from share transactions	334,106,353	74,233,143
Net increase in net assets	512,708,140	266,643,033

Net assets:
Beginning of year	1,395,457,430	1,128,814,397
End of year (includes undistributed net investment income of $(130,589) and $2,633,301, respectively)	$1,908,165,570	$1,395,457,430

Notes to Financial Statements

April 30, 2014

NOTE 1—Significant Accounting Policies

Invesco American Value Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to

13                         Invesco American Value Fund

contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the

14                         Invesco American Value Fund

Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.

Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency

15                         Invesco American Value Fund

contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Call Options Written and Purchased — The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operation. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

L.	Put Options Purchased — The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.72%
Next $535 million	0.715%
Next $31.965 billion	0.65%
Over $33 billion	0.64%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2013, the Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed above) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets. Prior to July 1, 2013, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.25%, 2.00%, 2.00%, 1.50%, 1.00%, 1.00% and 1.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended April 30, 2014, the Adviser waived advisory fees of $147,846.

16                         Invesco American Value Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended April 30, 2014, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2014, IDI advised the Fund that IDI retained $484,318 in front-end sales commissions from the sale of Class A shares and $16,143, $15,275 and $5,064 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2014, the Fund incurred $29,923 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,859,122,235	$35,245,320	$—	$1,894,367,555
Forward Foreign Currency Contracts*	—	(82,694)	—	(82,694)
Total Investments	$1,859,122,235	$35,162,626	$—	$1,894,284,861

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk
Forward foreign currency contracts(a)	$—	$(82,694)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.

17                         Invesco American Value Fund

Effect of Derivative Investments for the year ended April 30, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Option Contracts Written(a)
Realized Gain
Currency risk	$—	$—
Equity risk	—	127,123
Change in Unrealized Appreciation (Depreciation)
Currency risk	$(82,694)	$—
Equity risk	—	—
Total	$(82,694)	$127,123

(a)	Options purchased are included in the net realized gain from investment securities and net change in unrealized appreciation on investment securities.

The table below summarizes the average notional value of forward foreign currency contracts and options contracts written outstanding during the period.

	Forward Foreign Currency Contracts	Option Contracts Written
Average notional value	$2,307,953	$5,315,625

Open Forward Foreign Currency Contracts at Period-End
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/23/14	State Street Bank & Trust	GBP	7,815,087	USD	13,150,173	$13,192,102	$(41,929)
05/23/14	Bank of New York Co., Inc. (The)	GBP	7,253,391	USD	12,203,178	12,243,943	(40,765)
Total forward foreign currency contracts — Currency Risk							$(82,694)

Currency Abbreviations:

GBP	– British Pound Sterling
USD	– U.S. Dollar

Transactions During the Period
	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of period	—	$—
Written	6,075	127,123
Expired	(6,075)	(127,123)
End of period	—	$—

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

18                         Invesco American Value Fund

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of April 30, 2014.

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities*	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
State Street Bank & Trust	$41,929	$—	$41,929	$—	$—	$41,929
Bank of New York Co., Inc. (The)	40,765	—	40,765	—	—	40,765
Total	$82,694	$—	$82,694	$—	$—	$82,694

*	Includes cumulative appreciation (depreciation) of foreign forward currency contracts.

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2014, the Fund engaged in securities purchases of $1,650,134 and securities sales of $981,174, which resulted in net realized gains of $252,317.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,897.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended April 30, 2014 and 2013:

	2014	2013
Ordinary income	$17,835,434	$6,633,300
Long-term capital gain	101,602,944	—
Total distributions	$119,438,378	$6,633,300

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$7,475,498
Undistributed long-term gain	91,629,625
Net unrealized appreciation — investments	338,922,250
Temporary book/tax differences	(1,116,721)
Shares of beneficial interest	1,471,254,918
Total net assets	$1,908,165,570

19                         Invesco American Value Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $7,404,225 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward as of April 30, 2014.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2014 was $887,119,697 and $705,217,710, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$370,731,485
Aggregate unrealized (depreciation) of investment securities	(31,809,235)
Net unrealized appreciation of investment securities	$338,922,250

Cost of investments for tax purposes is $1,555,445,305.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of return of capital reclasses and REIT transactions, on April 30, 2014, undistributed net investment income was increased by $246,913, undistributed net realized gain was decreased by $277,611 and shares of beneficial interest was increased by $30,698. This reclassification had no effect on the net assets of the Fund.

20                         Invesco American Value Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended April 30,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	6,914,216	$270,185,034	6,488,372	$207,332,373
Class B	53,592	1,880,118	63,716	1,836,571
Class C	650,749	22,610,785	584,850	16,698,836
Class R	768,903	30,171,880	1,166,238	36,616,619
Class Y	4,663,504	180,559,215	3,391,951	106,167,612
Class R5	1,177,807	46,562,604	906,901	28,244,327
Class R6(b)	716,280	28,311,884	1,513,542	53,487,755

Issued as reinvestment of dividends:
Class A	1,703,427	64,672,942	111,067	3,562,021
Class B	78,053	2,681,171	6,446	187,405
Class C	223,066	7,497,781	—	—
Class R	107,103	4,062,002	4,263	138,084
Class Y	679,521	25,911,785	61,957	1,976,545
Class R5	79,175	3,020,660	6,175	197,236
Class R6	130,554	4,980,150	3,595	127,291

Automatic conversion of Class B shares to Class A shares:
Class A	200,674	7,857,830	251,090	7,959,533
Class B	(221,108)	(7,857,830)	(275,606)	(7,959,533)

Reacquired:
Class A	(5,398,222)	(208,396,088)	(5,868,014)	(188,796,784)
Class B	(152,046)	(5,371,842)	(215,332)	(6,245,670)
Class C	(492,505)	(17,060,190)	(563,396)	(15,898,681)
Class R	(818,057)	(31,442,969)	(733,839)	(23,904,982)
Class Y	(2,058,244)	(80,675,895)	(3,861,727)	(128,480,138)
Class R5	(189,139)	(7,440,341)	(572,318)	(18,093,929)
Class R6	(219,527)	(8,614,333)	(25,995)	(919,348)
Net increase in share activity	8,597,776	$334,106,353	2,443,936	$74,233,143

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 37% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012

21                         Invesco American Value Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(b)
Class A
Year ended 04/30/14	$35.77	$0.06	$7.14	$7.20	$(0.12)	$(2.74)	$(2.86)	$40.11	20.62	%(c)	$1,086,506	1.19	%(d)	1.20	%(d)	0.15	%(d)	46%
Year ended 04/30/13	30.90	0.17	4.86	5.03	(0.16)	—	(0.16)	35.77	16.35	(c)	846,516	1.22		1.23		0.54		28
Year ended 04/30/12	29.86	0.14	0.98	1.12	(0.08)	—	(0.08)	30.90	3.80	(c)	700,857	1.31		1.32		0.52		30
Ten months ended 04/30/11	22.22	0.07	7.61	7.68	(0.04)	—	(0.04)	29.86	34.57	(c)	549,428	1.26	(e)	1.27	(e)	0.34	(e)	28
Year ended 06/30/10	17.44	0.11	4.78	4.89	(0.11)	—	(0.11)	22.22	28.07	(c)	450,675	1.31		1.31		0.50		50
Year ended 06/30/09	24.18	0.16	(6.54)	(6.38)	(0.14)	(0.22)	(0.36)	17.44	(26.17	)(f)	398,513	1.41		1.41		0.90		60
Class B
Year ended 04/30/14	32.58	0.05	6.50	6.55	(0.11)	(2.74)	(2.85)	36.28	20.63	(c)(g)	32,127	1.19	(d)(g)	1.20	(d)(g)	0.15	(d)(g)	46
Year ended 04/30/13	28.15	0.16	4.42	4.58	(0.15)	—	(0.15)	32.58	16.33	(c)(g)	36,720	1.22	(g)	1.23	(g)	0.54	(g)	28
Year ended 04/30/12	27.19	0.14	0.90	1.04	(0.08)	—	(0.08)	28.15	3.84	(c)(g)	43,561	1.27	(g)	1.28	(g)	0.56	(g)	30
Ten months ended 04/30/11	20.23	0.04	6.93	6.97	(0.01)	—	(0.01)	27.19	34.45	(c)(g)	37,780	1.38	(e)(g)	1.39	(e)(g)	0.22	(e)(g)	28
Year ended 06/30/10	15.89	0.05	4.37	4.42	(0.08)	—	(0.08)	20.23	27.82	(c)(g)	33,933	1.55	(g)	1.55	(g)	0.26	(g)	50
Year ended 06/30/09	22.11	0.14	(6.00)	(5.86)	(0.14)	(0.22)	(0.36)	15.89	(26.22	)(h)(i)	31,586	1.48	(i)	1.48	(i)	0.82	(i)	60
Class C
Year ended 04/30/14	32.00	(0.20)	6.37	6.17	(0.02)	(2.74)	(2.76)	35.41	19.76	(c)(j)	111,455	1.91	(d)(j)	1.92	(d)(j)	(0.57	)(d)(j)	46
Year ended 04/30/13	27.70	(0.06)	4.36	4.30	—	—	—	32.00	15.52	(c)	88,519	1.97		1.98		(0.21)		28
Year ended 04/30/12	26.89	(0.05)	0.86	0.81	—	—	—	27.70	3.01	(c)(j)	76,053	2.03	(j)	2.04	(j)	(0.20	)(j)	30
Ten months ended 04/30/11	20.11	(0.07)	6.85	6.78	—	—	—	26.89	33.72	(c)(j)	46,700	1.97	(e)(j)	1.98	(e)(j)	(0.37	)(e)(j)	28
Year ended 06/30/10	15.82	(0.05)	4.35	4.30	(0.01)	—	(0.01)	20.11	27.18	(c)	38,952	2.06		2.06		(0.25)		50
Year ended 06/30/09	22.03	0.03	(5.96)	(5.93)	(0.06)	(0.22)	(0.28)	15.82	(26.68	)(i)(k)	33,390	2.11	(i)	2.11	(i)	0.19	(i)	60
Class R
Year ended 04/30/14	35.74	(0.04)	7.15	7.11	(0.05)	(2.74)	(2.79)	40.06	20.34	(c)	67,420	1.44	(d)	1.45	(d)	(0.10	)(d)	46
Year ended 04/30/13	30.87	0.10	4.86	4.96	(0.09)	—	(0.09)	35.74	16.08	(c)	58,086	1.47		1.48		0.29		28
Year ended 04/30/12	29.84	0.08	0.97	1.05	(0.02)	—	(0.02)	30.87	3.51	(c)	36,695	1.56		1.57		0.27		30
Ten months ended 04/30/11	22.23	0.02	7.59	7.61	(0.00)	—	(0.00)	29.84	34.24	(c)	17,440	1.51	(e)	1.52	(e)	0.09	(e)	28
Year ended 06/30/10	17.44	0.06	4.79	4.85	(0.06)	—	(0.06)	22.23	27.84	(c)	12,052	1.56		1.56		0.27		50
Year ended 06/30/09	24.19	0.12	(6.55)	(6.43)	(0.10)	(0.22)	(0.32)	17.44	(26.36	)(l)	4,132	1.70		1.70		0.73		60
Class Y
Year ended 04/30/14	35.90	0.16	7.16	7.32	(0.22)	(2.74)	(2.96)	40.26	20.91	(c)	452,580	0.94	(d)	0.95	(d)	0.40	(d)	46
Year ended 04/30/13	31.01	0.25	4.88	5.13	(0.24)	—	(0.24)	35.90	16.65	(c)	285,560	0.97		0.98		0.79		28
Year ended 04/30/12	29.98	0.21	0.97	1.18	(0.15)	—	(0.15)	31.01	4.01	(c)	259,308	1.06		1.07		0.77		30
Ten months ended 04/30/11	22.31	0.13	7.63	7.76	(0.09)	—	(0.09)	29.98	34.81	(c)	37,488	1.01	(e)	1.02	(e)	0.59	(e)	28
Year ended 06/30/10(m)	17.50	0.17	4.81	4.98	(0.17)	—	(0.17)	22.31	28.47	(c)	10,772	1.06		1.06		0.76		50
Year ended 06/30/09	24.27	0.21	(6.58)	(6.37)	(0.18)	(0.22)	(0.40)	17.50	(25.99	)(n)	8,135	1.19		1.19		1.23		60
Class R5
Year ended 04/30/14	35.91	0.20	7.18	7.38	(0.27)	(2.74)	(3.01)	40.28	21.06	(c)	72,753	0.84	(d)	0.85	(d)	0.50	(d)	46
Year ended 04/30/13	31.02	0.29	4.89	5.18	(0.29)	—	(0.29)	35.91	16.81	(c)	26,519	0.86		0.87		0.90		28
Year ended 04/30/12	29.98	0.28	0.97	1.25	(0.21)	—	(0.21)	31.02	4.26	(c)	12,340	0.87		0.88		0.96		30
Ten months ended 04/30/11	22.31	0.15	7.64	7.79	(0.12)	—	(0.12)	29.98	34.98	(c)	24	0.79	(e)	0.80	(e)	0.81	(e)	28
Year ended 06/30/10(o)	23.19	0.03	(0.88)	(0.85)	(0.03)	—	(0.03)	22.31	(3.69	)(c)	2,592	0.62	(e)	0.62	(e)	1.37	(e)	50
Class R6
Year ended 04/30/14	35.90	0.23	7.18	7.41	(0.29)	(2.74)	(3.03)	40.28	21.19	(c)	85,325	0.75	(d)	0.76	(d)	0.59	(d)	46
Year ended 04/30/13(o)	31.40	0.22	4.45	4.67	(0.17)	—	(0.17)	35.90	14.92	(c)	53,538	0.75	(e)	0.76	(e)	1.01	(e)	28

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended April 30, 2012, the portfolio turnover calculation excludes the value of securities purchased of $397,951,008 and sold of $108,111,947 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Mid-Cap Value Fund, Invesco Mid Cap Basic Value Fund and Invesco U.S. Mid Cap Value Fund into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $958,929, $36,307, $102,112, $58,433, $383,038, $41,464 and $66,998 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Annualized.
(f)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.21%, 0.37% and 0.49% for the years ended April 30, 2014, 2013, 2012, the ten months ended April 30, 2011 and the year ended June 30, 2010, respectively.
(h)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(i)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.98%, 0.97% and 0.96% for the years ended April 30, 2014, 2012 and the ten months ended April 30, 2011.
(k)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(m)	On June 1, 2010, the Class I shares of Van Kampen American Value Fund were reorganized into Class Y shares.
(n)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(o)	Commencement date of June 1, 2010 and September 24, 2012 for Class R5 and Class R6 shares, respectively.

22                         Invesco American Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco American Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco American Value Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the ten month period ended April 30, 2011 and the year ended June 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the year ended June 30, 2009 were audited by another independent registered public accounting firm whose report dated August 21, 2009 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

June 25, 2014

Houston, Texas

23                         Invesco American Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2013 through April 30, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/14)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,059.20	$6.08	$1,018.89	$5.96	1.19%
B	1,000.00	1,059.60	6.08	1,018.89	5.96	1.19
C	1,000.00	1,055.40	9.89	1,015.17	9.69	1.94
R	1,000.00	1,058.10	7.35	1,017.65	7.20	1.44
Y	1,000.00	1,060.60	4.80	1,020.13	4.71	0.94
R5	1,000.00	1,061.20	4.24	1,020.68	4.16	0.83
R6	1,000.00	1,061.60	3.78	1,021.12	3.71	0.74

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2013 through April 30, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

24                         Invesco American Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$101,602,944
Qualified Dividend Income*	96.27%
Corporate Dividends Received Deduction*	84.60%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Capital Gains	$12,334,515

25                         Invesco American Value Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			126	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			126	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	139	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	126	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	139	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2003	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	126	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.	126	Chairman, Board of Governors, Western Golf Association, Chairman, Evans Scholars Foundation and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International). Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			126	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			126	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	126	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	126	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	126	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	139	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	126	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco American Value Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	VK-AMVA-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2014

Invesco Comstock Fund
Nasdaq:
A: ACSTX ■ B: ACSWX ■ C: ACSYX ■ R: ACSRX ■ Y: ACSDX ■ R5: ACSHX ■ R6: ICSFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, major US and global equity market indexes hit multiyear or all-time highs[1]. This was the result of generally improving economic conditions, relatively healthy corporate profits and a return of individual investors to stocks - due in part to monetary policies that kept interest rates and yields on many fixed income securities low. Despite some volatility in the summer of 2013, overseas equity market indexes in developed and emerging nations generally rose during the reporting period - although developed markets generally outpaced emerging markets. In January 2014, amid widespread signs of an improving economy, the US Federal Reserve began a long-anticipated reduction in its bond-buying program, reducing uncertainty for fixed income investors even as volatility returned to the stock market in the first few months of the year.

    Extended periods of strong market performance can lull some investors into a false sense of security - just as extended periods of volatility or market weakness can discourage some investors from undertaking disciplined, long-term investment plans. That’s why Invesco believes it can often be helpful to work with a skilled and trusted financial adviser; he or she can emphasize the importance of adhering to an investment plan designed to achieve long-term goals like a first home, a college education for a child or a comfortable retirement. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing - whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1 Source: Reuters

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Comstock Fund

Bruce Crockett

Dear Fellow Shareholders:

Members of the Invesco Funds Board work continually to oversee how the Invesco Funds are performing in light of ever-changing and often unpredictable economic and market conditions. One of the ways we do this is by verifying that the teams that manage funds understand the risks associated with the investments they make in the funds they manage.

In light of market conditions over the last few years, the financial news media of late have given increased attention to “alternative investment strategies.” Despite this increased attention, many investors don’t know very much about these types of investment strategies.

Let me put alternative investment strategies and the new focus on them in some perspective. First, these types of investment strategies have been used predominately by institutional investors and investment professionals for decades to increase diversification - in an effort to dampen portfolio volatility (risk) with the goal of increasing returns. The focal point of the increased news coverage is that these types of strategies are now being made more widely available to individual investors.

Alternative investment strategies generally seek to provide measured exposure to various asset classes whose performance, historically, has not been highly correlated with one another. These strategies may help mitigate the impact to a portfolio from severe or prolonged market downturns while potentially providing reasonable returns over time. After a careful and thorough examination of the potential risks and potential benefits of alternative investment strategies, the Invesco Funds Board has approved the launch of several new alternative funds for the Invesco product lineup, to be managed by teams we determined have the depth and experience to pursue the funds’ investment objectives.

While no single investment product can provide complete downside protection in falling markets and full upside participation in rising markets, your Board believes alternative funds can be a prudent tool to work in concert with more traditional mutual funds and other investments to build well diversified portfolios. Your financial adviser can determine whether or not such investments are appropriate for your individual needs, goals and risk tolerance. Also, he or she can explain the risks associated with alternative investment strategies. This type of professional guidance is why Invesco believes it’s so important that individual investors work with trusted, experienced financial advisers.

Whether you’re invested in equity, fixed income, cash management or alternative investment funds, be assured that the Invesco Funds Board will continue working on your behalf and on behalf of all our fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Asset allocation/diversification does not guarantee a profit or eliminate the risk of loss.

Alternative products typically hold more non-traditional investments and employ more complex trading strategies, including hedging and leveraging through derivatives, short selling and opportunistic strategies that change with market conditions. Investors considering alternatives should be aware of their unique characteristics and additional risks from the strategies they use. Like all investments, performance will fluctuate. You can lose money.

3                         Invesco Comstock Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2014, Class A shares of Invesco Comstock Fund, at net asset value (NAV), outperformed the Fund’s style-specific benchmark, the Russell 1000 Value Index. Stock selection was the main driver of performance for the reporting period, as portfolio construction is based solely on bottom-up stock selection.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/13 to 4/30/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	21.47%
Class B Shares	21.31
Class C Shares	20.57
Class R Shares	21.22
Class Y Shares	21.77
Class R5 Shares	21.92
Class R6 Shares	21.92
S&P 500 Index‚ (Broad Market Index)	20.44
Russell 1000 Value Index■ (Style-Specific Index)	20.90
Lipper Large-Cap Value Funds Index[t] (Peer Group Index)	20.87

Source(s): ‚ Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

■Invesco, Russell via FactSet Research Systems Inc.; tLipper Inc.

How we invest

Our strategy aims to capitalize on market inefficiencies by investing in companies that appear undervalued relative to the market in general. Ultimately, we believe the market will recognize the value in these companies, and we will sell them as the stock prices begin to reflect their intrinsic value. We feel that stock selection, as opposed to making sector bets, may provide a more consistent opportunity for success. In addition, we seek to take advantage of pricing anomalies by purchasing undervalued stocks before a recognizable catalyst arises.

The Fund’s investable universe includes, but is not limited to, all large-cap US dollar-denominated equities and American Depository Receipts. To distill these investments, we first filter for companies with sufficient liquidity. We filter the remaining securities on valuation metrics depending on the growth or cyclical nature of their business. The result of this filtering process is a pool of highly liquid securities that we believe are statistically inexpensive relative to the broader market. Companies identified in the filtering process are thoroughly analyzed to assess intrinsic value and their ability to achieve fair value.

We will initiate a purchase of a security only if we believe the potential for stock price appreciation outweighs potential downside risk. To be eligible for inclusion in the Fund, a stock must meet the following criteria:

■	It is statistically cheap on the basis of its primary valuation criteria, which depends on the cyclical or growth nature of its business.

■	Rigorous fundamental analysis shows that the company is undervalued and possesses potential financial strength and improved quality of management for potential future growth.

    Portfolio construction is bottom-up and stock-specific, concentrating on individual company fundamental analysis and valuation. Therefore, while we monitor and are aware of our positions relative to the style-specific index, they do not play a major role in the construction of the Fund.

    We seek to manage risk with portfolio construction through diversification across most major sectors and the assistance of an independent quantitative risk control group. Risk management is continual. The Fund is regularly reviewed to ensure it is optimally constructed on a risk-reward basis.

    Our sell discipline is just as important as the buy decision and is based on the same principles: relative value and fundamentals. While no sale is automatic, we typically sell a security if it meets one or more of the following criteria:

■	We believe the target price has been realized, and we no longer consider the company undervalued.
■	We determine that a better value opportunity can be found elsewhere.
■	Our research shows that a company is experiencing deteriorating fundamentals beyond what we feel to be a tolerable level and the trend is likely to be a long-term issue.

Market conditions and your Fund

The US equity market rose to multiyear or all-time highs during the fiscal year ended April 30, 2014.1 Corporate earnings were resilient in the face of modest economic growth, driven by strong profitability across many sectors, and funda-

Portfolio Composition
By sector
Financials	22.7%
Energy	16.9
Consumer Discretionary	14.0
Health Care	13.9
Information Technology	10.2
Industrials	6.5
Consumer Staples	4.8
Utilities	2.4
Materials	2.1
Telecommunication Services	1.4
Money Market Funds
Plus Other Assets Less Liabilities	5.1

Top 10 Equity Holdings*

1. Citigroup Inc.	3.9%
2. Weatherford International Ltd.	3.2
3. JPMorgan Chase & Co.	3.1
4. Suncor Energy, Inc.	2.3
5. Merck & Co., Inc.	2.2
6. Viacom Inc.-Class B	2.2
7. Halliburton Co.	2.2
8. Wells Fargo & Co.	2.2
9. Royal Dutch Shell PLC-ADR	2.2
10. General Electric Co.	2.1

Total Net Assets	$12.4 billion

Total Number of Holdings*	74

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Comstock Fund

mentals for corporations and consumers remained relatively stable following significant recovery in prior years.

    However, the fiscal year began with capital markets in the US declining. In May and June 2013, equity and fixed income markets fell following then-US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time was approaching to reduce, or “taper,” the size of its bond buying economic stimulus program. This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in midsummer and generally rose, with some brief interruptions, through the end of 2013. The Fed’s announcement in December that tapering of its bond purchases would begin in early 2014 had little effect on equities as the announcement was widely anticipated. After strong performance in the second half of 2013, the US equity market turned volatile in the first four months of 2014 as investors worried that stocks may have risen too far, too fast in 2013. Adding to investor uncertainty was political upheaval in Ukraine and signs of economic sluggishness in the US and China.

    For the reporting period, major US equity market indexes delivered double-digit gains, and all sectors of the Russell 1000 Value Index were positive for the reporting period.

    On the positive side of sector performance, stock selection in the energy sector contributed to Fund performance. Halliburton and Weatherford International were two of the Fund’s top performers, both posting strong returns and outperforming the sector and the Russell 1000 Value Index. Halliburton announced stock buybacks and dividend increases early in the reporting period and reported a large jump in profits. Weatherford International was upgraded by analysts in the later part of the reporting period, after the company announced the sale of non-core business assets to help reduce debt.

    An overweight position and performance of select stocks in the consumer discretionary sector were large contributors to Fund performance, mainly within the media industry. Holdings such as Viacom and Time Warner Cable contributed the most within this industry. Viacom had a strong run in 2013, after reporting consecutive quarters of strong profits, with a large increase in profits from the film unit late in the reporting period.

Strong stock selection within the financials sector, mainly not having exposure to real estate investment trusts (REITs), was one of the strongest contributors to relative Fund performance.

    A material underweight position in the utilities sector enhanced relative Fund performance, as this was the second- worst performing sector in the Russell 1000 Value Index.

    Stock selection and an underweight position in the telecommunication services sector also contributed to Fund performance, mainly from a material underweight position in AT&T, followed by contributions from Vodafone Group. We sold our position in Vodafone Group as the stock had reached fair value, based on our analysis.

    Favorable stock selection in the consumer staples sector also helped Fund performance. An underweight position in Procter & Gamble coupled with exposure to Tyson Foods boosted Fund performance. Tyson Foods produced returns of more than 70% during the reporting period. Procter & Gamble was not longer held at the end of the reporting period.

    Conversely, cash acted as a detractor to relative Fund performance. Although the cash position only averaged around 5% for the reporting period, cash utilized for investment opportunities and allowances for redemptions from the Fund detracted from performance in such a strong equity market.

    We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the Fund. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a negative impact on the Fund’s performance relative to the Russell 1000 Value Index for the reporting period.

    An underweight position in the industrials sector was also a slight detractor from relative Fund performance, offsetting strong stock selection as the industrials sector returned more than 30% for the reporting period.

    Trading activity for the portfolio remained muted during the reporting period. We increased the Fund’s positions in health care, energy and consumer staples companies. Conversely, we continued to trim select insurance and technology stocks. The majority of activity occurred in the consumer discretionary sector where we continued to reduce media and select retail companies that have performed well.

    Thank you for your investment in Invesco Comstock Fund and for sharing our long-term investment horizon.

1	Source: Reuters

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Kevin Holt Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Comstock Fund. He joined Invesco in 2010. Mr. Holt earned a bachelor’s degree from the University of Iowa and an MBA from the University of Chicago Booth School of Business.

Devin Armstrong Chartered Financial Analyst, portfolio manager, is manager of Invesco Comstock Fund. He joined
Invesco in 2013. Mr. Armstrong earned a BBA in finance from the University of Iowa.

Jason Leder Chartered Financial Analyst, portfolio manager, is manager of Invesco Comstock Fund. He joined
Invesco in 2010. Mr. Leder earned a bachelor’s degree from The University of Texas at Austin and an MBA from Columbia University.

Matt Seinsheimer Chartered Financial Analyst, portfolio manager, is manager of Invesco Comstock Fund. He joined
Invesco in 1998. Mr. Seinsheimer earned a BBA from Southern Methodist University and an MBA from The University of Texas at Austin.

James Warwick Portfolio manager, is manager of Invesco Comstock Fund. He joined Invesco in 2010. Mr. Warwick earned a
BBA from Stephen F. Austin State University and an MBA from the University of Houston.

5                         Invesco Comstock Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/04

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	Small- and mid-capitalization risk. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

■	The S&P 500 Index is an unmanaged index considered representative of the US stock market.
■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s

6                         Invesco Comstock Fund

Average Annual Total Returns
As of 4/30/14, including maximum applicable sales charges

Class A Shares
Inception (10/7/68)	11.05%
10 Years	7.15
5 Years	18.67
1 Year	14.78

Class B Shares
Inception (10/19/92)	10.26%
10 Years	7.47
5 Years	19.71
1 Year	16.31

Class C Shares
Inception (10/26/93)	9.60%
10 Years	6.94
5 Years	19.13
1 Year	19.57

Class R Shares
Inception (10/1/02)	9.89%
10 Years	7.48
5 Years	19.73
1 Year	21.22

Class Y Shares
Inception (10/29/04)	7.79%
5 Years	20.33
1 Year	21.77

Class R5 Shares
10 Years	7.91%
5 Years	20.38
1 Year	21.92

Class R6 Shares
10 Years	7.83%
5 Years	20.20
1 Year	21.92

Effective June 1, 2010, Class A,

Class B, Class C, Class I and Class R shares of the predecessor fund, Van Kampen Comstock Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen Comstock Fund (renamed Invesco Comstock Fund). Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Comstock Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable

Average Annual Total Returns
As of 3/31/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (10/07/68)	11.05%
10 Years	6.97
5 Years	20.99
1 Year	16.48

Class B Shares
Inception (10/19/92)	10.26%
10 Years	7.27
5 Years	22.10
1 Year	18.00

Class C Shares
Inception (10/26/93)	9.60%
10 Years	6.77
5 Years	21.45
1 Year	21.36

Class R Shares
Inception (10/1/02)	9.90%
10 Years	7.30
5 Years	22.07
1 Year	22.93

Class Y Shares
Inception (10/29/04)	7.78%
5 Years	22.68
1 Year	23.61

Class R5 Shares
10 Years	7.73%
5 Years	22.72
1 Year	23.65

Class R6 Shares
10 Years	7.65%
5 Years	22.55
1 Year	23.76

fee waivers or expense reimbursements.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.86%, 0.98%, 1.61%, 1.11%, 0.61%, 0.49% and 0.41%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                         Invesco Comstock Fund

Invesco Comstock Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of April 30, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counter party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	REIT/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                         Invesco Comstock Find

Schedule of Investments(a)

April 30, 2014

	Shares	Value
Common Stocks & Other Equity Interests–94.90%
Aerospace & Defense–1.98%
Honeywell International Inc.	982,924	$91,313,640
Textron Inc.	3,783,165	154,731,448
		246,045,088

Aluminum–1.16%
Alcoa Inc.	10,656,029	143,536,711

Application Software–1.12%
Autodesk, Inc.(b)	1,401,003	67,276,164
Citrix Systems, Inc.(b)	1,196,810	70,982,801
		138,258,965

Asset Management & Custody Banks–2.85%
Bank of New York Mellon Corp. (The)	7,428,749	251,611,728
State Street Corp.	1,582,521	102,167,556
		353,779,284

Auto Parts & Equipment–0.93%
Johnson Controls, Inc.	2,561,674	115,633,964

Automobile Manufacturers–1.88%
General Motors Co.	6,753,231	232,851,405

Cable & Satellite–2.73%
Comcast Corp.–Class A	3,418,417	176,937,264
Time Warner Cable Inc.	1,140,848	161,384,358
		338,321,622

Communications Equipment–1.57%
Cisco Systems, Inc.	8,421,547	194,621,951

Department Stores–1.13%
Kohl’s Corp.	2,566,892	140,640,013

Diversified Banks–11.09%
Bank of America Corp.	11,935,479	180,703,152
Citigroup Inc.	10,149,920	486,282,667
JPMorgan Chase & Co.	6,753,299	378,049,678
U.S. Bancorp	1,438,188	58,649,307
Wells Fargo & Co.	5,466,256	271,344,948
		1,375,029,752

Drug Retail–1.57%
CVS Caremark Corp.	2,673,364	194,407,030

Electric Utilities–1.60%
FirstEnergy Corp.	1,690,018	57,038,107
PPL Corp.	4,242,484	141,444,417
		198,482,524

Electrical Components & Equipment–1.14%
Emerson Electric Co.	2,076,487	141,574,884

Electronic Components–0.98%
Corning Inc.	5,812,049	121,529,945

	Shares	Value
General Merchandise Stores–0.71%
Target Corp.	1,416,123	$87,445,595

Health Care Distributors–0.48%
Cardinal Health, Inc.	855,617	59,473,938

Health Care Services–0.68%
Express Scripts Holding Co.(b)	1,273,074	84,761,267

Hotels, Resorts & Cruise Lines–1.66%
Carnival Corp.	5,222,382	205,291,836

Housewares & Specialties–0.57%
Newell Rubbermaid Inc.	2,336,441	70,350,238

Industrial Conglomerates–2.07%
General Electric Co.	9,566,524	257,243,830

Industrial Machinery–1.32%
Ingersoll-Rand PLC	2,739,410	163,816,718

Integrated Oil & Gas–10.11%
BP PLC–ADR (United Kingdom)	4,826,424	244,313,583
Chevron Corp.	1,255,300	157,565,256
Murphy Oil Corp.	2,543,238	161,317,586
Occidental Petroleum Corp.	1,477,482	141,468,901
Royal Dutch Shell PLC–ADR (United Kingdom)	3,385,355	266,562,853
Suncor Energy, Inc. (Canada)	7,302,398	281,872,563
		1,253,100,742

Integrated Telecommunication Services–1.64%
AT&T Inc.	1,262,581	45,074,142
Verizon Communications Inc.	2,676,961	125,094,387
Vivendi S.A. (France)	1,255,018	33,722,212
		203,890,741

Internet Software & Services–1.92%
eBay Inc.(b)	3,166,495	164,119,436
Yahoo! Inc.(b)	2,039,124	73,306,508
		237,425,944

Investment Banking & Brokerage–2.33%
Goldman Sachs Group, Inc. (The)	669,883	107,060,701
Morgan Stanley	5,868,383	181,509,086
		288,569,787

Life & Health Insurance–1.79%
Aflac, Inc.	1,119,434	70,210,900
MetLife, Inc.	2,898,293	151,725,639
		221,936,539

Managed Health Care–2.95%
UnitedHealth Group Inc.	2,939,796	220,602,292
WellPoint, Inc.	1,444,041	145,386,048
		365,988,340

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Comstock Fund

	Shares	Value
Movies & Entertainment–4.07%
Time Warner Inc.	1,175,599	$78,130,309
Twenty-First Century Fox, Inc.–Class B	4,860,975	152,245,737
Viacom Inc.–Class B	3,232,420	274,691,052
		505,067,098

Multi-Utilities–0.84%
PG&E Corp.	2,288,030	104,288,407

Oil & Gas Drilling–0.30%
Noble Corp. PLC	1,211,991	37,341,443

Oil & Gas Equipment & Services–5.37%
Halliburton Co.	4,316,881	272,265,685
Weatherford International Ltd.(b)	18,750,135	393,752,835
		666,018,520

Oil & Gas Exploration & Production–1.15%
QEP Resources Inc.	4,648,041	142,648,378

Packaged Foods & Meats–3.20%
ConAgra Foods, Inc.	6,097,653	186,039,393
Mondelez International Inc.–Class A	2,985,414	106,430,009
Tyson Foods, Inc.–Class A	137,885	5,787,034
Unilever N.V.–New York Shares (Netherlands)	2,295,017	98,272,628
		396,529,064

Paper Products–0.95%
International Paper Co.	2,536,240	118,315,596

Pharmaceuticals–9.78%
Bristol-Myers Squibb Co.	3,140,157	157,290,464
GlaxoSmithKline PLC–ADR (United Kingdom)	1,173,612	64,982,896
Merck & Co., Inc.	4,723,802	276,625,845
Novartis AG (Switzerland)	2,373,655	206,259,705
Pfizer Inc.	6,356,920	198,844,458

	Shares	Value
Pharmaceuticals–(continued)
Roche Holding AG–ADR (Switzerland)	3,022,160	$110,698,699
Sanofi–ADR (France)	3,685,736	198,292,597
		1,212,994,664

Property & Casualty Insurance–2.16%
Allstate Corp. (The)	3,922,690	223,397,195
Travelers Cos., Inc. (The)	491,075	44,481,574
		267,878,769

Regional Banks–2.49%
Fifth Third Bancorp	5,886,899	121,328,989
PNC Financial Services Group, Inc. (The)	2,227,534	187,201,957
		308,530,946

Semiconductors–0.96%
Intel Corp.	4,435,249	118,376,796

Systems Software–1.75%
Microsoft Corp.	5,377,580	217,254,232

Technology Hardware, Storage & Peripherals–1.92%
Hewlett-Packard Co.	7,183,835	237,497,585
Total Common Stocks & Other Equity Interests (Cost $8,712,853,554)		11,766,750,151

Money Market Funds–5.04%
Liquid Assets Portfolio–Institutional Class(c)	312,799,735	312,799,735
Premier Portfolio–Institutional Class(c)	312,799,734	312,799,734
Total Money Market Funds (Cost $625,599,469)		625,599,469
TOTAL INVESTMENTS–99.94% (Cost $9,338,453,023)		12,392,349,620
OTHER ASSETS LESS LIABILITIES–0.06%		7,273,773
NET ASSETS–100.00%		$12,399,623,393

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Comstock Fund

Statement of Assets and Liabilities

April 30, 2014

Assets:
Investments, at value (Cost $8,712,853,554)	$11,766,750,151
Investments in affiliated money market funds, at value and cost	625,599,469
Total investments, at value (Cost $9,338,453,023)	12,392,349,620
Foreign currencies, at value (Cost $78)	79
Receivable for:
Investments sold	20,129,617
Fund shares sold	20,901,313
Dividends	10,842,469
Investment for trustee deferred compensation and retirement plans	802,843
Other assets	73,655
Total assets	12,445,099,596

Liabilities:
Payable for:
Investments purchased	17,448,381
Fund shares reacquired	15,098,906
Forward foreign currency contracts outstanding	4,669,195
Accrued fees to affiliates	6,783,212
Accrued trustees’ and officers’ fees and benefits	12,356
Accrued other operating expenses	516,240
Trustee deferred compensation and retirement plans	947,913
Total liabilities	45,476,203
Net assets applicable to shares outstanding	$12,399,623,393

Net assets consist of:
Shares of beneficial interest	$9,750,596,140
Undistributed net investment income	64,081,938
Undistributed net realized gain (loss)	(464,337,496)
Net unrealized appreciation	3,049,282,811
$12,399,623,393

Net Assets:
Class A	$7,356,632,717
Class B	$184,408,667
Class C	$589,909,951
Class R	$335,561,581
Class Y	$2,941,152,022
Class R5	$631,780,395
Class R6	$360,178,060

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	302,867,282
Class B	7,594,059
Class C	24,296,836
Class R	13,817,486
Class Y	121,073,834
Class R5	26,015,178
Class R6	14,833,915
Class A:
Net asset value per share	$24.29
Maximum offering price per share
(Net asset value of $24.29 ÷ 94.50%)	$25.70
Class B:
Net asset value and offering price per share	$24.28
Class C:
Net asset value and offering price per share	$24.28
Class R:
Net asset value and offering price per share	$24.29
Class Y:
Net asset value and offering price per share	$24.29
Class R5:
Net asset value and offering price per share	$24.29
Class R6:
Net asset value and offering price per share	$24.28

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Comstock Fund

Statement of Operations

For the year ended April 30, 2014

Investment income:
Dividends (net of foreign withholding taxes of $4,382,990)	$265,345,719
Dividends from affiliated money market funds	308,819
Total investment income	265,654,538

Expenses:
Advisory fees	41,774,948
Administrative services fees	812,357
Custodian fees	299,319
Distribution fees:
Class A	16,877,398
Class B	883,538
Class C	5,332,433
Class R	1,419,926
Transfer agent fees — A, B, C, R and Y	17,599,840
Transfer agent fees — R5	508,820
Transfer agent fees — R6	11,464
Trustees’ and officers’ fees and benefits	490,984
Other	1,233,083
Total expenses	87,244,110
Less: Fees waived and expense offset arrangement(s)	(838,542)
Net expenses	86,405,568
Net investment income	179,248,970

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $370,205)	434,573,127
Foreign currencies	(37,770)
Forward foreign currency contracts	(62,170,263)
372,365,094
Change in net unrealized appreciation of:
Investment securities	1,578,615,526
Foreign currencies	53,289
Forward foreign currency contracts	493,831
1,579,162,646
Net realized and unrealized gain	1,951,527,740
Net increase in net assets resulting from operations	$2,130,776,710

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Comstock Fund

Statement of Changes in Net Assets

For the years ended April 30, 2014 and 2013

	2014	2013
Operations:
Net investment income	$179,248,970	$138,779,686
Net realized gain	372,365,094	508,621,051
Change in net unrealized appreciation	1,579,162,646	1,071,967,542
Net increase in net assets resulting from operations	2,130,776,710	1,719,368,279

Distributions to shareholders from net investment income:
Class A	(84,222,613)	(83,504,096)
Class B	(2,284,461)	(3,962,755)
Class C	(2,664,463)	(3,465,883)
Class R	(2,833,815)	(2,508,829)
Class Y	(37,063,241)	(34,671,348)
Class R5	(8,168,180)	(7,159,413)
Class R6	(4,332,817)	(1,435,018)
Total distributions from net investment income	(141,569,590)	(136,707,342)

Share transactions–net:
Class A	106,232,824	(433,257,931)
Class B	(104,572,672)	(142,261,515)
Class C	24,297,960	(57,062,036)
Class R	65,260,970	(7,138,539)
Class Y	338,334,837	(320,594,954)
Class R5	140,372,631	(67,864,490)
Class R6	167,903,093	128,219,143
Net increase (decrease) in net assets resulting from share transactions	737,829,643	(899,960,322)
Net increase in net assets	2,727,036,763	682,700,615

Net assets:
Beginning of year	9,672,586,630	8,989,886,015
End of year (includes undistributed net investment income of $64,081,938 and $26,246,110, respectively)	$12,399,623,393	$9,672,586,630

Notes to Financial Statements

April 30, 2014

NOTE 1—Significant Accounting Policies

Invesco Comstock Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based

13                         Invesco Comstock Fund

on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

14                         Invesco Comstock Fund

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.50%
Next $1 billion	0.45%
Next $1 billion	0.40%
Over $3 billion	0.35%

15                         Invesco Comstock Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75% respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended April 30, 2014, the Adviser waived advisory fees of $830,700.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended April 30, 2014, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2014, IDI advised the Fund that IDI retained $1,071,297 in front-end sales commissions from the sale of Class A shares and $13,287, $75,697 and $17,446 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

16                         Invesco Comstock Fund

The following is a summary of the tiered valuation input levels, as of April 30, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$12,041,669,004	$350,680,616	$—	$12,392,349,620
Forward Foreign Currency Contracts*	—	(4,669,195)	—	(4,669,195)
Total Investments	$12,041,669,004	$346,011,421	$—	$12,387,680,425

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk
Forward foreign currency contracts(a)	$—	$(4,669,195)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended April 30, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain (Loss)
Currency risk	$(62,170,263)
Change in Unrealized Appreciation
Currency risk	493,831
Total	$(61,676,432)

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$1,044,051,032

Open Forward Foreign Currency Contracts at Period-End
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/23/14	Barclays Capital Inc.	CAD	61,956,218	USD	56,066,185	$56,495,212	$(429,027)
05/23/14	CIBC World Markets Corp.	CAD	61,224,781	USD	55,398,268	55,828,246	(429,978)
05/23/14	Citigroup Global Markets Inc.	CAD	61,224,781	USD	55,417,824	55,828,245	(410,421)
05/23/14	Goldman Sachs & Co.	CAD	61,224,781	USD	55,409,048	55,828,246	(419,198)
05/23/14	Barclays Capital Inc.	CHF	58,939,853	USD	66,912,854	66,977,230	(64,376)
05/23/14	CIBC World Markets Corp.	CHF	58,939,854	USD	66,896,907	66,977,231	(80,324)
05/23/14	Citigroup Global Markets Inc.	CHF	58,939,853	USD	66,896,526	66,977,230	(80,704)
05/23/14	Goldman Sachs & Co.	CHF	59,670,728	USD	67,643,916	67,807,771	(163,855)
05/23/14	Barclays Capital Inc.	EUR	87,717,586	USD	121,435,700	121,680,520	(244,820)
05/23/14	CIBC World Markets Corp.	EUR	87,717,587	USD	121,390,614	121,680,521	(289,907)
05/23/14	Citigroup Global Markets Inc.	EUR	91,520,272	USD	126,634,587	126,955,548	(320,961)
05/23/14	Goldman Sachs & Co.	EUR	87,717,587	USD	121,329,212	121,680,521	(351,309)
05/23/14	Barclays Capital Inc.	GBP	37,345,463	USD	63,043,976	63,377,873	(333,897)
05/23/14	CIBC World Markets Corp.	GBP	39,676,549	USD	66,603,436	66,975,210	(371,774)
05/23/14	Citigroup Global Markets Inc.	GBP	37,545,462	USD	63,037,141	63,377,871	(340,730)
05/23/14	Goldman Sachs & Co.	GBP	37,545,464	USD	63,039,960	63,377,874	(337,914)
Total forward foreign currency contracts — Currency Risk							$(4,669,195)

Currency Abbreviations:

CAD	– Canadian Dollar
GBP	– British Pound Sterling

CHF	– Swiss Franc
USD	– U.S. Dollar

EUR	– Euro

17                         Invesco Comstock Fund

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of April 30, 2014.

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Barclays Capital Inc.	$1,072,120	$—	$1,072,120	$—	$—	$1,072,120
CIBC World Markets Corp.	1,171,983	—	1,171,983	—	—	1,171,983
Citigroup Global Markets Inc.	1,152,816	—	1,152,816	—	—	1,152,816
Goldman Sachs & Co.	1,272,276	—	1,272,276	—	—	1,272,276
Total	$4,669,195	$—	$4,669,195	$—	$—	$4,669,195

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2014, the Fund engaged in securities purchases of $3,635,586 and securities sales of $706,089, which resulted in net realized gains of $370,205.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,842.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Comstock Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended April 30, 2014 and 2013:

	2014	2013
Ordinary income	$141,569,590	$136,707,342

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$65,140,450
Net unrealized appreciation — investments	3,044,075,386
Net unrealized appreciation — other investments	55,409
Temporary book/tax differences	(905,943)
Capital loss carryforward	(459,338,049)
Shares of beneficial interest	9,750,596,140
Total net assets	$12,399,623,393

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $372,638,126 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of April 30, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
April 30, 2017	$450,633,311	$—	$450,633,311
April 30, 2018	8,704,738	—	8,704,738
	$459,338,049	$—	$459,338,049

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2014 was $1,797,976,066 and $1,195,820,286, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$3,289,103,147
Aggregate unrealized (depreciation) of investment securities	(245,027,761)
Net unrealized appreciation of investment securities	$3,044,075,386

Cost of investments for tax purposes is $9,348,274,234.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and other fair fund distribution transactions, on April 30, 2014, undistributed net investment income was increased by $156,448 and undistributed net realized gain (loss) was decreased by $156,448. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Comstock Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended April 30,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	51,782,926	$1,162,678,668	28,354,606	$509,828,054
Class B	199,567	4,436,862	143,151	2,553,384
Class C	4,077,528	91,731,670	1,426,339	25,880,300
Class R	8,041,732	180,732,649	4,357,115	78,208,878
Class Y	39,441,106	885,843,945	26,160,421	463,679,469
Class R5	10,458,726	233,470,332	7,779,805	137,210,242
Class R6(b)	11,698,240	260,975,165	9,312,883	165,064,469

Issued as reinvestment of dividends:
Class A	3,567,338	79,347,411	4,492,477	79,105,801
Class B	98,525	2,209,328	219,159	3,778,268
Class C	110,949	2,461,399	179,046	3,139,068
Class R	126,992	2,833,758	141,889	2,492,487
Class Y	1,609,010	35,896,153	1,920,856	33,741,238
Class R5	365,128	8,167,965	404,643	7,093,115
Class R6	193,777	4,332,817	77,812	1,435,018

Automatic conversion of Class B shares to Class A shares:
Class A	3,492,937	78,081,752	5,642,919	101,141,273
Class B	(3,493,831)	(78,081,752)	(5,645,296)	(101,141,273)

Reacquired:
Class A	(54,030,858)	(1,213,875,007)	(63,691,543)	(1,123,333,059)
Class B	(1,488,485)	(33,137,110)	(2,711,012)	(47,451,894)
Class C	(3,112,801)	(69,895,109)	(4,902,931)	(86,081,404)
Class R	(5,240,664)	(118,305,437)	(4,932,584)	(87,839,904)
Class Y	(26,243,831)	(583,405,261)	(47,953,400)	(818,015,661)
Class R5	(4,484,698)	(101,265,666)	(11,982,079)	(212,167,847)
Class R6	(4,409,082)	(97,404,889)	(2,039,715)	(38,280,344)
Net increase (decrease) in share activity	32,760,231	$737,829,643	(53,245,439)	$(899,960,322)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.

20                         Invesco Comstock Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(b)
Class A
Year ended 04/30/14	$20.25	$0.36	$3.96	$4.32	$(0.28)	$24.29	21.47	%(c)	$7,356,633	0.81	%(d)	0.82	%(d)	1.59	%(d)	11%
Year ended 04/30/13	16.93	0.27	3.32	3.59	(0.27)	20.25	21.46	(c)	6,034,792	0.86		0.86		1.56		12
Year ended 04/30/12	17.20	0.25	(0.30)	(0.05)	(0.22)	16.93	(0.19	)(c)	5,473,149	0.88		0.88		1.55		17
Four months ended 04/30/11	15.73	0.06	1.46	1.52	(0.05)	17.20	9.71	(c)	6,092,190	0.84	(e)	0.84	(e)	1.18	(e)	10
Year ended 12/31/10	13.81	0.20	1.93	2.13	(0.21)	15.73	15.60	(c)	5,760,670	0.86		0.86		1.39		18
Year ended 12/31/09	10.85	0.19	2.95	3.14	(0.18)	13.81	29.45	(f)	5,759,425	0.89		0.89		1.63		14
Class B
Year ended 04/30/14	20.23	0.32	3.97	4.29	(0.24)	24.28	21.31	(c)(g)	184,409	0.96	(d)(g)	0.97	(d)(g)	1.44	(d)(g)	11
Year ended 04/30/13	16.93	0.23	3.30	3.53	(0.23)	20.23	21.11	(c)	248,404	1.09		1.61		1.33		12
Year ended 04/30/12	17.20	0.25	(0.30)	(0.05)	(0.22)	16.93	(0.19	)(c)(g)	343,166	0.88	(g)	0.88	(g)	1.55	(g)	17
Four months ended 04/30/11	15.73	0.06	1.46	1.52	(0.05)	17.20	9.71	(c)(g)	526,168	0.84	(e)(g)	0.84	(e)(g)	1.18	(e)(g)	10
Year ended 12/31/10	13.81	0.20	1.93	2.13	(0.21)	15.73	15.60	(c)(g)	547,060	0.86	(g)	0.86	(g)	1.39	(g)	18
Year ended 12/31/09	10.85	0.19	2.95	3.14	(0.18)	13.81	29.45	(f)(g)	756,515	0.89	(g)	0.89	(g)	1.64	(g)	14
Class C
Year ended 04/30/14	20.24	0.19	3.96	4.15	(0.11)	24.28	20.57	(c)	589,910	1.56	(d)	1.57	(d)	0.84	(d)	11
Year ended 04/30/13	16.93	0.14	3.31	3.45	(0.14)	20.24	20.52	(c)	469,962	1.61		1.61		0.81		12
Year ended 04/30/12	17.20	0.13	(0.30)	(0.17)	(0.10)	16.93	(0.94	)(c)	448,866	1.63		1.63		0.80		17
Four months ended 04/30/11	15.74	0.02	1.46	1.48	(0.02)	17.20	9.43	(c)	524,840	1.59	(e)	1.59	(e)	0.43	(e)	10
Year ended 12/31/10	13.81	0.09	1.94	2.03	(0.10)	15.74	14.82	(c)	506,742	1.61		1.61		0.64		18
Year ended 12/31/09	10.86	0.10	2.94	3.04	(0.09)	13.81	28.37	(f)	538,048	1.64		1.64		0.87		14
Class R
Year ended 04/30/14	20.24	0.30	3.97	4.27	(0.22)	24.29	21.22	(c)	335,562	1.06	(d)	1.07	(d)	1.34	(d)	11
Year ended 04/30/13	16.93	0.23	3.31	3.54	(0.23)	20.24	21.11	(c)	220,443	1.11		1.11		1.31		12
Year ended 04/30/12	17.19	0.20	(0.28)	(0.08)	(0.18)	16.93	(0.38	)(c)	191,685	1.13		1.13		1.30		17
Four months ended 04/30/11	15.73	0.05	1.45	1.50	(0.04)	17.19	9.57	(c)	199,254	1.09	(e)	1.09	(e)	0.93	(e)	10
Year ended 12/31/10	13.81	0.16	1.93	2.09	(0.17)	15.73	15.32	(c)	184,927	1.11		1.11		1.14		18
Year ended 12/31/09	10.85	0.15	2.96	3.11	(0.15)	13.81	29.13	(f)	164,959	1.14		1.14		1.35		14
Class Y(h)
Year ended 04/30/14	20.25	0.41	3.97	4.38	(0.34)	24.29	21.77	(c)	2,941,152	0.56	(d)	0.57	(d)	1.84	(d)	11
Year ended 04/30/13	16.93	0.32	3.31	3.63	(0.31)	20.25	21.76	(c)	2,151,816	0.61		0.61		1.81		12
Year ended 04/30/12	17.20	0.28	(0.29)	(0.01)	(0.26)	16.93	0.06	(c)	2,135,728	0.63		0.63		1.80		17
Four months ended 04/30/11	15.73	0.08	1.45	1.53	(0.06)	17.20	9.78	(c)	1,771,697	0.59	(e)	0.59	(e)	1.43	(e)	10
Year ended 12/31/10	13.80	0.23	1.94	2.17	(0.24)	15.73	15.97	(c)	1,530,636	0.61		0.61		1.65		18
Year ended 12/31/09	10.85	0.21	2.95	3.16	(0.21)	13.80	29.67	(f)	1,181,166	0.64		0.64		1.85		14
Class R5
Year ended 04/30/14	20.24	0.43	3.97	4.40	(0.35)	24.29	21.92	(c)	631,780	0.49	(d)	0.50	(d)	1.91	(d)	11
Year ended 04/30/13	16.93	0.34	3.31	3.65	(0.34)	20.24	21.85	(c)	398,311	0.49		0.49		1.93		12
Year ended 04/30/12	17.19	0.31	(0.28)	0.03	(0.29)	16.93	0.33	(c)	397,292	0.44		0.44		1.99		17
Four months ended 04/30/11	15.72	0.09	1.45	1.54	(0.07)	17.19	9.82	(c)	167,740	0.36	(e)	0.36	(e)	1.66	(e)	10
Year ended 12/31/10(i)	13.33	0.14	2.44	2.58	(0.19)	15.72	19.53	(c)	164,600	0.49	(e)	0.49	(e)	1.68	(e)	18
Class R6
Year ended 04/30/14	20.25	0.45	3.95	4.40	(0.37)	24.28	21.92	(c)	360,178	0.40	(d)	0.41	(d)	2.00	(d)	11
Year ended 04/30/13(i)	17.67	0.22	2.54	2.76	(0.18)	20.25	15.73	(c)	148,859	0.41	(e)	0.41	(e)	2.01	(e)	12

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending April 30, 2012, the portfolio turnover calculation excludes the value of securities purchased of $279,205,287 and sold of $89,253,686 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Large Cap Basic Value Fund, Invesco Value Fund and Invesco Value II into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $6,767,200, $219,181, $533,243, $283,985, $2,493,700, $526,298 and $254,949 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Annualized.
(f)	Assumes reinvestment of all distributions for all classes for the period and does not include payments of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC) on Class A shares, the maximum CDSC of 5%, charged on certain Class B shares, made within one year of purchase and declining to 0% after the fifth year or on the maximum CDSC of 1%, charged on certain redemptions of Class C shares within one year of purchase. On purchases of $1 million or more of Class A shares, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% on Class A shares, up to 1% on Class B and Class C shares or up to 0.50% on Class R shares, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	Total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.40% for the year ended April 30, 2014, 0.25% for the year ended April 30, 2012, the four months ended April 30, 2011 and the year ended December 31, 2010 and reflect actual 12b-1 fees of less than 1.00% for the year ended December 31, 2009.
(h)	On June 1, 2010, Van Kampen Comstock Fund’s Class I shares were reorganized into Class Y shares.
(i)	Commencement date of June 1, 2010 and September 24, 2012 for Class R5 shares and Class R6 shares, respectively.

21                         Invesco Comstock Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Comstock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Comstock Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the four month period ended April 30, 2011, and the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the year ended December 31, 2009 were audited by another independent registered public accounting firm whose report dated February 19, 2010 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

June 25, 2014

Houston, Texas

22                         Invesco Comstock Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2013 through April 30, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/14)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,087.50	$4.19	$1,020.78	$4.06	0.81%
B	1,000.00	1,087.00	4.19	1,020.78	4.06	0.81
C	1,000.00	1,083.50	8.06	1,017.06	7.80	1.56
R	1,000.00	1,086.10	5.48	1,019.54	5.31	1.06
Y	1,000.00	1,088.80	2.90	1,022.02	2.81	0.56
R5	1,000.00	1,089.20	2.54	1,022.36	2.46	0.49
R6	1,000.00	1,089.80	2.02	1,022.86	1.96	0.39

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2013 through April 30, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

23                         Invesco Comstock Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2014:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	99.70%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco Comstock Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			126	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			126	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	139	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	126	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	139	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2003	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	126	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.	126	Chairman, Board of Governors, Western Golf Association, Chairman, Evans Scholars Foundation and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International). Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			126	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			126	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	126	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	126	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	126	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	139	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	126	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Comstock Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	VK-COM-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2014

Invesco Dividend Income Fund
Nasdaq:
A: IAUTX ■ B: IBUTX ■ C: IUTCX ■ Y: IAUYX ■ Investor: FSTUX ■ R5: FSIUX ■ R6: IFUTX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period covered by this report, major US and global equity market indexes hit multiyear or all-time highs.[1] This was the result of generally improving economic conditions, relatively healthy corporate profits and a return of individual investors to stocks - due in part to monetary policies that kept interest rates and yields on many fixed income securities low. Despite some volatility in the summer of 2013, overseas equity market indexes in developed and emerging nations generally rose during the reporting period – although developed markets generally outpaced emerging markets. In January 2014, amid widespread signs of an improving economy, the US Federal Reserve began a long-anticipated reduction in its bond-buying program, reducing uncertainty for fixed income investors even as volatility returned to the stock market in the first few months of the year.

Extended periods of strong market performance can lull some investors into a false sense of security – just as extended periods of volatility or market weakness can discourage some investors from undertaking disciplined, long-term investment plans. That’s why Invesco believes it can often be helpful to work with a skilled and trusted financial adviser; he or she can emphasize the importance of adhering to an investment plan designed to achieve long-term goals like a first home, a college education for a child or a comfortable retirement. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoresSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1 Source: Reuters

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Dividend Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Members of the Invesco Funds Board work continually to oversee how the Invesco Funds are performing in light of ever-changing and often unpredictable economic and market conditions. One of the ways we do this is by verifying that the teams that manage funds understand the risks associated with the investments they make in the funds they manage.

In light of market conditions over the last few years, the financial news media of late have given increased attention to “alternative investment strategies.” Despite this increased attention, many investors don’t know very much about these types of investment strategies.

Let me put alternative investment strategies and the new focus on them in some perspective. First, these types of investment strategies have been used predominately by institutional investors and investment professionals for decades to increase diversification – in an effort to dampen portfolio volatility (risk) with the goal of increasing returns. The focal point of the increased news coverage is that these types of strategies are now being made more widely available to individual investors.

Alternative investment strategies generally seek to provide measured exposure to various asset classes whose performance, historically, has not been highly correlated with one another. These strategies may help mitigate the impact to a portfolio from severe or prolonged market downturns while potentially providing reasonable returns over time. After a careful and thorough examination of the potential risks and potential benefits of alternative investment strategies, the Invesco Funds Board has approved the launch of several new alternative funds for the Invesco product lineup, to be managed by teams we determined have the depth and experience to pursue the funds’ investment objectives.

While no single investment product can provide complete downside protection in falling markets and full upside participation in rising markets, your Board believes alternative funds can be a prudent tool to work in concert with more traditional mutual funds and other investments to build well diversified portfolios. Your financial adviser can determine whether or not such investments are appropriate for your individual needs, goals and risk tolerance. Also, he or she can explain the risks associated with alternative investment strategies. This type of professional guidance is why Invesco believes it’s so important that individual investors work with trusted, experienced financial advisers.

Whether you’re invested in equity, fixed income, cash management or alternative investment funds, be assured that the Invesco Funds Board will continue working on your behalf and on behalf of all our fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Asset allocation/diversification does not guarantee a profit or eliminate the risk of loss.

Alternative products typically hold more non-traditional investments and employ more complex trading strategies, including hedging and leveraging through derivatives, short selling and opportunistic strategies that change with market conditions. Investors considering alternatives should be aware of their unique characteristics and additional risks from the strategies they use. Like all investments, performance will fluctuate. You can lose money.

3                         Invesco Dividend Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2014, Invesco Dividend Income Fund delivered positive returns, but underperformed its broad market benchmark, the S&P 500 Index, and its style-specific benchmarks, the Dow Jones U.S. Select Dividend Index and the Russell 1000 Value Index. Holdings in the industrials, utilities and financials sectors were the largest contributors to overall Fund results. The Fund’s underperformance versus the Dow Jones U.S. Select Dividend Index was mainly due to an underweight position in the industrials sector.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/13 to 4/30/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	14.66%
Class B Shares	13.76
Class C Shares	13.71
Class Y Shares	14.95
Investor Class Shares	14.61
Class R5 Shares	14.87
Class R6 Shares	14.89
S&P 500 Index‚(Broad Market Index)	20.44
Dow Jones U.S. Select Dividend Index■ (Style-Specific Index)	18.47
Russell 1000 Value Index♦(Style-Specific Index)	20.90
Lipper Equity Income Index▲ (Peer Group Index)	17.24

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

■Dow Jones via FactSet Research Systems Inc.;

♦Invesco, Russell via FactSet Research Systems Inc.; ▲Lipper Inc.

How we invest

The Fund seeks to meet its objective of current income and long-term capital growth by investing in above-market yielding stocks that can help investors earn income, preserve assets and build capital. We believe that dividend-paying stocks may provide a conservative foundation for investors’ portfolios and we seek to enhance the value of dividend investing by identifying above-market yielding stocks with consistent and defensible dividends.

Through fundamental research, we measure the strength and sustainability of a company’s dividend by analyzing its free cash flow potential over the next two to three years. We construct a portfolio that we believe provides above-average dividend income and the potential to build capital over the long term. Portfolio risk is managed by utilizing careful stock selection, maintaining exposure to multiple sectors and employing a rigorous buy-and-sell discipline.

Our sell-discipline is dynamic, and considers both quantitative and qualitative factors, which include, but are not limited to:

■	Current share price exceeds target price and/or becomes overvalued.
■	Fundamental change occurs in the

underlying business that lowers the potential return profile.

■	Capital structure and/or earnings deterioration jeopardizes the dividend.
■	A more compelling investment opportunity emerges.

Market conditions and your Fund

The US equity market rose to multiyear or all-time highs during the fiscal year ended April 30, 2014.1 Corporate earnings were resilient in the face of modest economic growth, driven by strong profitability across many sectors. Overall, fundamentals for corporations and consumers remained stable during the reporting period following a significant recovery in prior years.

The industrials sector contributed the most to overall Fund performance during the fiscal year. Within the sector, Lockheed Martin was a top contributor. The company’s management drove margins higher, despite a slight decline in the company’s revenues. Capital allocation decisions continued to be shareholder friendly, with a 16% increase in the dividend2 and continued share repurchases. The stock also benefited from improved investor sentiment that defense spending would grow sooner than expected.

During the fiscal year, the industrials sector was also one of the top performing sectors in the Dow Jones U.S. Select Dividend Index. While the Fund’s holdings in the sector performed well, our underweight position in the sector detracted from relative results.

The energy sector contributed positively to Fund performance. Within our energy holdings, Total S.A., a French integrated oil and gas company, was a top contributor primarily due to higher cash flow resulting from the company’s strategy to reduce capital expenditures. Upstream production also benefited from the return of volumes following a gas leak

Portfolio Composition
By sector
Utilities	25.1%
Consumer Staples	21.9
Industrials	8.5
Financials	7.8
Health Care	7.3
Telecommunication Services	6.9
Energy	5.7
Consumer Discretionary	3.8
Information Technology	3.4
Materials	1.9
Money Market Funds
Plus Other Assets Less Liabilities	7.7

Top 10 Equity Holdings*

1. Lockheed Martin Corp.	4.2%
2. Pepco Holdings, Inc.	3.4
3. Kraft Foods Group, Inc.	3.2
4. Total S.A.	2.9
5. Altria Group, Inc.	2.8
6. Duke Energy Corp.	2.6
7. AGL Resources Inc.	2.5
8. General Mills, Inc.	2.5
9. Federated Investors, Inc.-Class B	2.5
10. Johnson & Johnson	2.4

Total Net Assets	$518.4 million

Total Number of Holdings*	52

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Dividend Income Fund

in the North Sea, along with the timely deployment of several large projects. Additionally, cost restructuring efforts in the company’s downstream business led to improved earnings.

Federated Investors, which provides asset management services for institutional and individual investors, was also one of the top contributors during the reporting period. While organic growth fundamentals remained mixed, investors began to anticipate reduced expenses for the company related to fee waivers on its money market funds. In addition, investors gained greater insight on the scope of regulatory reform.

While our holdings in the consumer staples sector posted gains during the fiscal year, an overweight position combined with stock selection detracted from results versus the Dow Jones U.S. Select Dividend Index. Within consumer staples, tobacco company Philip Morris International was the largest detractor from Fund performance. The company was challenged by larger-than-normal volume declines and slowing growth in some key emerging markets. However, the firm was able to increase worldwide pricing by more than 6%3 and continued to reward shareholders with sizable buybacks and dividend increases.

Select holdings in the consumer discretionary and telecommunication services sectors also declined during the reporting period. Retail discount store Target detracted the most from Fund results, as consumer spending remained weak in the US and the company struggled in Canada. Target was also negatively impacted by the disclosure of a credit card security breach during the key holiday season. Verizon Communications was also among the largest detractors during the fiscal year. Increased US wireless competition pressured the company’s stock performance. The $60.2 billion shares of Verizon stock1 issued to Vodafone (not a Fund holding) shareholders as part of the Verizon wireless transaction created a significant overhang.

In the consumer staples sector, we opportunistically added to several existing holdings and initiated one new position during the fiscal year. We have numerous positions in the sector, each with company-specific considerations that could lead to improving fundamentals. Overall, we believe their profit margins are sustainable, and valuations are reasonable. We also believe that dividend growth remains a key use of free cash flow at these companies.

We also actively invested in the energy sector during the reporting period,

though at the close of the fiscal year the Fund remained underweight in this sector versus its broad market and style-specific indexes. In previous years, we had been concerned that increased capital expenditures and rising input costs would weigh on the energy sector’s profitability. However, during the reporting period, the combination of attractive valuations, near historical trough margins and expectation of greater capital discipline created buying opportunities.

Many of our investments in the financials sector did well during the reporting period, as capital ratios improved, the credit cycle continued to mature and loan growth, particularly commercial and industrial, was positive. We modestly reduced our exposure to the financials sector due to this strength.

We believe the economy will remain in recovery mode, though without significant acceleration from here. Overall, it’s important to recognize the progress companies have made in recent years driving earnings and major market averages to new highs. Over the last four years, we have seen consumers pay down debt and benefit from rising home prices and record-low mortgage rates.4 Income growth has not been as robust, but unemployment trends have continued to improve. Going forward, we believe attractive investments still exist, but the opportunity set is narrower. The risk of missteps is also higher, as market valuation multiples have broadly expanded and earnings expectations have risen.

We thank you for your investment in Invesco Dividend Income Fund and for sharing our long-term investment horizon. We believe that our strategy, with a goal of helping investors earn income, preserve assets and build capital over the long term, is a valuable part of a portfolio.

1	Source: Reuters
2	Source: Lockheed Martin
3	Source: Bank of America Merill Lynch
4	Source: Freddie Mac

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Meggan Walsh Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Dividend Income Fund.
She joined Invesco in 1991. Ms. Walsh earned a BS in finance from the University of Maryland and an MBA from Loyola University Maryland.

Robert Botard Chartered Financial Analyst, portfolio manager, is manager of Invesco Dividend Income Fund. He joined
Invesco in 1993. Mr. Botard earned a BBA in finance and a BBA in international business from The University of Texas at Austin. He also earned a Master of International Management degree from the Thunderbird School of Global Management.

5                         Invesco Dividend Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/04

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Dividend Income Fund

Average Annual Total Returns
As of 4/30/14, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	8.13%
10 Years	10.16
5 Years	14.21
1 Year	8.34

Class B Shares
Inception (3/28/02)	8.11%
10 Years	10.13
5 Years	14.40
1 Year	8.76

Class C Shares
Inception (2/14/00)	2.47%
10 Years	9.96
5 Years	14.63
1 Year	12.71

Class Y Shares
10 Years	10.95%
5 Years	15.80
1 Year	14.95

Investor Class Shares
Inception (6/2/86)	8.59%
10 Years	10.79
5 Years	15.49
1 Year	14.61

Class R5 Shares
Inception (10/25/05)	8.63%
5 Years	16.01
1 Year	14.87

Class R6 Shares
10 Years	10.85%
5 Years	15.60
1 Year	14.89

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class share performance reflects any applicable fee waivers or expense reimbursements.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the

Average Annual Total Returns
As of 3/31/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	7.92%
10 Years	9.52
5 Years	14.15
1 Year	8.18

Class B Shares
Inception (3/28/02)	7.90%
10 Years	9.50
5 Years	14.36
1 Year	8.65

Class C Shares
Inception (2/14/00)	2.28%
10 Years	9.34
5 Years	14.59
1 Year	12.59

Class Y Shares
10 Years	10.32%
5 Years	15.75
1 Year	14.83

Investor Class Shares
Inception (6/2/86)	8.50%
10 Years	10.16
5 Years	15.45
1 Year	14.49

Class R5 Shares
Inception (10/25/05)	8.34%
5 Years	15.96
1 Year	14.81

Class R6 Shares
10 Years	10.21%
5 Years	15.56
1 Year	14.83

most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares was 1.10%, 1.85%, 1.85%, 0.85%, 1.10%, 0.85% and 0.85%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares was 1.34%, 2.09%, 2.09%, 1.09%, 1.34%, 0.88% and 0.86%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least August 31, 2014. See current prospectus for more information.

7                         Invesco Dividend Income Fund

Invesco Dividend Income Fund’s investment objective is current income and long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of April 30, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Small- and mid-capitalization risk. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Dow Jones U.S. Select Dividend™ Index represents the country’s leading stocks by dividend yield.
■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Equity Income Index is an unmanaged index considered representative of equity income funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                         Invesco Dividend Income Fund

Schedule of Investments(a)

April 30, 2014

	Shares	Value
Common Stocks–92.30%
Aerospace & Defense–5.93%
General Dynamics Corp.	81,989	$8,973,696
Lockheed Martin Corp.	132,687	21,779,244
		30,752,940

Air Freight & Logistics–1.08%
United Parcel Service, Inc.–Class B	56,927	5,607,309

Asset Management & Custody Banks–2.48%
Federated Investors, Inc.–Class B	450,449	12,855,814

Auto Parts & Equipment–0.92%
Johnson Controls, Inc.	105,543	4,764,211

Drug Retail–1.69%
Walgreen Co.	129,223	8,774,242

Electric Utilities–12.40%
American Electric Power Co., Inc.	87,326	4,699,012
Duke Energy Corp.	184,107	13,714,130
Exelon Corp.	161,332	5,651,460
Pepco Holdings, Inc.	657,477	17,594,085
Pinnacle West Capital Corp.	190,242	10,644,040
Portland General Electric Co.	205,846	6,889,666
Xcel Energy, Inc.	160,053	5,100,889
		64,293,282

Food Distributors–2.22%
Sysco Corp.	315,745	11,502,590

Gas Utilities–2.54%
AGL Resources Inc.	244,143	13,183,722

General Merchandise Stores–1.65%
Target Corp.	138,888	8,576,334

Heavy Electrical Equipment–0.81%
ABB Ltd. (Switzerland)	173,477	4,179,689

Household Products–3.30%
Kimberly-Clark Corp.	72,994	8,193,577
Procter & Gamble Co. (The)	108,133	8,926,379
		17,119,956

Integrated Oil & Gas–5.69%
Exxon Mobil Corp.	48,563	4,973,337
Royal Dutch Shell PLC–Class B (United Kingdom)	228,269	9,690,443
Total S.A. (France)	207,709	14,851,130
		29,514,910

Integrated Telecommunication Services–6.93%
AT&T Inc.	304,075	10,855,477
CenturyLink Inc.	304,868	10,642,942
Deutsche Telekom AG (Germany)	282,278	4,732,538

	Shares	Value
Integrated Telecommunication Services–(continued)
Verizon Communications Inc.	207,696	$9,705,634
		35,936,591

Life & Health Insurance–0.85%
Prudential Financial, Inc.	54,598	4,404,967

Multi-Utilities–10.20%
CMS Energy Corp.	206,989	6,273,837
Dominion Resources, Inc.	114,728	8,322,369
DTE Energy Co.	92,274	7,210,290
National Grid PLC (United Kingdom)	533,109	7,564,903
Public Service Enterprise Group Inc.	257,093	10,533,100
Sempra Energy	49,600	4,891,056
TECO Energy, Inc.	450,191	8,085,430
		52,880,985

Packaged Foods & Meats–8.01%
Campbell Soup Co.	266,576	12,126,542
General Mills, Inc.	242,526	12,858,729
Kraft Foods Group, Inc.	291,130	16,553,652
		41,538,923

Paper Packaging–2.61%
Avery Dennison Corp.	77,515	3,771,880
Sonoco Products Co.	231,788	9,753,639
		13,525,519

Pharmaceuticals–7.28%
Bristol-Myers Squibb Co.	82,066	4,110,686
Eli Lilly and Co.	200,431	11,845,472
Johnson & Johnson	124,339	12,594,297
Merck & Co., Inc.	156,468	9,162,766
		37,713,221

Property & Casualty Insurance–0.92%
Travelers Cos., Inc. (The)	52,357	4,742,497

Regional Banks–3.54%
Cullen/Frost Bankers, Inc.	114,715	8,765,373
M&T Bank Corp.	78,412	9,567,048
		18,332,421

Restaurants–1.26%
Darden Restaurants, Inc.	130,993	6,511,662

Semiconductors–3.35%
Linear Technology Corp.	176,003	7,832,134
Microchip Technology Inc.(b)	200,989	9,555,017
		17,387,151

Soft Drinks–1.98%
Coca-Cola Co. (The)	251,907	10,275,287

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Dividend Income Fund

	Shares	Value
Tobacco–4.66%
Altria Group, Inc.	362,579	$14,543,043
Philip Morris International Inc.	112,304	9,594,131
		24,137,174
Total Common Stocks (Cost $370,876,463)		478,511,397

Money Market Funds–7.82%
Liquid Assets Portfolio– Institutional Class(c)	20,283,271	20,283,271
Premier Portfolio– Institutional Class(c)	20,283,271	20,283,271
Total Money Market Funds (Cost $40,566,542)		40,566,542
TOTAL INVESTMENTS–100.12% (Cost $411,443,005)		519,077,939
OTHER ASSETS LESS LIABILITIES–(0.12)%		(634,956)
NET ASSETS–100.00%		$518,442,983

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Dividend Income Fund

Statement of Assets and Liabilities

April 30, 2014

Assets:
Investments, at value (Cost $370,876,463)	$478,511,397
Investments in affiliated money market funds, at value and cost	40,566,542
Total investments, at value (Cost $411,443,005)	519,077,939
Receivable for:
Investments sold	1,216,287
Fund shares sold	8,308,958
Dividends	635,285
Fund expenses absorbed	21,068
Investment for trustee deferred compensation and retirement plans	130,556
Other assets	42,886
Total assets	529,432,979

Liabilities:
Payable for:
Investments purchased	10,025,547
Fund shares reacquired	428,116
Forward foreign currency contracts outstanding	25,532
Accrued fees to affiliates	303,994
Accrued trustees’ and officers’ fees and benefits	2,367
Accrued other operating expenses	58,391
Trustee deferred compensation and retirement plans	146,049
Total liabilities	10,989,996
Net assets applicable to shares outstanding	$518,442,983

Net assets consist of:
Shares of beneficial interest	$409,480,260
Undistributed net investment income	(131,359)
Undistributed net realized gain	1,485,613
Net unrealized appreciation	107,608,469
$518,442,983

Net Assets:
Class A	$335,836,889
Class B	$12,479,040
Class C	$42,149,840
Class Y	$22,690,431
Investor Class	$70,853,334
Class R5	$671,314
Class R6	$33,762,135

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	16,896,908
Class B	626,046
Class C	2,095,496
Class Y	1,131,371
Investor Class	3,533,310
Class R5	33,761
Class R6	1,697,110
Class A:
Net asset value per share	$19.88
Maximum offering price per share
(Net asset value of $19.88 ÷ 94.50%)	$21.04
Class B:
Net asset value and offering price per share	$19.93
Class C:
Net asset value and offering price per share	$20.11
Class Y:
Net asset value and offering price per share	$20.06
Investor Class:
Net asset value and offering price per share	$20.05
Class R5:
Net asset value and offering price per share	$19.88
Class R6:
Net asset value and offering price per share	$19.89

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Dividend Income Fund

Statement of Operations

For the year ended April 30, 2014

Investment income:
Dividends (net of foreign withholding taxes of $174,973)	$14,535,494
Dividends from affiliated money market funds	16,095
Total investment income	14,551,589

Expenses:
Advisory fees	3,205,513
Administrative services fees	131,041
Custodian fees	19,158
Distribution fees:
Class A	726,630
Class B	134,546
Class C	333,266
Investor Class	165,463
Transfer agent fees — A, B, C, Y and Investor	859,579
Transfer agent fees — R5	262
Transfer agent fees — R6	865
Trustees’ and officers’ fees and benefits	42,151
Other	243,989
Total expenses	5,862,463
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(818,219)
Net expenses	5,044,244
Net investment income	9,507,345

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities	3,066,838
Foreign currencies	6,907
Forward foreign currency contracts	(458,861)
2,614,884
Change in net unrealized appreciation of:
Investment securities	50,896,637
Foreign currencies	4,995
Forward foreign currency contracts	36,879
50,938,511
Net realized and unrealized gain	53,553,395
Net increase in net assets resulting from operations	$63,060,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Dividend Income Fund

Statement of Changes in Net Assets

For the years ended April 30, 2014 and 2013

	2014	2013
Operations:
Net investment income	$9,507,345	$10,289,535
Net realized gain	2,614,884	40,979,803
Change in net unrealized appreciation	50,938,511	5,430,459
Net increase in net assets resulting from operations	63,060,740	56,699,797

Distributions to shareholders from net investment income:
Class A	(7,465,414)	(7,323,571)
Class B	(248,836)	(363,781)
Class C	(605,690)	(583,225)
Class Y	(225,817)	(190,042)
Investor Class	(1,703,963)	(1,913,528)
Class R5	(18,497)	(154,290)
Class R6	(764,182)	(183,969)
Total distributions from net investment income	(11,032,399)	(10,712,406)

Distributions to shareholders from net realized gains:
Class A	(3,703,335)	(14,828,315)
Class B	(160,681)	(957,458)
Class C	(422,438)	(1,515,413)
Class Y	(110,312)	(301,604)
Investor Class	(817,151)	(3,755,312)
Class R5	(7,633)	(44,675)
Class R6	(344,109)	(602,241)
Total distributions from net realized gains	(5,565,659)	(22,005,018)

Share transactions–net:
Class A	42,906,868	5,174,782
Class B	(3,868,976)	(4,584,230)
Class C	10,692,234	(460,100)
Class Y	16,279,772	(854,033)
Investor Class	(2,917,559)	426,966
Class R5	(71,542)	(8,332,612)
Class R6	9,638,731	20,713,129
Net increase in net assets resulting from share transactions	72,659,528	12,083,902
Net increase in net assets	119,122,210	36,066,275

Net assets:
Beginning of year	399,320,773	363,254,498
End of year (includes undistributed net investment income of $(131,359) and $838,313, respectively)	$518,442,983	$399,320,773

Notes to Financial Statements

April 30, 2014

NOTE 1—Significant Accounting Policies

Invesco Dividend Income Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is current income and long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or

13                         Invesco Dividend Income Fund

additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and

14                         Invesco Dividend Income Fund

are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15                         Invesco Dividend Income Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through August 31, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 1.10%, 1.85%, 1.85%, 0.85% , 1.10%, 0.85% and 0.85%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The fee agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended April 30, 2014, the Adviser waived advisory fees of $42,429 and reimbursed class level expenses of $546,346, $25,291, $62,645, $15,339, $124,410 and $101 of Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2014, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2014, IDI advised the Fund that IDI retained $172,374 in front-end sales commissions from the sale of Class A shares and $2,580, $11,229 and $2,986 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2014, the Fund incurred $91 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco Dividend Income Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$490,356,677	$28,721,262	$—	$519,077,939
Forward Foreign Currency Contracts*	—	(25,532)	—	(25,532)
Total Investments	$490,356,677	$28,695,730	$—	$519,052,407

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk
Forward foreign currency contracts(a)	$—	$(25,532)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended April 30, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain (Loss)
Currency risk	$(458,861)
Change in Unrealized Appreciation
Currency risk	36,879
Total	$(421,982)

The table below summarizes the average notional value of forward foreign currency contracts during the period.

Forward Foreign Currency Contracts
Average notional value	$7,632,098

Open Forward Foreign Currency Contracts at Period-End
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/23/2014	Citigroup Global Markets Inc.	EUR	3,135,950	USD	4,337,063	$4,350,143	$(13,080)
05/23/2014	Deutsche Bank	EUR	3,135,784	USD	4,337,460	4,349,912	(12,452)
Total open forward foreign currency contracts — Currency risk							$(25,532)

Currency Abbreviations:

EUR	– Euro
USD	– U.S. Dollar

17                         Invesco Dividend Income Fund

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of April 30, 2014.

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Citigroup Global Markets Inc.	$13,080	$—	$13,080	$—	$—	$13,080
Deutsche Bank	12,452	—	12,452	—	—	12,452
Total	$25,532	$—	$25,532	$—	$—	$25,532

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,658.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended April 30, 2014 and 2013:

	2014	2013
Ordinary income	$11,645,997	$10,712,547
Long-term capital gain	4,952,061	22,004,877
Total distributions	$16,598,058	$32,717,424

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$792,035
Undistributed long-term gain	671,156
Net unrealized appreciation — investments	107,631,824
Net unrealized appreciation (depreciation) — other investments	(933)
Temporary book/tax differences	(131,359)
Shares of beneficial interest	409,480,260
Total net assets	$518,442,983

18                         Invesco Dividend Income Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of April 30, 2014.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2014 was $66,867,235 and $15,078,678, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$108,851,956
Aggregate unrealized (depreciation) of investment securities	(1,220,132)
Net unrealized appreciation of investment securities	$107,631,824

Cost of investments for tax purposes is $411,446,115.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, on April 30, 2014, undistributed net investment income was increased by $555,382 and undistributed net realized gain was decreased by $555,382. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Dividend Income Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended April 30,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	4,507,848	$82,809,206	1,897,891	$33,071,615
Class B	67,867	1,254,215	42,841	744,442
Class C	902,835	16,827,229	412,236	7,207,142
Class Y	1,040,815	19,770,626	344,217	6,070,802
Investor Class	227,718	4,234,571	506,211	8,923,571
Class R5	4,719	87,462	42,665	744,315
Class R6(b)	503,712	9,243,501	1,140,531	20,188,345

Issued as reinvestment of dividends:
Class A	541,241	9,889,831	1,185,890	20,145,501
Class B	20,769	379,402	71,975	1,223,836
Class C	48,724	900,063	110,209	1,890,089
Class Y	15,319	284,228	24,046	412,641
Investor Class	128,423	2,365,210	311,372	5,336,153
Class R5	1,428	26,080	11,325	194,719
Class R6	60,536	1,108,291	46,360	786,210

Automatic conversion of Class B shares to Class A shares:
Class A	187,961	3,472,541	174,895	3,029,061
Class B	(187,394)	(3,472,541)	(174,469)	(3,029,061)

Reacquired:
Class A	(2,896,811)	(53,264,710)	(2,943,961)	(51,071,395)
Class B	(110,637)	(2,030,052)	(202,356)	(3,523,447)
Class C	(380,177)	(7,035,058)	(547,916)	(9,557,331)
Class Y	(207,849)	(3,775,082)	(414,502)	(7,337,476)
Investor Class	(515,384)	(9,517,340)	(798,837)	(13,832,758)
Class R5	(10,125)	(185,084)	(529,235)	(9,271,646)
Class R6	(39,122)	(713,061)	(14,907)	(261,426)
Net increase in share activity	3,912,416	$72,659,528	696,481	$12,083,902

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 23% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 7% of the outstanding shares of the Fund are owned by affiliates.
(b)	Commencement date of September 24, 2012.

20                         Invesco Dividend Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/14	$18.02	$0.41	$2.16	$2.57	$(0.48)	$(0.23)	$(0.71)	$19.88	14.66%	$335,837	1.09	%(d)	1.29	%(d)	2.22	%(d)	4%
Year ended 04/30/13	16.93	0.50	2.21	2.71	(0.52)	(1.10)	(1.62)	18.02	16.83	262,332	1.26		1.34		2.87		66
Year ended 04/30/12	16.18	0.43	0.73	1.16	(0.41)	—	(0.41)	16.93	7.31	241,103	1.32		1.37		2.66		14
Year ended 04/30/11	14.28	0.40	1.87	2.27	(0.37)	—	(0.37)	16.18	16.24	132,403	1.45		1.46		2.75		17
One month ended 04/30/10	14.00	0.01	0.27	0.28	—	—	—	14.28	2.00	130,406	1.49	(e)	1.50	(e)	0.53	(e)	0
Year ended 03/31/10	11.57	0.34	2.43	2.77	(0.34)	—	(0.34)	14.00	24.06	129,685	1.53		1.54		2.58		14
Class B
Year ended 04/30/14	18.07	0.27	2.16	2.43	(0.34)	(0.23)	(0.57)	19.93	13.76	12,479	1.84	(d)	2.04	(d)	1.47	(d)	4
Year ended 04/30/13	16.97	0.37	2.21	2.58	(0.38)	(1.10)	(1.48)	18.07	15.92	15,099	2.01		2.09		2.12		66
Year ended 04/30/12	16.22	0.31	0.73	1.04	(0.29)	—	(0.29)	16.97	6.50	18,620	2.07		2.12		1.91		14
Year ended 04/30/11	14.31	0.29	1.88	2.17	(0.26)	—	(0.26)	16.22	15.42	13,669	2.20		2.21		2.00		17
One month ended 04/30/10	14.04	(0.00)	0.27	0.27	—	—	—	14.31	1.92	15,680	2.24	(e)	2.25	(e)	(0.22	)(e)	0
Year ended 03/31/10	11.60	0.24	2.44	2.68	(0.24)	—	(0.24)	14.04	23.19	15,828	2.28		2.29		1.83		14
Class C
Year ended 04/30/14	18.24	0.27	2.17	2.44	(0.34)	(0.23)	(0.57)	20.11	13.71	42,150	1.84	(d)	2.04	(d)	1.47	(d)	4
Year ended 04/30/13	17.11	0.37	2.24	2.61	(0.38)	(1.10)	(1.48)	18.24	15.99	27,793	2.01		2.09		2.12		66
Year ended 04/30/12	16.36	0.31	0.73	1.04	(0.29)	—	(0.29)	17.11	6.46	26,511	2.07		2.12		1.91		14
Year ended 04/30/11	14.43	0.30	1.90	2.20	(0.27)	—	(0.27)	16.36	15.45	13,433	2.20		2.21		2.00		17
One month ended 04/30/10	14.15	(0.00)	0.28	0.28	—	—	—	14.43	1.98	12,457	2.24	(e)	2.25	(e)	(0.22	)(e)	0
Year ended 03/31/10	11.70	0.25	2.45	2.70	(0.25)	—	(0.25)	14.15	23.09	12,723	2.28		2.29		1.83		14
Class Y
Year ended 04/30/14	18.18	0.46	2.17	2.63	(0.52)	(0.23)	(0.75)	20.06	14.95	22,690	0.84	(d)	1.04	(d)	2.47	(d)	4
Year ended 04/30/13	17.07	0.54	2.24	2.78	(0.57)	(1.10)	(1.67)	18.18	17.16	5,146	1.01		1.09		3.12		66
Year ended 04/30/12	16.32	0.48	0.73	1.21	(0.46)	—	(0.46)	17.07	7.54	5,622	1.07		1.12		2.91		14
Year ended 04/30/11	14.40	0.44	1.89	2.33	(0.41)	—	(0.41)	16.32	16.56	1,393	1.20		1.21		3.00		17
One month ended 04/30/10	14.11	0.01	0.28	0.29	—	—	—	14.40	2.06	1,057	1.24	(e)	1.25	(e)	0.78	(e)	0
Year ended 03/31/10	11.67	0.39	2.43	2.82	(0.38)	—	(0.38)	14.11	24.26	1,038	1.28		1.29		2.83		14
Investor Class
Year ended 04/30/14	18.18	0.41	2.17	2.58	(0.48)	(0.23)	(0.71)	20.05	14.61	70,853	1.09	(d)	1.29	(d)	2.22	(d)	4
Year ended 04/30/13	17.07	0.50	2.23	2.73	(0.52)	(1.10)	(1.62)	18.18	16.84	67,130	1.26		1.34		2.87		66
Year ended 04/30/12	16.32	0.44	0.73	1.17	(0.42)	—	(0.42)	17.07	7.28	62,707	1.32		1.37		2.66		14
Year ended 04/30/11	14.40	0.41	1.89	2.30	(0.38)	—	(0.38)	16.32	16.27	60,196	1.45		1.46		2.75		17
One month ended 04/30/10	14.11	0.01	0.28	0.29	—	—	—	14.40	2.06	59,707	1.49	(e)	1.50	(e)	0.53	(e)	0
Year ended 03/31/10	11.67	0.35	2.44	2.79	(0.35)	—	(0.35)	14.11	23.96	59,381	1.53		1.54		2.58		14
Class R5
Year ended 04/30/14	18.03	0.45	2.15	2.60	(0.52)	(0.23)	(0.75)	19.88	14.87	671	0.84	(d)	0.87	(d)	2.47	(d)	4
Year ended 04/30/13	16.94	0.56	2.22	2.78	(0.59)	(1.10)	(1.69)	18.03	17.32	680	0.87		0.88		3.26		66
Year ended 04/30/12	16.19	0.51	0.72	1.23	(0.48)	—	(0.48)	16.94	7.77	8,692	0.85		0.86		3.13		14
Year ended 04/30/11	14.28	0.48	1.88	2.36	(0.45)	—	(0.45)	16.19	16.94	7,820	0.93		0.94		3.27		17
One month ended 04/30/10	14.00	0.01	0.27	0.28	—	—	—	14.28	2.00	10,034	0.98	(e)	0.99	(e)	1.04	(e)	0
Year ended 03/31/10	11.57	0.42	2.43	2.85	(0.42)	—	(0.42)	14.00	24.75	9,934	0.97		0.98		3.14		14
Class R6
Year ended 04/30/14	18.04	0.46	2.15	2.61	(0.53)	(0.23)	(0.76)	19.89	14.89	33,762	0.82	(d)	0.83	(d)	2.49	(d)	4
Year ended 04/30/13(f)	17.55	0.34	1.58	1.92	(0.33)	(1.10)	(1.43)	18.04	11.58	21,141	0.89	(e)	0.89	(e)	3.24	(e)	66

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended April 30, 2012, the portfolio turnover calculation excludes the value of securities purchased of $95,656,625 and sold of $8,278,596 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Utility Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $290,652, $13,455, $33,327, $8,160, $66,185, $654 and $26,877 for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	Annualized.
(f)	Commencement date of September 24, 2012 for Class R6 shares.

21                         Invesco Dividend Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Dividend Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Dividend Income Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 25, 2014

Houston, Texas

22                         Invesco Dividend Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2013 through April 30, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/14)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,100.40	$5.68	$1,019.39	$5.46	1.09%
B	1,000.00	1,095.40	9.56	1,015.67	9.20	1.84
C	1,000.00	1,095.80	9.56	1,015.67	9.20	1.84
Y	1,000.00	1,101.50	4.38	1,020.63	4.21	0.84
Investor	1,000.00	1,099.60	5.67	1,019.39	5.46	1.09
R5	1,000.00	1,101.20	4.38	1,020.63	4.21	0.84
R6	1,000.00	1,101.20	4.27	1,020.73	4.11	0.82

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2013 through April 30, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

23                         Invesco Dividend Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$4,952,061
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$1,160,965

24                         Invesco Dividend Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			126	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			126	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	139	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco Dividend Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	126	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	139	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2003	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	126	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.	126	Chairman, Board of Governors, Western Golf Association, Chairman, Evans Scholars Foundation and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International). Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			126	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			126	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	126	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	126	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	126	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	139	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Dividend Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	126	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Dividend Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Dividend Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	I-DIVI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2014

Invesco Energy Fund
Nasdaq:
A: IENAX ■ B: IENBX ■ C: IEFCX ■ Y: IENYX ■ Investor: FSTEX ■ R5: IENIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, major US and global equity market indexes hit multiyear or all-time highs.[1] This was the result of generally improving economic conditions, relatively healthy corporate profits and a return of individual investors to stocks - due in part to monetary policies that kept interest rates and yields on many fixed income securities low. Despite some volatility in the summer of 2013, overseas equity market indexes in developed and emerging nations generally rose during the reporting period – although developed markets generally outpaced emerging markets. In January 2014, amid widespread signs of an improving economy, the US Federal Reserve began a long-anticipated reduction in its bond-buying program, reducing uncertainty for fixed income investors even as volatility returned to the stock market in the first few months of the year.

Extended periods of strong market performance can lull some investors into a false sense of security – just as extended periods of volatility or market weakness can discourage some investors from undertaking disciplined, long-term investment plans. That’s why Invesco believes it can often be helpful to work with a skilled and trusted financial adviser; he or she can emphasize the importance of adhering to an investment plan designed to achieve long-term goals like a first home, a college education for a child or a comfortable retirement. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1 Source: Reuters

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Energy Fund

Bruce Crockett

Dear Fellow Shareholders:

Members of the Invesco Funds Board work continually to oversee how the Invesco Funds are performing in light of ever-changing and often unpredictable economic and market conditions. One of the ways we do this is by verifying that the teams that manage funds understand the risks associated with the investments they make in the funds they manage.

In light of market conditions over the last few years, the financial news media of late have given increased attention to “alternative investment strategies.” Despite this increased attention, many investors don’t know very much about these types of investment strategies.

Let me put alternative investment strategies and the new focus on them in some perspective. First, these types of investment strategies have been used predominately by institutional investors and investment professionals for decades to increase diversification – in an effort to dampen portfolio volatility (risk) with the goal of increasing returns. The focal point of the increased news coverage is that these types of strategies are now being made more widely available to individual investors.

Alternative investment strategies generally seek to provide measured exposure to various asset classes whose performance, historically, has not been highly correlated with one another. These strategies may help mitigate the impact to a portfolio from severe or prolonged market downturns while potentially providing reasonable returns over time. After a careful and thorough examination of the potential risks and potential benefits of alternative investment strategies, the Invesco Funds Board has approved the launch of several new alternative funds for the Invesco product lineup, to be managed by teams we determined have the depth and experience to pursue the funds’ investment objectives.

While no single investment product can provide complete downside protection in falling markets and full upside participation in rising markets, your Board believes alternative funds can be a prudent tool to work in concert with more traditional mutual funds and other investments to build well diversified portfolios. Your financial adviser can determine whether or not such investments are appropriate for your individual needs, goals and risk tolerance. Also, he or she can explain the risks associated with alternative investment strategies. This type of professional guidance is why Invesco believes it’s so important that individual investors work with trusted, experienced financial advisers.

Whether you’re invested in equity, fixed income, cash management or alternative investment funds, be assured that the Invesco Funds Board will continue working on your behalf and on behalf of all our fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Asset allocation/diversification does not guarantee a profit or eliminate the risk of loss.

Alternative products typically hold more non-traditional investments and employ more complex trading strategies, including hedging and leveraging through derivatives, short selling and opportunistic strategies that change with market conditions. Investors considering alternatives should be aware of their unique characteristics and additional risks from the strategies they use. Like all investments, performance will fluctuate. You can lose money.

3                         Invesco Energy Fund

Management’s Discussion of Fund Performance

Performance summary

The US equity market enjoyed strong returns for the fiscal year ended April 30, 2014, as a result of slow, but steady, improvement in the economy. Energy stocks were among the market leaders, producing strong gains and outperforming the broad market for the reporting period. At net asset value (NAV), Invesco Energy Fund outperformed its style-specific index, the MSCI World Energy Index. Factors benefiting Fund performance included our security selection and overweight exposure in the oil and gas exploration and production, oil and gas equipment and services, and oil and gas drilling industries.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/13 to 4/30/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	24.23%
Class B Shares	23.31
Class C Shares	23.31
Class Y Shares	24.54
Investor Class Shares	24.22
Class R5 Shares	24.68
S&P 500 Index‚ (Broad Market Index)	20.44
MSCI World Energy Index¢ (Style-Specific Index)	20.24
Lipper Natural Resource Funds Index[t] (Peer Group Index)	23.33

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

  ¢MSCI via FactSet Research Systems Inc.; tLipper Inc.

How we invest

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers engaged in energy-related industries. Therefore, the Fund generally invests in companies in energy-related industries including, but not limited to, oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal companies, alternative energy companies and innovative energy technology companies.

We select stocks based on our fundamental bottom-up analysis of individual companies. Our investment strategy is considered contrarian. However, our strategy focuses on companies with quality management teams and quality assets, resulting in an emphasis on valuation and risk-reward profiles rather than potential turnaround scenarios.

In valuing companies, we take a long-term view on commodity prices and use a constant marginal cost of production commodity price. The price does not change unless a persistent structural change in the commodity occurs. We believe this helps us avoid the “cloud of noise” associated with volatile commodity prices. Price-to-cash flow (P/CF), price-to-net asset value (P/NAV) and price-to-earnings (P/E) are the valuation metrics we use to assess the attractiveness of a security.

Our target portfolio includes 40 to 45 stocks of all market capitalizations. This limited number of positions allows us to know our companies, their management teams, their business structures and how their products and services fit into the energy value chain – the process that moves oil and natural gas from the ground to the consumer.

    We may sell or reduce our position in a stock when:

■	A security reaches its target price.
■	A change in fundamentals occurs – either company-specific or industry-wide.
■	A change in corporate focus and/or management occurs.
■	A more attractive investment opportunity is identified.

Market conditions and your Fund

The US equity market, as measured by the S&P 500 Index, rose to all-time highs during the fiscal year ended April 30, 2014.1 Corporate earnings were resilient in the face of modest economic growth, driven by strong profitability across many sectors, and fundamentals for corporations and consumers remained relatively stable following significant recovery in prior years.

    However, the fiscal year began with capital markets in the US declining. In May and June 2013, equity and fixed income markets fell following then-US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time was approaching to reduce, or “taper,” the size of its bond buying economic stimulus program. This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer and generally rose, with some brief interruptions, through the end of 2013. The Fed’s announcement in December that tapering of its bond purchases would begin in early 2014 had little effect on equities as the announcement was widely anticipated. After strong performance in the second half of 2013, the US equity market turned volatile in the first four months of 2014 as investors worried that stocks may have

Portfolio Composition
By industry
Oil & Gas Exploration & Production	38.4%
Integrated Oil & Gas	27.5
Oil & Gas Equipment & Services	17.4
Oil & Gas Refining & Marketing	4.7
Oil & Gas Drilling	4.3
Diversified Chemicals	1.2
Money Market Funds Plus Other Assets Less Liabilities	6.5

Top 10 Equity Holdings*

1. Chevron Corp.	4.6%
2. Occidental Petroleum Corp.	4.5
3. Anadarko Petroleum Corp.	4.3
4. Apache Corp.	4.1
5. Devon Energy Corp.	4.0
6. Exxon Mobil Corp.	3.9
7. Schlumberger Ltd.	3.8
8. Royal Dutch Shell PLC-ADR	3.5
9. Suncor Energy, Inc.	3.2
10. Halliburton Co.	3.2

Total Net Assets	$1.4 billion

Total Number of Holdings*	37

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Energy Fund

risen too far, too fast in 2013. Adding to investor uncertainty was political upheaval in Ukraine and signs of economic sluggishness in the US and China.

    Nine of the 10 economic sectors in the S&P 500 Index posted strong gains during the fiscal year, with telecommunication services being the only sector to produce a negative return. The industrials, health care, information technology, materials and energy sectors led the market, while the utilities, consumer staples, consumer discretionary and financials sectors were market laggards.

    Crude oil prices, as measured by Brent crude oil, were relatively steady during the fiscal year, averaging approximately $108 per barrel.2 Oil prices reflect low excess global supply and uncertainty regarding worldwide demand prospects. Natural gas prices, as measured by Henry Hub, rose during the fiscal year, averaging $4.18 per million cubic feet.2 Natural gas prices increased fairly evenly across the country, with the exception of the Northeast, which experienced severe price spikes during cold snaps due to insufficient pipeline capacity.

    All energy industries in which the Fund was invested contributed to absolute performance during the fiscal year. The greatest contributions to performance came from oil and gas exploration and production, oil and gas equipment and services, and integrated oil and gas holdings.

    Relative to its style-specific index, the Fund’s performance was negatively affected by security selection in integrated oil and gas stocks. A minor allocation to cash and a lack of diversified metals and mining stocks, which account for a small portion of the index, also hurt relative performance. Conversely, security selection and overweight exposure in the following industries contributed to the Fund’s relative performance: oil and gas exploration and production, oil and gas equipment and services, and oil and gas drilling. The Fund’s lack of holdings in the oil and gas storage and transportation industry also benefited relative performance.

    Top individual contributors to the Fund’s absolute performance included Weatherford International and EOG Resources. During the fiscal year, Weatherford executed on its previously announced plan to divest non-core assets by selling its pipeline and special services businesses to Baker Hughes (not a Fund holding). EOG Resources, one of the largest independent oil and gas companies in the US, has benefited from its position in the Eagle Ford and Bakken shale basins, and has provided guidance for oil production growth of 27% in 2014.3 The company also recently raised its common stock dividend by 33%.3

    Conversely, the top individual detractors from Fund performance included Ensco and Cobalt International Energy. Despite increased revenue and profits due to higher rates on its offshore drilling rig fleet, Ensco’s quarterly earnings results were lackluster, only meeting – not exceeding – analysts’ estimates; this caused the stock to drift lower. We eliminated Ensco from the Fund before the close of the reporting period. Exploration and production company Cobalt International Energy declined when its Aegean No. 1 exploratory well in the Gulf of Mexico proved unsuccessful.

    At the end of the fiscal year, the Fund remained overweight in independent exploration and production companies and oilfield equipment and service companies, relative to its style-specific index. Conversely, the Fund was significantly underweight in integrated oil and gas and had no exposure to the coal and consumable fuels or the oil and gas storage and transportation industries.

    Barring any supply disruptions, continued non-OPEC supply growth may keep a cap on crude oil prices over the near term, in our opinion. While North American natural gas prices have been depressed for some time, the outlook had improved by the close of the reporting period, and we continued to see more upside potential. Despite the potential of range-bound crude oil prices, oil and gas equities – particularly those of global integrated energy companies – appeared cheap based on historical multiples. However, we saw some risk to diversified oilfield service companies as earnings estimates for 2014 appeared too high.

    We believe the energy sector may offer potential for long-term appreciation for the following reasons:

■	Oil supplies remain constrained and global consumption is likely to continue to expand.
■	The world is likely to derive most of its energy from hydrocarbons for the foreseeable future.
■	Global development and industrialization, driven by fast-growing nations such as India and China, are likely to continue, resulting in a growing need for energy.
■	And virtually all new sources of crude oil merely replace supplies being lost to depletion.

While oil prices may be headline news, the Fund should be considered a long-term investment. As always, thank you for your continued investment in Invesco Energy Fund.

1  Source: Reuters

2  Source: US Energy Information Administration

3  Source: EOG Resources

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Norman MacDonald Chartered Financial Analyst, portfolio manager, is manager of Invesco Energy Fund. He joined
Invesco in 2008. Mr. MacDonald earned a Bachelor of Commerce degree from the University of Windsor.

5                         Invesco Energy Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/04

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Energy Fund

Average Annual Total Returns
As of 4/30/14, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	11.77%
10 Years	12.64
5 Years	12.46
1 Year	17.39

Class B Shares
Inception (3/28/02)	11.75%
10 Years	12.61
5 Years	12.65
1 Year	18.31

Class C Shares
Inception (2/14/00)	12.50%
10 Years	12.45
5 Years	12.90
1 Year	22.31

Class Y Shares
10 Years	13.45%
5 Years	14.02
1 Year	24.54

Investor Class Shares
Inception (1/19/84)	10.05%
10 Years	13.29
5 Years	13.74
1 Year	24.22

Class R5 Shares
Inception (1/31/06)	6.24%
5 Years	14.17
1 Year	24.68

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date

Average Annual Total Returns
As of 3/31/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	11.34%
10 Years	12.13
5 Years	13.52
1 Year	8.83

Class B Shares
Inception (3/28/02)	11.33%
10 Years	12.11
5 Years	13.72
1 Year	9.34

Class C Shares
Inception (2/14/00)	12.15%
10 Years	11.94
5 Years	13.97
1 Year	13.32

Class Y Shares
10 Years	12.94%
5 Years	15.10
1 Year	15.48

Investor Class Shares
Inception (1/19/84)	9.87%
10 Years	12.78
5 Years	14.82
1 Year	15.18

Class R5 Shares
Inception (1/31/06)	5.59%
5 Years	15.25
1 Year	15.58

of this report for Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares was 1.16%, 1.91%, 1.91%, 0.91%, 1.16% and 0.79%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/or reimbursed expenses on Class B and Class C shares in the past, performance would have been lower.

7                         Invesco Energy Fund

Invesco Energy Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of April 30, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Energy industry sector risk. The Fund will concentrate its investments in securities of issuers engaged in energy- related industries. The businesses in which the Fund invests may be adversely affected by foreign, federal or state regulations governing energy production, distribution and sale as well as supply-and-demand for energy resources. Although individual security selection drives the performance of the Fund, short-term fluctuations in energy prices may cause price fluctuations in its shares.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.
■	Small- and mid-capitalization risk. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The S&P 500 Index is an unmanaged index considered representative of the US stock market.
■	The MSCI World Energy Index is a free float-adjusted market-capitalization index that represents the energy segment in global developed market equity performance. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Lipper Natural Resource Funds Index is an unmanaged index considered representative of natural resource funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

continued on page 6

8                Invesco Energy Fund

Schedule of Investments(a)

April 30, 2014

	Shares	Value
Common Stocks & Other Equity Interests–93.49%
Diversified Chemicals–1.22%
Dow Chemical Co. (The)	341,607	$17,046,189

Integrated Oil & Gas–27.52%
BG Group PLC (United Kingdom)	1,489,507	30,184,304
BP PLC–ADR (United Kingdom)	646,424	32,721,983
Cenovus Energy Inc. (Canada)	1,184,257	35,279,189
Chevron Corp.	511,688	64,227,078
Exxon Mobil Corp.	534,842	54,773,169
Galp Energia, SGPS, S.A. (Portugal)	630,663	10,942,728
Occidental Petroleum Corp.	657,189	62,925,847
Royal Dutch Shell PLC–ADR (United Kingdom)	611,270	48,131,400
Suncor Energy, Inc. (Canada)	1,152,126	44,445,152
		383,630,850

Oil & Gas Drilling–4.32%
Ensco PLC–Class A	677,769	34,193,446
Helmerich & Payne, Inc.	238,843	25,950,292
		60,143,738

Oil & Gas Equipment & Services–17.35%
Cameron International Corp.(b)	506,272	32,887,429
Halliburton Co.	699,144	44,095,012
National Oilwell Varco Inc.	245,674	19,292,779
Oceaneering International, Inc.	81,788	5,993,425
Schlumberger Ltd.	525,189	53,332,943
Superior Energy Services, Inc.	498,164	16,399,559
Tidewater Inc.	534,127	27,203,088
Weatherford International Ltd.(b)	2,027,186	42,570,906
		241,775,141

Oil & Gas Exploration & Production–38.41%
Anadarko Petroleum Corp.	605,068	59,913,833
Apache Corp.	658,537	57,161,012
Cabot Oil & Gas Corp.	475,009	18,658,354
Canadian Natural Resources Ltd. (Canada)	1,034,779	42,165,356
Cobalt International Energy, Inc.(b)	695,566	12,520,187

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Concho Resources Inc.(b)	319,111	$41,628,030
Devon Energy Corp.	792,511	55,475,770
EOG Resources, Inc.	429,008	42,042,784
EQT Corp.	124,200	13,536,558
Marathon Oil Corp.	735,083	26,573,250
Noble Energy, Inc.	421,548	30,258,715
Range Resources Corp.	170,096	15,385,183
Southwestern Energy Co.(b)	889,392	42,584,089
Ultra Petroleum Corp.(b)(c)	1,218,902	36,323,280
Whiting Petroleum Corp.(b)	558,844	41,197,980
		535,424,381

Oil & Gas Refining & Marketing–4.67%
Marathon Petroleum Corp.	311,334	28,938,496
Phillips 66	434,996	36,200,367
		65,138,863
Total Common Stocks & Other Equity Interests (Cost $891,296,788)		1,303,159,162

Money Market Funds–6.22%
Liquid Assets Portfolio–Institutional Class(d)	43,335,077	43,335,077
Premier Portfolio–Institutional Class(d)	43,335,077	43,335,077
Total Money Market Funds (Cost $86,670,154)		86,670,154
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.71% (Cost $977,966,942)		1,389,829,316

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.00%
Liquid Assets Portfolio–Institutional Class (Cost $27,882,368)(d)(e)	27,882,368	27,882,368
TOTAL INVESTMENTS–101.71% (Cost $1,005,849,310)		1,417,711,684
OTHER ASSETS LESS LIABILITIES–(1.71)%		(23,897,292)
NET ASSETS–100.00%		$1,393,814,392

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2014.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
State Street Bank and Trust Co.	$27,242,445	$(27,242,445)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Energy Fund

Statement of Assets and Liabilities

April 30, 2014

Assets:
Investments, at value (Cost $891,296,788)*	$1,303,159,162
Investments in affiliated money market funds, at value and cost	114,552,522
Total investments, at value (Cost $1,005,849,310)	1,417,711,684
Receivable for:
Investments sold	4,748,396
Fund shares sold	3,082,663
Dividends	460,689
Investment for trustee deferred compensation and retirement plans	233,990
Other assets	40,465
Total assets	1,426,277,887

Liabilities:
Payable for:
Fund shares reacquired	3,196,325
Collateral upon return of securities loaned	27,882,368
Accrued fees to affiliates	987,397
Accrued trustees’ and officers’ fees and benefits	3,122
Accrued other operating expenses	113,888
Trustee deferred compensation and retirement plans	280,395
Total liabilities	32,463,495
Net assets applicable to shares outstanding	$1,393,814,392

Net assets consist of:
Shares of beneficial interest	$939,095,181
Undistributed net investment income	(63,888)
Undistributed net realized gain	42,919,212
Net unrealized appreciation	411,863,887
$1,393,814,392

Net Assets:
Class A	$662,813,346
Class B	$37,292,904
Class C	$177,501,563
Class Y	$65,122,905
Investor Class	$419,142,076
Class R5	$31,941,598

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	13,291,224
Class B	830,040
Class C	4,049,627
Class Y	1,302,494
Investor Class	8,435,468
Class R5	626,695
Class A:
Net asset value per share	$49.87
Maximum offering price per share
(Net asset value of $49.87 ÷ 94.50%)	$52.77
Class B:
Net asset value and offering price per share	$44.93
Class C:
Net asset value and offering price per share	$43.83
Class Y:
Net asset value and offering price per share	$50.00
Investor Class:
Net asset value and offering price per share	$49.69
Class R5:
Net asset value and offering price per share	$50.97

*	At April 30, 2014, securities with an aggregate value of $27,242,445 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Energy Fund

Statement of Operations

For the year ended April 30, 2014

Investment income:
Dividends (net of foreign withholding taxes of $540,818)	$19,847,387
Dividends from affiliated money market funds (includes securities lending income of $243,591)	266,752
Total investment income	20,114,139

Expenses:
Advisory fees	8,100,585
Administrative services fees	319,843
Custodian fees	70,190
Distribution fees:
Class A	1,523,509
Class B	438,373
Class C	1,670,408
Investor Class	940,735
Transfer agent fees — A, B, C, Y and Investor	2,552,244
Transfer agent fees — R5	27,611
Trustees’ and officers’ fees and benefits	83,827
Other	333,513
Total expenses	16,060,838
Less: Expenses reimbursed and expense offset arrangement(s)	(64,906)
Net expenses	15,995,932
Net investment income	4,118,207

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	82,475,200
Foreign currencies	(66,075)
82,409,125
Change in net unrealized appreciation of:
Investment securities	190,734,423
Foreign currencies	7,559
190,741,982
Net realized and unrealized gain	273,151,107
Net increase in net assets resulting from operations	$277,269,314

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Energy Fund

Statement of Changes in Net Assets

For the years ended April 30, 2014 and 2013

	2014	2013
Operations:
Net investment income	$4,118,207	$3,383,959
Net realized gain	82,409,125	8,185,488
Change in net unrealized appreciation	190,741,982	21,622,477
Net increase in net assets resulting from operations	277,269,314	33,191,924

Distributions to shareholders from net investment income:
Class A	(2,722,136)	—
Class Y	(495,187)	—
Investor Class	(1,685,810)	—
Class R5	(297,938)	—
Total distributions from net investment income	(5,201,071)	—

Distributions to shareholders from net realized gains:
Class A	(2,850,986)	—
Class B	(216,887)	—
Class C	(881,681)	—
Class Y	(266,347)	—
Investor Class	(1,765,606)	—
Class R5	(131,513)	—
Total distributions from net realized gains	(6,113,020)	—

Share transactions–net:
Class A	(83,008,300)	(120,237,028)
Class B	(21,625,139)	(24,331,767)
Class C	(21,853,420)	(40,623,146)
Class Y	(2,297,513)	(19,758,938)
Investor Class	(23,754,879)	(74,607,820)
Class R5	1,483,471	3,296,806
Net increase (decrease) in net assets resulting from share transactions	(151,055,780)	(276,261,893)
Net increase (decrease) in net assets	114,899,443	(243,069,969)

Net assets:
Beginning of year	1,278,914,949	1,521,984,918
End of year (includes undistributed net investment income of $(63,888) and $2,009,866, respectively)	$1,393,814,392	$1,278,914,949

Notes to Financial Statements

April 30, 2014

NOTE 1—Significant Accounting Policies

Invesco Energy Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Investor Class and Class R5. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

12                         Invesco Energy Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including forward foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

13                         Invesco Energy Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.

Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell

14                         Invesco Energy Fund

a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

The businesses in which the Fund invests may be adversely affected by foreign, federal or state regulations governing energy production, distribution and sale. Although individual security selection drives the performance of the Fund, short-term fluctuations in commodity prices may cause price fluctuations in its shares.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares to 2.00%, 2.75%, 2.75%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2014, the Adviser waived advisory fees of $62,407.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2014, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.

15                         Invesco Energy Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2014, IDI advised the Fund that IDI retained $94,669 in front-end sales commissions from the sale of Class A shares and $520, $51,784 and $6,737 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,376,584,652	$41,127,032	$—	$1,417,711,684

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,499.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

16                         Invesco Energy Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended April 30, 2014 and 2013:

	2014	2013
Ordinary income	$5,201,071	$—
Long-term capital gain	6,113,020	—
Total distributions	$11,314,091	$—

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$200,923
Undistributed long-term gain	46,897,679
Net unrealized appreciation — investments	407,883,907
Net unrealized appreciation — other investments	1,513
Temporary book/tax differences	(264,811)
Shares of beneficial interest	939,095,181
Total net assets	$1,393,814,392

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $23,014,984 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes.

The Fund does not have a capital loss carryforward as of April 30, 2014.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2014 was $175,866,720 and $392,472,970, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$410,711,702
Aggregate unrealized (depreciation) of investment securities	(2,827,795)
Net unrealized appreciation of investment securities	$407,883,907

Cost of investments for tax purposes is $1,009,827,777.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and partnership reclasses, on April 30, 2014, undistributed net investment income was decreased by $990,890 and undistributed net realized gain was increased by $990,890. This reclassification had no effect on the net assets of the Fund.

17                         Invesco Energy Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended April 30,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	2,470,897	$110,999,182	3,466,046	$132,651,907
Class B	29,516	1,182,515	33,992	1,160,280
Class C	353,152	13,781,724	459,310	15,461,294
Class Y	444,752	19,815,242	537,792	20,325,514
Investor Class	1,278,365	58,270,829	1,601,961	61,059,919
Class R5	244,722	11,135,840	520,942	20,023,673

Issued as reinvestment of dividends:
Class A	117,465	5,128,524	—	—
Class B	5,049	199,180	—	—
Class C	21,323	820,726	—	—
Class Y	14,611	639,105	—	—
Investor Class	76,165	3,313,949	—	—
Class R5	9,612	428,406	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	284,256	12,659,426	222,281	8,527,717
Class B	(315,410)	(12,659,426)	(245,147)	(8,527,717)

Reacquired:
Class A	(4,878,282)	(211,795,432)	(6,937,707)	(261,416,652)
Class B	(260,636)	(10,347,408)	(497,562)	(16,964,330)
Class C	(940,648)	(36,455,870)	(1,685,634)	(56,084,440)
Class Y	(513,092)	(22,751,860)	(1,078,646)	(40,084,452)
Investor Class	(1,933,992)	(85,339,657)	(3,605,150)	(135,667,739)
Class R5	(222,456)	(10,080,775)	(428,441)	(16,726,867)
Net increase (decrease) in share activity	(3,714,631)	$(151,055,780)	(7,635,963)	$(276,261,893)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 15% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

18                         Invesco Energy Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/14	$40.52	$0.19	$9.57	$9.76	$(0.20)	$(0.21)	$(0.41)	$49.87	24.23%	$662,813	1.15	%(d)	1.15	%(d)	0.43	%(d)	14%
Year ended 04/30/13	39.00	0.14	1.38	1.52	—	—	—	40.52	3.90	619,826	1.15		1.16		0.37		56
Year ended 04/30/12	47.26	0.01	(8.27)	(8.26)	—	—	—	39.00	(17.48)	723,304	1.12		1.13		0.03		61
Year ended 04/30/11	35.99	(0.03)	11.33	11.30	(0.03)	—	(0.03)	47.26	31.42	1,048,194	1.13		1.13		(0.10)		58
One month ended 04/30/10	35.34	(0.03)	0.68	0.65	—	—	—	35.99	1.84	742,987	1.16	(e)	1.16	(e)	(1.00	)(e)	9
Year ended 03/31/10	23.91	0.07	11.38	11.45	(0.02)	—	(0.02)	35.34	47.91	725,470	1.17		1.18		0.22		49
Class B
Year ended 04/30/14	36.63	(0.13)	8.64	8.51	—	(0.21)	(0.21)	44.93	23.31	37,293	1.90	(d)	1.90	(d)	(0.32	)(d)	14
Year ended 04/30/13	35.52	(0.13)	1.24	1.11	—	—	—	36.63	3.12	50,241	1.90		1.91		(0.38)		56
Year ended 04/30/12	43.37	(0.26)	(7.59)	(7.85)	—	—	—	35.52	(18.10)	73,896	1.87		1.88		(0.72)		61
Year ended 04/30/11	33.25	(0.29)	10.41	10.12	—	—	—	43.37	30.44	116,438	1.88		1.88		(0.85)		58
One month ended 04/30/10	32.68	(0.05)	0.62	0.57	—	—	—	33.25	1.75	109,771	1.91	(e)	1.91	(e)	(1.75	)(e)	9
Year ended 03/31/10	22.26	(0.16)	10.58	10.42	—	—	—	32.68	46.81	108,880	1.92		1.93		(0.53)		49
Class C
Year ended 04/30/14	35.74	(0.13)	8.43	8.30	—	(0.21)	(0.21)	43.83	23.31	177,502	1.90	(d)	1.90	(d)	(0.32	)(d)	14
Year ended 04/30/13	34.66	(0.13)	1.21	1.08	—	—	—	35.74	3.12	164,978	1.90		1.91		(0.38)		56
Year ended 04/30/12	42.32	(0.26)	(7.40)	(7.66)	—	—	—	34.66	(18.10)	202,489	1.87		1.88		(0.72)		61
Year ended 04/30/11	32.44	(0.29)	10.17	9.88	—	—	—	42.32	30.46	283,422	1.88		1.88		(0.85)		58
One month ended 04/30/10	31.88	(0.05)	0.61	0.56	—	—	—	32.44	1.76	207,451	1.91	(e)	1.91	(e)	(1.75	)(e)	9
Year ended 03/31/10	21.71	(0.16)	10.33	10.17	—	—	—	31.88	46.85	205,003	1.92		1.93		(0.53)		49
Class Y
Year ended 04/30/14	40.70	0.30	9.60	9.90	(0.39)	(0.21)	(0.60)	50.00	24.54	65,123	0.90	(d)	0.90	(d)	0.68	(d)	14
Year ended 04/30/13	39.07	0.23	1.40	1.63	—	—	—	40.70	4.17	55,196	0.90		0.91		0.62		56
Year ended 04/30/12	47.24	0.11	(8.28)	(8.17)	—	—	—	39.07	(17.28)	74,126	0.87		0.88		0.28		61
Year ended 04/30/11	35.96	0.06	11.33	11.39	(0.12)	—	(0.12)	47.23	31.73	83,807	0.88		0.88		0.15		58
One month ended 04/30/10	35.31	(0.02)	0.67	0.65	—	—	—	35.96	1.84	48,291	0.91	(e)	0.91	(e)	(0.75	)(e)	9
Year ended 03/31/10	23.86	0.16	11.36	11.52	(0.07)	—	(0.07)	35.31	48.29	47,084	0.92		0.93		0.47		49
Investor Class
Year ended 04/30/14	40.38	0.19	9.53	9.72	(0.20)	(0.21)	(0.41)	49.69	24.22	419,142	1.15	(d)	1.15	(d)	0.43	(d)	14
Year ended 04/30/13	38.86	0.14	1.38	1.52	—	—	—	40.38	3.91	363,981	1.15		1.16		0.37		56
Year ended 04/30/12	47.09	0.01	(8.24)	(8.23)	—	—	—	38.86	(17.48)	428,174	1.12		1.13		0.03		61
Year ended 04/30/11	35.86	(0.03)	11.29	11.26	(0.03)	—	(0.03)	47.09	31.42	594,201	1.13		1.13		(0.10)		58
One month ended 04/30/10	35.22	(0.03)	0.67	0.64	—	—	—	35.86	1.82	484,002	1.16	(e)	1.16	(e)	(1.00	)(e)	9
Year ended 03/31/10	23.82	0.07	11.35	11.42	(0.02)	—	(0.02)	35.22	47.96	475,026	1.17		1.18		0.22		49
Class R5
Year ended 04/30/14	41.51	0.35	9.80	10.15	(0.48)	(0.21)	(0.69)	50.97	24.68	31,942	0.79	(d)	0.79	(d)	0.79	(d)	14
Year ended 04/30/13	39.81	0.29	1.41	1.70	—	—	—	41.51	4.27	24,693	0.78		0.79		0.74		56
Year ended 04/30/12	48.07	0.16	(8.42)	(8.26)	—	—	—	39.81	(17.18)	19,996	0.76		0.77		0.39		61
Year ended 04/30/11	36.60	0.10	11.55	11.65	(0.18)	—	(0.18)	48.07	31.92	13,915	0.77		0.77		0.26		58
One month ended 04/30/10	35.93	(0.02)	0.69	0.67	—	—	—	36.60	1.87	7,667	0.77	(e)	0.77	(e)	(0.61	)(e)	9
Year ended 03/31/10	24.32	0.21	11.59	11.80	(0.19)	—	(0.19)	35.93	48.57	6,411	0.74		0.75		0.65		49

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $609,403, $43,837, $167,041, $57,723, $376,294 and $27,626 for Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares, respectively.
(e)	Annualized.

19                         Invesco Energy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Energy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Energy Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 25, 2014

Houston, Texas

20                         Invesco Energy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2013 through April 30, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/14)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,106.40	$5.95	$1,019.14	$5.71	1.14%
B	1,000.00	1,102.20	9.85	1,015.42	9.44	1.89
C	1,000.00	1,102.00	9.85	1,015.42	9.44	1.89
Y	1,000.00	1,107.70	4.65	1,020.38	4.46	0.89
Investor	1,000.00	1,106.30	5.95	1,019.14	5.71	1.14
R5	1,000.00	1,108.20	4.13	1,020.88	3.96	0.79

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2013 through April 30, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

21                         Invesco Energy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$6,113,020
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligation*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22                         Invesco Energy Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			126	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			126	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	139	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco Energy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	126	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	139	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2003	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	126	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.	126	Chairman, Board of Governors, Western Golf Association, Chairman, Evans Scholars Foundation and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International). Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			126	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			126	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	126	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	126	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	126	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	139	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Energy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	126	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Energy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Energy Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	I-ENE-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2014

Invesco Gold & Precious Metals Fund
Nasdaq:
A: IGDAX ■ B: IGDBX ■ C: IGDCX ■ Y: IGDYX ■ Investor: FGLDX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, major US and global equity market indexes hit multiyear or all-time highs.[1] This was the result of generally improving economic conditions, relatively healthy corporate profits and a return of individual investors to stocks - due in part to monetary policies that kept interest rates and yields on many fixed income securities low. Despite some volatility in the summer of 2013, overseas equity market indexes in developed and emerging nations generally rose during the reporting period – although developed markets generally outpaced emerging markets. In January 2014, amid widespread signs of an improving economy, the US Federal Reserve began a long-anticipated reduction in its bond-buying program, reducing uncertainty for fixed income investors even as volatility returned to the stock market in the first few months of the year.

Extended periods of strong market performance can lull some investors into a false sense of security – just as extended periods of volatility or market weakness can discourage some investors from undertaking disciplined, long-term investment plans. That’s why Invesco believes it can often be helpful to work with a skilled and trusted financial adviser; he or she can emphasize the importance of adhering to an investment plan designed to achieve long-term goals like a first home, a college education for a child or a comfortable retirement. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1 Source: Reuters

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Gold & Precious Metals Fund

Bruce Crockett

Dear Fellow Shareholders:

Members of the Invesco Funds Board work continually to oversee how the Invesco Funds are performing in light of ever-changing and often unpredictable economic and market conditions. One of the ways we do this is by verifying that the teams that manage funds understand the risks associated with the investments they make in the funds they manage.

In light of market conditions over the last few years, the financial news media of late have given increased attention to “alternative investment strategies.” Despite this increased attention, many investors don’t know very much about these types of investment strategies.

Let me put alternative investment strategies and the new focus on them in some perspective. First, these types of investment strategies have been used predominately by institutional investors and investment professionals for decades to increase diversification – in an effort to dampen portfolio volatility (risk) with the goal of increasing returns. The focal point of the increased news coverage is that these types of strategies are now being made more widely available to individual investors.

Alternative investment strategies generally seek to provide measured exposure to various asset classes whose performance, historically, has not been highly correlated with one another. These strategies may help mitigate the impact to a portfolio from severe or prolonged market downturns while potentially providing reasonable returns over time. After a careful and thorough examination of the potential risks and potential benefits of alternative investment strategies, the Invesco Funds Board has approved the launch of several new alternative funds for the Invesco product lineup, to be managed by teams we determined have the depth and experience to pursue the funds’ investment objectives.

While no single investment product can provide complete downside protection in falling markets and full upside participation in rising markets, your Board believes alternative funds can be a prudent tool to work in concert with more traditional mutual funds and other investments to build well diversified portfolios. Your financial adviser can determine whether or not such investments are appropriate for your individual needs, goals and risk tolerance. Also, he or she can explain the risks associated with alternative investment strategies. This type of professional guidance is why Invesco believes it’s so important that individual investors work with trusted, experienced financial advisers.

Whether you’re invested in equity, fixed income, cash management or alternative investment funds, be assured that the Invesco Funds Board will continue working on your behalf and on behalf of all our fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Asset allocation/diversification does not guarantee a profit or eliminate the risk of loss.

Alternative products typically hold more non-traditional investments and employ more complex trading strategies, including hedging and leveraging through derivatives, short selling and opportunistic strategies that change with market conditions. Investors considering alternatives should be aware of their unique characteristics and additional risks from the strategies they use. Like all investments, performance will fluctuate. You can lose money.

3                         Invesco Gold & Precious Metals Fund

Management’s Discussion of Fund Performance

Performance summary

The US equity market enjoyed strong returns for the fiscal year ended April 30, 2014, as a result of slow, but steady, improvement in the economy. Metals and mining equities, which had been out of investor favor since 2011, began to see some recovery toward the end of 2013. Invesco Gold & Precious Metals Fund underperformed its broad market benchmark, the S&P 500 Index. However, the Fund, at net asset value (NAV), outperformed its style-specific index, the Philadelphia Gold & Silver Index (price only), and performed in line with its peer group index, the Lipper Precious Metals Equity Funds Index. The Fund’s outperformance relative to its style-specific index was primarily the result of security selection in gold mining equities and precious metals and minerals equities.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/13 to 4/30/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-12.68%
Class B Shares	-13.74
Class C Shares	-13.57
Class Y Shares	-12.68
Investor Class Shares	-12.96
S&P 500 Index‚ (Broad Market Index)	20.44
Philadelphia Gold & Silver Index (price only)■ (Style-Specific Index)	-15.63
Lipper Precious Metals Equity Funds Index■ (Peer Group Index)	-12.68

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

We invest in businesses involved in the discovery, mining, processing and exchange of gold and other precious metals. We select stocks based on our bottom-up fundamental analysis of individual companies. Our investment strategy is considered contrarian. However, our strategy focuses on companies with quality management teams and quality assets, resulting in an emphasis on valuation and risk-reward profiles rather than potential turnaround scenarios.

In valuing companies, we take a long-term view on commodity prices and use a constant marginal cost of production commodity price. The price does not change unless a persistent structural change in the commodity occurs. We believe this helps us avoid the “cloud of noise” associated with volatile commodity prices. Price-to-cash flow (P/CF), price-to-net asset value (P/NAV) and price-to-earnings (P/E) are the valuation metrics we use to assess the attractiveness of a security.

Our target portfolio includes 30 to 40 stocks of all market capitalizations. Additionally, our prospectus allows for up to 10% total net asset weight in gold bullion, which we typically hold through gold bullion exchange-traded funds (ETFs), a more liquid and less expensive way to hold the underlying metal.

    We may sell or reduce our position in a stock when:

■	A security reaches its price target.
■	A change in fundamentals occurs – either company-specific or industry-wide.
■	A change in corporate focus and/or management occurs.
■	A more attractive investment opportunity is identified.

Market conditions and your Fund

The US equity market, as measured by the S&P 500 Index, rose to all-time highs during the fiscal year ended April 30, 2014.1 Corporate earnings were resilient in the face of modest economic growth, driven by strong profitability across many sectors, and fundamentals for corporations and consumers remained relatively stable following significant recovery in prior years.

    However, the fiscal year began with capital markets in the US declining. In May and June 2013, equity and fixed income markets fell following then-US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time was approaching to reduce, or “taper,” the size of its bond buying economic stimulus program. This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer and generally rose, with some brief interruptions, through the end of 2013. The Fed’s announcement in December that tapering of its bond purchases would begin in early 2014 had little effect on equities as the announcement was widely anticipated. After strong performance in the second half of 2013, the US equity market turned volatile in the first four months of 2014 as investors worried that stocks may have risen too far, too fast in 2013. Adding to investor uncertainty was

Portfolio Composition
By industry
Gold	65.2%
Precious Metals & Minerals	15.7
Investment Companies -
Exchange Traded Funds	8.2
Diversified Metals & Mining	5.2
Construction & Engineering	0.8
Money Market Funds
Plus Other Assets Less Liabilities	4.9

Top 10 Equity Holdings*

1. Franco-Nevada Corp.	5.3%
2. Turquoise Hill Resources Ltd.	5.2
3. SPDR® Gold Trust - ETF	4.7
4. Goldcorp, Inc.	4.7
5. Torex Gold Resources Inc.	4.6
6. Eldorado Gold Corp.	4.4
7. Randgold Resources Ltd.-ADR	4.2
8. Agnico Eagle Mines Ltd.	4.2
9. Silver Wheaton Corp.	4.2
10. Detour Gold Corp.	4.1

Total Net Assets	$321.1 million

Total Number of Holdings*	33

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Gold & Precious Metals Fund

political upheaval in Ukraine and signs of economic sluggishness in the US and China.

    Nine of the 10 economic sectors in the S&P 500 Index posted strong gains during the fiscal year, with telecommunication services being the only sector to produce a negative return. The industrials, health care, information technology, materials and energy sectors led the market, while the utilities, consumer staples, consumer discretionary and financials sectors were market laggards.

    The U.S. Dollar Index, which tracks the value of the US dollar against a basket of six major currencies, trended lower during the fiscal year. As most commodities are denominated in US dollars, a weak dollar tends to make the price of dollar-denominated commodities rise. Volatility, as measured by the Chicago Board Options Exchange Volatility Index, was relatively low for the fiscal year. Investors tend to view gold as “a store of value” during periods with a weak US dollar, rising inflation and geopolitical or economic uncertainty.

    Gold bullion prices fell approximately 11% during the fiscal year to close at $1,292 a troy ounce at the end of the reporting period.2 In general, the decline in gold bullion prices was the result of investors exiting gold bullion ETFs. However, weakness in the price of gold was viewed as a buying opportunity by both central banks and retail consumers during the reporting period. Consumers’ appetite for gold led to supply shortages in emerging countries and caused the gold forward rate, the rate at which someone will lend gold in a swap for US dollars, to turn negative during the reporting period. We view both as positives for physical gold demand.

    On an absolute basis, the Fund’s gold mining stocks had the greatest negative impact on performance during the reporting period. However, outperformance at NAV relative to the Fund’s style-specific index, the Philadelphia Gold & Silver Index (price only), was driven primarily by security selection in gold mining equities and precious metals and minerals equities. An overweight position in gold bullion ETFs, an overweight position in coal and consumable fuels, underweight exposure to gold mining equities and a minor cash allocation were also relative contributors to Fund performance.

    Individual detractors from Fund performance included Boart Longyear Group. The company’s stock price fell after the company reported poor financial results and decided not to pay a dividend. Boart Longyear provides global drilling services to companies mining a range of commodities, including copper, gold, nickel, zinc and uranium. Boart Longyear’s revenues weakened as the global mining industry significantly reduced exploration, production and capital expenditures during 2013.

    Individual contributors to Fund performance included Canadian gold miner Osisko Mining. Shares of Osisko rose fairly steadily throughout the fiscal year, driven by the company’s increased gold production estimates. Additionally, toward the end of the fiscal year, Osisko agreed to be acquired by Yamana Gold and Agnico Eagle. Osisko’s board of directors had earlier advised shareholders to reject a hostile takeover offer from Goldcorp. Because the acquisition had not been completed as of the close of the reporting period, the Fund continued to hold Osisko, Yamana Gold, Agnico Eagle and Goldcorp at the end of the fiscal year.

    At the close of the reporting period, and relative to its style-specific index, the Fund remained underweight in gold mining equities, silver stocks and diversified metals and mining stocks. Conversely, the Fund had overweight exposure to gold bullion ETFs, exposure which the index lacked.

    While gold equities have been pummeled since their 2011 high, global demand for physical gold gave us confidence that the price of gold may improve from current levels. At the close of the reporting period, the spot price of gold made it difficult for gold producers to continue to operate profitably. This, combined with increased demand for gold, may lead to supply/demand imbalances. Furthermore, we viewed the Fed’s reduction of asset purchases as positive for gold bullion prices, although we focus on stock selection rather than forecasting volatile commodity prices. Given the disconnect between physical gold demand and the price of gold stocks, we are being careful in our equity selection, preferring companies with competitive cost advantages and strong balance sheets, two characteristics that may help companies withstand sustained low gold prices.

    As always, thank you for your continued investment in Invesco Gold & Precious Metals Fund.

1	Source: Reuters
2	Source: Bloomberg Finance L.P.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Norman MacDonald Chartered Financial Analyst, portfolio manager, is manager of Invesco Gold & Precious Metals Fund.
He joined Invesco in 2008. Mr. MacDonald earned a Bachelor of Commerce from the University of Windsor.

5                         Invesco Gold & Precious Metals Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/04

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	The Lipper Precious Metals Equity Funds Index is an unmanaged index considered representative of precious metals funds tracked by Lipper.
■	The U.S. Dollar Index is an index of the value of the US dollar relative to a basket of six other major currencies.
■	The Chicago Board Options Exchange Volatility Index® (VIX®) is a measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Gold & Precious Metals Fund

Average Annual Total Returns
As of 4/30/14, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	7.69%
10 Years	5.86
5 Years	-1.64
1 Year	-17.53

Class B Shares
Inception (3/28/02)	7.80%
10 Years	5.85
5 Years	-1.67
1 Year	-18.05

Class C Shares
Inception (2/14/00)	8.95%
10 Years	5.66
5 Years	-1.28
1 Year	-14.44

Class Y Shares
10 Years	6.60%
5 Years	-0.33
1 Year	-12.68

Investor Class Shares
Inception (1/19/84)	0.57%
10 Years	6.45
5 Years	-0.59
1 Year	-12.96

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class

Average Annual Total Returns
As of 3/31/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	7.42%
10 Years	3.20
5 Years	-3.31
1 Year	-33.53

Class B Shares
Inception (3/28/02)	7.53%
10 Years	3.16
5 Years	-3.30
1 Year	-33.68

Class C Shares
Inception (2/14/00)	8.73%
10 Years	2.98
5 Years	-2.96
1 Year	-30.89

Class Y Shares
10 Years	3.91%
5 Years	-1.99
1 Year	-29.55

Investor Class Shares
Inception (1/19/84)	0.45%
10 Years	3.75
5 Years	-2.26
1 Year	-29.77

shares was 1.34%, 2.09%, 2.09%, 1.09% and 1.34%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                         Invesco Gold & Precious Metals Fund

Invesco Gold & Precious Metals Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of April 30, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Gold bullion risk. To the extent the Fund invests in gold bullion, it will earn no income from such investment. Appreciation in the market price of gold is the sole manner in which the Fund can realize gains on gold bullion, and such investments may incur higher storage and custody costs as compared to purchasing, holding and selling more traditional investments.
■	Gold and precious metals industry risk. Fluctuations in the price of gold and precious metals may affect the profitability of companies in the gold and precious metals sector. Changes in the political or economic conditions of countries where companies in the gold and precious metals sector are located may have a direct effect on the price of gold and precious metals.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.
■	Small- and mid-capitalization risk. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The S&P 500 Index is an unmanaged index considered representative of the US stock market.
■	The Philadelphia Gold & Silver Index (price only) is a capitalization-weighted, price-only index on the Philadelphia Stock Exchange that includes the leading companies involved in mining gold and silver.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                         Invesco Gold & Precious Metals Fund

Schedule of Investments

April 30, 2014

	Shares	Value
Common Stocks & Other Equity Interests–95.11%
Brazil–3.45%
Yamana Gold Inc.	1,478,904	$11,062,202

Canada–65.84%
Agnico Eagle Mines Ltd.(a)	460,858	13,622,963
Alamos Gold Inc.	769,206	7,193,761
B2Gold Corp.(b)	3,513,118	10,097,009
Barrick Gold Corp.	560,775	9,796,739
Continental Gold Ltd.(b)	1,567,370	5,577,320
Detour Gold Corp.(b)	1,323,557	13,175,189
Eldorado Gold Corp.	2,324,281	14,166,238
Franco-Nevada Corp.(a)	354,596	17,092,433
Goldcorp, Inc.	608,988	15,054,183
Kinross Gold Corp.(b)	2,603,896	10,572,388
Lydian International, Ltd.(a)(b)	4,587,329	4,227,374
New Gold Inc.(b)	1,942,163	9,817,138
Orezone Gold Corp.(b)	167,000	91,423
Osisko Mining Corp.(b)	1,338,617	9,587,722
Pan American Silver Corp.	564,431	7,315,026
Platinum Group Metals Ltd.(a)(b)	3,309,154	3,411,810
Pretium Resources Inc.(a)(b)	377,931	2,448,276
Rubicon Minerals Corp.(b)	6,081,035	6,491,616
SEMAFO Inc.(a)	1,789,364	6,693,789
Silver Wheaton Corp.	607,642	13,489,652
Torex Gold Resources Inc.(b)	13,357,116	14,868,323
Torex Gold Resources Inc.–Wts. expiring 08/04/14(b)	2,000,000	91,241
Turquoise Hill Resources Ltd.(a)(b)	4,251,854	16,526,367
		211,407,980

Mali–4.24%
Randgold Resources Ltd.–ADR	170,172	13,625,672

Mexico–3.11%
Fresnillo PLC	690,346	9,979,973

	Shares	Value
South Africa–0.70%
Gold Fields Ltd.–ADR	532,310	$2,251,671

United States–17.77%
Boart Longyear Ltd.(a)(b)	9,575,359	2,543,358
iShares® Gold Trust–ETF(b)	890,700	11,133,750
Newmont Mining Corp.	475,492	11,806,466
SPDR® Gold Trust–ETF(a)(b)	122,500	15,216,950
Stillwater Mining Co.(b)	476,394	7,517,497
Tahoe Resources Inc.(b)	396,892	8,832,296
		57,050,317
Total Common Stocks & Other Equity Interests (Cost $368,419,421)		305,377,815

Money Market Funds–4.85%
Liquid Assets Portfolio–Institutional Class(c)	7,782,164	7,782,164
Premier Portfolio–Institutional Class(c)	7,782,164	7,782,164
Total Money Market Funds (Cost $15,564,328)		15,564,328
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.96% (Cost $383,983,749)		320,942,143

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–11.71%
Liquid Assets Portfolio–Institutional Class (Cost $37,612,987)(c)(d)	37,612,987	37,612,987
TOTAL INVESTMENTS–111.67% (Cost $421,596,736)		358,555,130
OTHER ASSETS LESS LIABILITIES–(11.67)%		(37,464,515)
NET ASSETS–100.00%		$321,090,615

Investment Abbreviations:

ADR	– American Depositary Receipt
ETF	– Exchange-Traded Fund
SPDR	– Standard & Poor’s Depositary Receipt
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at April 30, 2014.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman	$36,054,125	$(36,054,125)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Gold & Precious Metals Fund

Statement of Assets and Liabilities

April 30, 2014

Assets:
Investments, at value (Cost $368,419,421)*	$305,377,815
Investments in affiliated money market funds, at value and cost	53,177,315
Total investments, at value (Cost $421,596,736)	358,555,130
Receivable for:
Fund shares sold	867,076
Dividends	169,127
Investment for trustee deferred compensation and retirement plans	90,707
Other assets	28,357
Total assets	359,710,397

Liabilities:
Payable for:
Fund shares reacquired	547,049
Collateral upon return of securities loaned	37,612,987
Accrued fees to affiliates	285,749
Accrued trustees’ and officers’ fees and benefits	2,228
Accrued other operating expenses	66,392
Trustee deferred compensation and retirement plans	105,377
Total liabilities	38,619,782
Net assets applicable to shares outstanding	$321,090,615

Net assets consist of:
Shares of beneficial interest	$494,087,380
Undistributed net investment income (loss)	(26,331,730)
Undistributed net realized gain (loss)	(83,623,429)
Net unrealized appreciation (depreciation)	(63,041,606)
$321,090,615

Net Assets:
Class A	$141,236,581
Class B	$9,733,302
Class C	$32,639,878
Class Y	$36,328,349
Investor Class	$101,152,505

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	29,758,409
Class B	2,151,215
Class C	6,750,183
Class Y	7,541,271
Investor Class	21,197,847
Class A:
Net asset value per share	$4.75
Maximum offering price per share
(Net asset value of $4.75 ÷ 94.50%)	$5.03
Class B:
Net asset value and offering price per share	$4.52
Class C:
Net asset value and offering price per share	$4.84
Class Y:
Net asset value and offering price per share	$4.82
Investor Class:
Net asset value and offering price per share	$4.77

*	At April 30, 2014, securities with an aggregate value of $36,054,125 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Gold & Precious Metals Fund

Statement of Operations

For the year ended April 30, 2014

Investment income:
Dividends (net of foreign withholding taxes of $349,565)	$2,753,740
Dividends from affiliated money market funds (includes securities lending income of $150,946)	156,845
Total investment income	2,910,585

Expenses:
Advisory fees	2,234,157
Administrative services fees	88,514
Custodian fees	39,072
Distribution fees:
Class A	320,842
Class B	123,531
Class C	311,162
Investor Class	265,373
Transfer agent fees	983,695
Trustees’ and officers’ fees and benefits	39,731
Other	233,827
Total expenses	4,639,904
Less: Fees waived and expense offset arrangement(s)	(17,672)
Net expenses	4,622,232
Net investment income (loss)	(1,711,647)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(38,043,403)
Foreign currencies	(99,495)
(38,142,898)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(3,805,307)
Foreign currencies	(513)
(3,805,820)
Net realized and unrealized gain (loss)	(41,948,718)
Net increase (decrease) in net assets resulting from operations	$(43,660,365)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Gold & Precious Metals Fund

Statement of Changes in Net Assets

For the years ended April 30, 2014 and 2013

	2014	2013
Operations:
Net investment income (loss)	$(1,711,647)	$(1,480,845)
Net realized gain (loss)	(38,142,898)	(38,026,907)
Change in net unrealized appreciation (depreciation)	(3,805,820)	(98,250,014)
Net increase (decrease) in net assets resulting from operations	(43,660,365)	(137,757,766)

Distributions to shareholders from net realized gains:
Class A	—	(3,925,111)
Class B	—	(562,938)
Class C	—	(1,055,242)
Class Y	—	(385,077)
Investor Class	—	(3,657,066)
Total distributions from net realized gains	—	(9,585,434)

Share transactions–net:
Class A	27,535,786	(7,251,414)
Class B	(4,811,808)	(7,338,493)
Class C	2,759,777	276,979
Class Y	20,185,340	4,509,038
Investor Class	(6,658,126)	(8,126,848)
Net increase (decrease) in net assets resulting from share transactions	39,010,969	(17,930,738)
Net increase (decrease) in net assets	(4,649,396)	(165,273,938)

Net assets:
Beginning of year	325,740,011	491,013,949
End of year (includes undistributed net investment income (loss) of $(26,331,730) and $(32,957,584), respectively)	$321,090,615	$325,740,011

Notes to Financial Statements

April 30, 2014

NOTE 1—Significant Accounting Policies

Invesco Gold & Precious Metals Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Investor Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

12                         Invesco Gold & Precious Metals Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

13                         Invesco Gold & Precious Metals Fund

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

Fluctuations in the price of gold and precious metals may affect the profitability of companies in the gold and precious metals sector. Changes in the political or economic conditions of countries where companies in the gold and precious metals sector are located may have a direct effect on the price of gold and precious metals.

14                         Invesco Gold & Precious Metals Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Investor Class shares to 2.00%, 2.75%, 2.75%, 1.75% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2014, the Adviser waived advisory fees of $15,844.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2014, IDI advised the Fund that IDI retained $81,180 in front-end sales commissions from the sale of Class A shares and $14,325, $26,199 and $17,200 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

15                         Invesco Gold & Precious Metals Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended April 30, 2014, there were transfers from Level 1 to Level 2 of $12,523,331 due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Brazil	$11,062,202	$—	$—	$11,062,202
Canada	211,407,980	—	—	211,407,980
Mali	13,625,672	—	—	13,625,672
Mexico	—	9,979,973	—	9,979,973
South Africa	2,251,671	—	—	2,251,671
United States	107,684,274	2,543,358	—	110,227,632
Total Investments	$346,031,799	$12,523,331	$—	$358,555,130

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,828.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

16                         Invesco Gold & Precious Metals Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended April 30, 2014 and 2013:

	2014	2013
Long-term capital gain	$—	$9,585,434

Tax Components of Net Assets at Period-End:

2014
Net unrealized appreciation (depreciation) — investments	$(95,337,774)
Temporary book/tax differences	(97,176)
Post-October deferrals	(9,394,735)
Capital loss carryforward	(68,167,080)
Shares of beneficial interest	494,087,380
Total net assets	$321,090,615

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related.

The Fund has a capital loss carryforward as of April 30, 2014, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subjected to expiration	$6,617,125	$61,549,955	$68,167,080

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2014 was $84,608,971 and $54,089,523, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$36,846,963
Aggregate unrealized (depreciation) of investment securities	(132,184,737)
Net unrealized appreciation (depreciation) of investment securities	$(95,337,774)

Cost of investments for tax purposes is $453,892,904.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on April 30, 2014, undistributed net investment income (loss) was increased by $8,337,501, undistributed net realized gain (loss) was decreased by $1,466,318 and shares of beneficial interest was decreased by $6,871,183. This reclassification had no effect on the net assets of the Fund.

17                         Invesco Gold & Precious Metals Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended April 30,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	17,588,440	$84,151,428	10,290,702	$75,679,608
Class B	176,845	821,967	171,317	1,165,562
Class C	2,837,578	13,791,529	2,236,088	17,158,589
Class Y	7,578,739	36,227,530	2,447,149	17,034,833
Investor Class	4,192,789	20,483,078	4,885,301	36,002,644

Issued as reinvestment of dividends:
Class A	—	—	487,583	3,656,873
Class B	—	—	70,481	510,279
Class C	—	—	127,725	987,317
Class Y	—	—	46,016	349,725
Investor Class	—	—	462,771	3,493,925

Automatic conversion of Class B shares to Class A shares:
Class A	405,073	1,935,060	333,482	2,324,382
Class B	(423,579)	(1,935,060)	(345,410)	(2,324,382)

Reacquired:
Class A	(12,406,372)	(58,550,702)	(12,498,930)	(88,912,277)
Class B	(817,068)	(3,698,715)	(954,748)	(6,689,952)
Class C	(2,309,333)	(11,031,752)	(2,482,531)	(17,868,927)
Class Y	(3,257,352)	(16,042,190)	(1,833,641)	(12,875,520)
Investor Class	(5,745,543)	(27,141,204)	(6,739,718)	(47,623,417)
Net increase (decrease) in share activity	7,820,217	$39,010,969	(3,296,363)	$(17,930,738)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

18                         Invesco Gold & Precious Metals Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 04/30/14	$5.44	$(0.02)	$(0.67)	$(0.69)	$—	$—	$—	$4.75	(12.68)%	$141,237	1.45	%(e)	1.46	%(e)	(0.47	)%(e)	18%
Year ended 04/30/13	7.78	(0.02)	(2.17)	(2.19)	—	(0.15)	(0.15)	5.44	(28.65)	131,605	1.32		1.32		(0.21)		25
Year ended 04/30/12	11.22	(0.04)	(2.69)	(2.73)	(0.23)	(0.48)	(0.71)	7.78	(25.24)	198,717	1.27		1.27		(0.39)		14
Year ended 04/30/11	8.64	(0.06)	2.97	2.91	(0.33)	—	(0.33)	11.22	33.86	274,558	1.23		1.23		(0.65)		30
One month ended 04/30/10	7.84	(0.01)	0.81	0.80	—	—	—	8.64	10.20	179,158	1.29	(f)	1.30	(f)	(0.77	)(f)	2
Year ended 03/31/10	5.91	(0.06)	2.13	2.07	(0.14)	—	(0.14)	7.84	34.88	157,681	1.31		1.32		(0.79)		3
Class B
Year ended 04/30/14	5.24	(0.06)	(0.66)	(0.72)	—	—	—	4.52	(13.74)	9,733	2.20	(e)	2.21	(e)	(1.22	)(e)	18
Year ended 04/30/13	7.54	(0.07)	(2.08)	(2.15)	—	(0.15)	(0.15)	5.24	(29.03)	16,834	2.07		2.07		(0.96)		25
Year ended 04/30/12	10.95	(0.11)	(2.61)	(2.72)	(0.21)	(0.48)	(0.69)	7.54	(25.82)	32,217	2.02		2.02		(1.14)		14
Year ended 04/30/11	8.46	(0.13)	2.89	2.76	(0.27)	—	(0.27)	10.95	32.73	55,497	1.98		1.98		(1.40)		30
One month ended 04/30/10	7.68	(0.01)	0.79	0.78	—	—	—	8.46	10.16	45,239	2.04	(f)	2.05	(f)	(1.52	)(f)	2
Year ended 03/31/10	5.77	(0.11)	2.08	1.97	(0.06)	—	(0.06)	7.68	34.07	41,467	2.06		2.07		(1.54)		3
Class C
Year ended 04/30/14	5.60	(0.06)	(0.70)	(0.76)	—	—	—	4.84	(13.57)	32,640	2.20	(e)	2.21	(e)	(1.22	)(e)	18
Year ended 04/30/13	8.05	(0.07)	(2.23)	(2.30)	—	(0.15)	(0.15)	5.60	(29.05)	34,820	2.07		2.07		(0.96)		25
Year ended 04/30/12	11.63	(0.11)	(2.78)	(2.89)	(0.21)	(0.48)	(0.69)	8.05	(25.77)	51,017	2.02		2.02		(1.14)		14
Year ended 04/30/11	8.97	(0.14)	3.07	2.93	(0.27)	—	(0.27)	11.63	32.77	80,280	1.98		1.98		(1.40)		30
One month ended 04/30/10	8.15	(0.01)	0.83	0.82	—	—	—	8.97	10.06	53,588	2.04	(f)	2.05	(f)	(1.52	)(f)	2
Year ended 03/31/10	6.12	(0.12)	2.21	2.09	(0.06)	—	(0.06)	8.15	34.08	51,104	2.06		2.07		(1.54)		3
Class Y
Year ended 04/30/14	5.52	(0.01)	(0.69)	(0.70)	—	—	—	4.82	(12.68)	36,328	1.20	(e)	1.21	(e)	(0.22	)(e)	18
Year ended 04/30/13	7.86	(0.00)	(2.19)	(2.19)	—	(0.15)	(0.15)	5.52	(28.35)	17,777	1.07		1.07		0.04		25
Year ended 04/30/12	11.32	(0.01)	(2.73)	(2.74)	(0.24)	(0.48)	(0.72)	7.86	(25.14)	20,131	1.02		1.02		(0.14)		14
Year ended 04/30/11	8.71	(0.04)	3.00	2.96	(0.35)	—	(0.35)	11.32	34.19	15,493	0.98		0.98		(0.40)		30
One month ended 04/30/10	7.91	(0.00)	0.80	0.80	—	—	—	8.71	10.11	5,690	1.04	(f)	1.05	(f)	(0.52	)(f)	2
Year ended 03/31/10	5.95	(0.04)	2.15	2.11	(0.15)	—	(0.15)	7.91	35.46	4,973	1.06		1.07		(0.54)		3
Investor Class
Year ended 04/30/14	5.48	(0.02)	(0.69)	(0.71)	—	—	—	4.77	(12.96)	101,153	1.45	(e)	1.46	(e)	(0.47	)(e)	18
Year ended 04/30/13	7.83	(0.02)	(2.18)	(2.20)	—	(0.15)	(0.15)	5.48	(28.59)	124,703	1.32		1.32		(0.21)		25
Year ended 04/30/12	11.28	(0.04)	(2.70)	(2.74)	(0.23)	(0.48)	(0.71)	7.83	(25.20)	188,933	1.27		1.27		(0.39)		14
Year ended 04/30/11	8.69	(0.06)	2.98	2.92	(0.33)	—	(0.33)	11.28	33.78	279,686	1.23		1.23		(0.65)		30
One month ended 04/30/10	7.89	(0.01)	0.81	0.80	—	—	—	8.69	10.14	205,022	1.29	(f)	1.30	(f)	(0.77	)(f)	2
Year ended 03/31/10	5.94	(0.06)	2.15	2.09	(0.14)	—	(0.14)	7.89	35.04	187,995	1.31		1.32		(0.79)		3

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest for Class A Class B, Class C, Class Y and Investor Class shares, which were less than $0.005 per share for the fiscal years ended April 30, 2012 and prior.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $128,337, $12,353, $31,116, $19,932 and $106,149 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
(f)	Annualized.

19                         Invesco Gold & Precious Metals Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Gold & Precious Metals Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Gold & Precious Metals Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 25, 2014

Houston, Texas

20                         Invesco Gold & Precious Metals Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2013 through April 30, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/14)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/14)	Expenses Paid During Period[2]
A	$1,000.00	$993.70	$7.07	$1,017.70	$7.15	1.43%
B	1,000.00	989.10	10.75	1,013.98	10.89	2.18
C	1,000.00	989.80	10.76	1,013.98	10.89	2.18
Y	1,000.00	995.90	5.84	1,018.94	5.91	1.18
Investor	1,000.00	993.70	7.07	1,017.70	7.15	1.43

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2013 through April 30, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

21                         Invesco Gold & Precious Metals Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			126	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			126	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	139	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco Gold & Precious Metals Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	126	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	139	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2003	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	126	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.	126	Chairman, Board of Governors, Western Golf Association, Chairman, Evans Scholars Foundation and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International). Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			126	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			126	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	126	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	126	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	126	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	139	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Gold & Precious Metals Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	126	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Gold & Precious Metals Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Gold & Precious Metals Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	I-GPM-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2014

Invesco Mid Cap Growth Fund
Nasdaq:
A: VGRAX ■ B: VGRBX ■ C: VGRCX ■ R: VGRRX ■ Y: VGRDX ■ R5: VGRJX ■ R6: VGRFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period covered by this report, major US and global equity market indexes hit multiyear or all-time highs.[1] This was the result of generally improving economic conditions, relatively healthy corporate profits and a return of individual investors to stocks - due in part to monetary policies that kept interest rates and yields on many fixed income securities low. Despite some volatility in the summer of 2013, overseas equity market indexes in developed and emerging nations generally rose during the reporting period – although developed markets generally outpaced emerging markets. In January 2014, amid widespread signs of an improving economy, the US Federal Reserve began a long-anticipated reduction in its bond-buying program, reducing uncertainty for fixed income investors even as volatility returned to the stock market in the first few months of the year.

Extended periods of strong market performance can lull some investors into a false sense of security – just as extended periods of volatility or market weakness can discourage some investors from undertaking disciplined, long-term investment plans. That’s why Invesco believes it can often be helpful to work with a skilled and trusted financial adviser; he or she can emphasize the importance of adhering to an investment plan designed to achieve long-term goals like a first home, a college education for a child or a comfortable retirement. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1 Source: Reuters

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Mid Cap Growth Fund

Bruce Crockett

Dear Fellow Shareholders:

Members of the Invesco Funds Board work continually to oversee how the Invesco Funds are performing in light of ever-changing and often unpredictable economic and market conditions. One of the ways we do this is by verifying that the teams that manage funds understand the risks associated with the investments they make in the funds they manage.

In light of market conditions over the last few years, the financial news media of late have given increased attention to “alternative investment strategies.” Despite this increased attention, many investors don’t know very much about these types of investment strategies.

Let me put alternative investment strategies and the new focus on them in some perspective. First, these types of investment strategies have been used predominately by institutional investors and investment professionals for decades to increase diversification – in an effort to dampen portfolio volatility (risk) with the goal of increasing returns. The focal point of the increased news coverage is that these types of strategies are now being made more widely available to individual investors.

Alternative investment strategies generally seek to provide measured exposure to various asset classes whose performance, historically, has not been highly correlated with one another. These strategies may help mitigate the impact to a portfolio from severe or prolonged market downturns while potentially providing reasonable returns over time. After a careful and thorough examination of the potential risks and potential benefits of alternative investment strategies, the Invesco Funds Board has approved the launch of several new alternative funds for the Invesco product lineup, to be managed by teams we determined have the depth and experience to pursue the funds’ investment objectives.

While no single investment product can provide complete downside protection in falling markets and full upside participation in rising markets, your Board believes alternative funds can be a prudent tool to work in concert with more traditional mutual funds and other investments to build well diversified portfolios. Your financial adviser can determine whether or not such investments are appropriate for your individual needs, goals and risk tolerance. Also, he or she can explain the risks associated with alternative investment strategies. This type of professional guidance is why Invesco believes it’s so important that individual investors work with trusted, experienced financial advisers.

Whether you’re invested in equity, fixed income, cash management or alternative investment funds, be assured that the Invesco Funds Board will continue working on your behalf and on behalf of all our fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Asset allocation/diversification does not guarantee a profit or eliminate the risk of loss.

Alternative products typically hold more non-traditional investments and employ more complex trading strategies, including hedging and leveraging through derivatives, short selling and opportunistic strategies that change with market conditions. Investors considering alternatives should be aware of their unique characteristics and additional risks from the strategies they use. Like all investments, performance will fluctuate. You can lose money.

3                         Invesco Mid Cap Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2014, Invesco Mid Cap Growth Fund had strong positive returns at net asset value (NAV), and it outperformed its style-specific benchmark, the Russell Midcap Growth Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/13 to 4/30/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	22.99%
Class B Shares	22.96
Class C Shares	22.12
Class R Shares	22.64
Class Y Shares	23.24
Class R5 Shares	23.40
Class R6 Shares*	23.37
S&P 500 Index‚ (Broad Market Index)	20.44
Russell Midcap Growth Index■ (Style-Specific Index)	20.62
Lipper Mid-Cap Growth Funds Index[t] (Peer Group Index)	19.70

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

■Invesco, Russell via FactSet Research Systems Inc.; tLipper Inc.

*Share	class incepted during the reporting period. See page 7 for a detailed explanation of Fund performance.

How we invest

To narrow our investment universe, we use a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. The result of this distillation process is a set of stocks we analyze in greater depth.

    Our fundamental analysis focuses on identifying companies with strong drivers of growth. To accomplish this goal, we conduct rigorous bottom-up analysis to develop higher conviction in each company’s prospects for growth. We develop a mosaic of each company through detailed discussions with company management teams, competitors, distributors, suppliers, Wall Street analysts and customers. We also employ a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the company’s business cycle, and other factors that best reflect a company’s value. Risk management plays an important role in portfolio construction. Our target portfolio attempts to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth and dividing the portfolio between stable growth stocks and catalyst-driven stocks.

    We consider selling a stock for any of the following reasons:

■	The price target set at purchase has been reached.

■	The company’s fundamentals deteriorate.
■	The catalysts for growth are no longer present or are reflected in the stock price.
■	We identify a more attractive investment opportunity.

Market conditions and your Fund

The US equity market rose to multiyear or all-time highs during the fiscal year ended April 30, 2014.1 Corporate earnings were resilient in the face of modest economic growth, driven by strong profitability across many sectors, and fundamentals for corporations and consumers remained relatively stable following significant recovery in prior years. However, the fiscal year began with capital markets in the US declining. In May and June 2013, equity and fixed income markets fell following then-US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time was approaching to reduce, or “taper,” the size of its bond buying economic stimulus program. This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer and generally rose, with some brief interruptions, through the end of 2013. The Fed’s announcement in December that tapering of its bond purchases would begin in early 2014 had little effect on equities as the announcement was widely anticipated. After strong performance in the second half of 2013, the US equity market turned volatile in the first four months of 2014 as investors worried that stocks may have risen too far, too fast in 2013. Adding to investor uncertainty was political upheaval in Ukraine and signs of economic sluggishness in the US and China.

Portfolio Composition
By sector
Consumer Discretionary	22.7%
Industrials	21.6
Information Technology	17.1
Health Care	13.1
Energy	7.1
Financials	7.0
Consumer Staples	4.8
Materials	4.0
Telecommunication Services	2.1
Money Market Funds Plus Other Assets Less Liabilities	0.5

Top 10 Equity Holdings*

1. Actavis PLC	2.6%
2. B/E Aerospace, Inc.	2.1
3. Alexion Pharmaceuticals, Inc.	2.1
4. NXP Semiconductors N.V.	2.0
5. Amphenol Corp.-Class A	2.0
6. Wynn Resorts Ltd.	2.0
7. Harman International	1.9
Industries, Inc.
8. PPG Industries, Inc.	1.9
9. IntercontinentalExchange	1.8
Group, Inc.
10. O’Reilly Automotive, Inc.	1.8

Total Net Assets	$2.9 billion

Total Number of Holdings*	80

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Mid Cap Growth Fund

    In this environment, the Fund, at NAV, had strong positive returns and outperformed its style-specific benchmark, the Russell Midcap Growth Index, for the fiscal year. Strong performance across the consumer discretionary, financials, energy and materials sectors was driven primarily by positive stock selection. The Fund did hold some underperforming stocks, especially in the telecommunication services and information technology sectors.

    The Fund outperformed its style-specific benchmark by the widest margin in the consumer discretionary sector. The largest contributor to Fund performance was Tesla Motors, which appreciated more than 275% during the reporting period. The company repeatedly reported strong quarterly results and the car received accolades for its safety rankings and innovative design. Given the stock’s meteoric rise, we trimmed our position multiple times to lock in gains and to manage stock-specific risk. Harman International was another significant contributor to Fund performance.

    The Fund also outperformed its style-specific benchmark in the financials sector. Discover Financial Services benefited from a strong cycle in the credit card business. Asset management firm Affiliated Managers Group was another contributor to performance as its revenues rose along with the market’s strong performance.

    The Fund underperformed for the reporting period in the telecommunication services sector, despite the continued strength of long-term holding SBA Communications. Fund performance in the sector was dragged down by NII Holdings, which is building out networks in Central and South America and re-focusing on its core business. However, the company had execution issues that delayed the sale of certain assets, so we sold the stock during the reporting period.

    As we’ve discussed, the Fund’s performance was positive during the reporting period. However, stocks remain volatile and we caution investors against making investment decisions based on short-term performance.

    We thank you for your commitment to Invesco Mid Cap Growth Fund.

1	Source: Reuters

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jim Leach Chartered Financial Analyst, portfolio manager, is manager of Invesco Mid Cap Growth Fund. He joined Invesco in 2011. Mr. Leach earned a BS in mechanical engineering from the University of California and an MBA from New York University Stern School of Business.

5                         Invesco Mid Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/04

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Mid Cap Growth Fund

Average Annual Total Returns
As of 4/30/14, including maximum applicable sales charges

Class A Shares
Inception (12/27/95)	11.93%
10 Years	9.64
5 Years	18.14
1 Year	16.22

Class B Shares
Inception (12/27/95)	11.94%
10 Years	9.87
5 Years	19.21
1 Year	17.96

Class C Shares
Inception (12/27/95)	11.48%
10 Years	9.44
5 Years	18.60
1 Year	21.12

Class R Shares
Inception (7/11/08)	9.62%
5 Years	19.19
1 Year	22.64

Class Y Shares
Inception (8/12/05)	9.03%
5 Years	19.78
1 Year	23.24

Class R5 Shares
10 Years	10.41%
5 Years	19.81
1 Year	23.40

Class R6 Shares
10 Years	10.29%
5 Years	19.56
1 Year	23.37

Effective June 1, 2010, Class A, Class B, Class C, Class R and Class I shares of the predecessor fund, Van Kampen Mid Cap Growth Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen Mid Cap Growth Fund (renamed Invesco Mid Cap Growth). Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Mid Cap Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class

Average Annual Total Returns
As of 3/31/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/27/95)	12.11%
10 Years	9.71
5 Years	22.59
1 Year	20.60

Class B Shares
Inception (12/27/95)	12.12%
10 Years	9.94
5 Years	23.73
1 Year	22.63

Class C Shares
Inception (12/27/95)	11.66%
10 Years	9.51
5 Years	23.08
1 Year	25.71

Class R Shares
Inception (7/11/08)	10.16%
5 Years	23.68
1 Year	27.28

Class Y Shares
Inception (8/12/05)	9.38%
5 Years	24.30
1 Year	27.92

Class R5 Shares
10 Years	10.48%
5 Years	24.33
1 Year	28.07

Class R6 Shares
10 Years	10.36%
5 Years	24.06
1 Year	27.97

A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on July 15, 2013. Performance shown prior to that date is that of the Fund’s and predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.15%, 1.15%, 1.90%, 1.40%, 0.90%, 0.84% and 0.75%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.28%, 1.28%, 2.03%, 1.53%, 1.03%, 0.84% and 0.75%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least July 31, 2015. See current prospectus for more information.

7                         Invesco Mid Cap Growth Fund

Invesco Mid Cap Growth Fund’s investment objective is to seek capital growth.

■	Unless otherwise stated, information presented in this report is as of April 30, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Mid-capitalization risk. Stocks of mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The S&P 500 Index is an unmanaged index considered representative of the US stock market.
■	The Russell Midcap Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                         Invesco Mid Cap Growth Fund

Schedule of Investments(a)

April 30, 2014

	Shares	Value
Common Stocks & Other Equity Interests–99.48%
Aerospace & Defense–2.13%
B/E Aerospace, Inc.(b)	705,912	$61,957,896

Airlines–2.84%
Alaska Air Group, Inc.	434,297	40,858,662
Delta Air Lines, Inc.	1,136,711	41,865,066
	82,723,728

Apparel Retail–1.16%
Ross Stores, Inc.	495,857	33,757,945

Apparel, Accessories & Luxury Goods–1.99%
Michael Kors Holdings Ltd.(b)	281,132	25,639,238
Under Armour, Inc.–Class A(b)	658,636	32,200,714
	57,839,952

Application Software–2.77%
Aspen Technology, Inc.(b)	765,377	32,903,557
Salesforce.com, Inc.(b)	543,188	28,055,660
Splunk, Inc.(b)	358,931	19,586,865
	80,546,082

Asset Management & Custody Banks–2.48%
Affiliated Managers Group, Inc.(b)	161,221	31,954,002
Ameriprise Financial, Inc.	359,218	40,099,505
	72,053,507

Automobile Manufacturers–1.02%
Tesla Motors, Inc.(b)	143,133	29,755,919

Automotive Retail–1.76%
O’Reilly Automotive, Inc.(b)	344,690	51,286,425

Biotechnology–4.41%
Alexion Pharmaceuticals, Inc.(b)	383,759	60,710,674
BioMarin Pharmaceutical Inc.(b)	70,176	4,086,348
Medivation Inc.(b)	602,767	36,292,601
Synageva BioPharma Corp.(b)	313,054	27,038,474
	128,128,097

Broadcasting–1.03%
Discovery Communications, Inc.– Class A(b)	396,202	30,071,732

Building Products–2.66%
A.O. Smith Corp.	749,538	35,048,397
Lennox International Inc.	505,092	42,341,862
	77,390,259

Casinos & Gaming–1.95%
Wynn Resorts Ltd.	277,439	56,567,038

Commodity Chemicals–1.11%
LyondellBasell Industries N.V.–Class A	348,450	32,231,625

	Shares	Value
Communications Equipment–0.85%
Palo Alto Networks, Inc.(b)	388,347	$24,691,102

Computer & Electronics Retail–1.05%
Best Buy Co., Inc.	1,172,649	30,406,789

Construction & Engineering–3.66%
Foster Wheeler AG (Switzerland)(b)	1,188,816	40,752,612
KBR, Inc.	982,559	24,927,522
MasTec Inc.(b)(c)	1,027,507	40,668,727
	106,348,861

Construction Machinery & Heavy Trucks–1.18%
Manitowoc Co., Inc. (The)	1,078,357	34,270,185

Consumer Electronics–1.93%
Harman International Industries, Inc.	511,226	56,035,482

Consumer Finance–1.55%
Discover Financial Services	806,252	45,069,487

Data Processing & Outsourced Services–2.04%
Alliance Data Systems Corp.(b)	156,777	37,924,356
Vantiv, Inc.–Class A(b)	692,276	21,287,487
	59,211,843

Distillers & Vintners–1.64%
Constellation Brands, Inc.–Class A(b)	595,969	47,582,165

Distributors–1.67%
LKQ Corp.(b)	1,668,088	48,574,723

Diversified Support Services–0.91%
KAR Auction Services Inc.	887,628	26,433,562

Electrical Components & Equipment–1.06%
AMETEK, Inc.	587,005	30,946,904

Electronic Components–1.97%
Amphenol Corp.–Class A	600,261	57,234,886

Electronic Equipment & Instruments–1.43%
Cognex Corp.(b)	1,208,507	41,608,896

Food Retail–0.62%
Kroger Co. (The)	391,887	18,042,477

Health Care Facilities–1.54%
Universal Health Services, Inc.–Class B	547,192	44,754,834

Health Care Services–1.85%
Omnicare, Inc.	657,765	38,985,732
Team Health Holdings, Inc.(b)	305,500	14,810,640
		53,796,372

Homebuilding–0.99%
Lennar Corp.–Class A	742,822	28,665,501

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Mid Cap Growth Fund

	Shares	Value
Household Appliances–1.07%
Whirlpool Corp.	202,983	$31,133,532

Household Products–1.00%
Church & Dwight Co., Inc.	420,360	29,009,044

Housewares & Specialties–1.41%
Jarden Corp.(b)	716,571	40,952,033

Industrial Conglomerates–1.24%
Carlisle Cos. Inc.	439,713	36,166,394

Industrial Machinery–4.09%
Flowserve Corp.	663,683	48,482,043
ITT Corp.	884,451	38,155,216
Pentair Ltd.	434,120	32,250,775
		118,888,034

Internet Retail–0.52%
Netflix Inc.(b)	47,420	15,271,137

Internet Software & Services–1.34%
Pandora Media Inc.(b)	1,077,764	25,241,233
Yelp Inc.(b)	237,234	13,835,487
		39,076,720

IT Consulting & Other Services–0.95%
Gartner, Inc.(b)	400,346	27,599,853

Leisure Products–1.19%
Brunswick Corp.	863,284	34,695,384

Life Sciences Tools & Services–1.23%
Illumina, Inc.(b)	262,273	35,629,787

Movies & Entertainment–1.38%
Cinemark Holdings, Inc.	1,353,376	40,086,997

Oil & Gas Equipment & Services–2.64%
Baker Hughes Inc.	628,782	43,951,862
Superior Energy Services, Inc.	997,728	32,845,206
		76,797,068

Oil & Gas Exploration & Production–4.47%
EQT Corp.	425,000	46,320,750
Gulfport Energy Corp.(b)	650,563	47,926,976
Stone Energy Corp.(b)	728,933	35,754,164
		130,001,890

Packaged Foods & Meats–1.52%
Mead Johnson Nutrition Co.	501,101	44,227,174

Pharmaceuticals–4.03%
Actavis PLC(b)	374,773	76,577,367
Shire PLC–ADR (Ireland)	237,146	40,729,826
		117,307,193

Railroads–0.78%
Kansas City Southern	225,821	22,780,822

	Shares	Value
Regional Banks–1.22%
First Republic Bank	697,455	$35,402,816

Restaurants–1.07%
Panera Bread Co.–Class A(b)	202,877	31,034,095

Semiconductor Equipment–1.09%
Applied Materials, Inc.	1,655,674	31,557,146

Semiconductors–2.59%
Cavium Inc.(b)	408,971	17,328,101
NXP Semiconductors N.V. (Netherlands)(b)	972,607	57,986,830
		75,314,931

Specialized Finance–1.81%
IntercontinentalExchange Group, Inc.	256,822	52,504,690

Specialty Chemicals–1.92%
PPG Industries, Inc.	287,735	55,711,251

Specialty Stores–1.46%
Tractor Supply Co.	632,989	42,562,180

Steel–0.98%
Nucor Corp.	551,424	28,536,192

Systems Software–1.22%
ServiceNow, Inc.(b)	712,919	35,446,333

Technology Hardware, Storage & Peripherals–0.88%
Stratasys Ltd.(b)(c)	262,876	25,464,798

Trucking–0.99%
J.B. Hunt Transport Services, Inc.	379,125	28,851,412

Wireless Telecommunication Services–2.14%
SBA Communications Corp.–Class A(b)	520,138	46,687,587
Sprint Corp.(b)	1,839,262	15,633,727
		62,321,314
Total Common Stocks & Other Equity Interests (Cost $2,228,274,980)		2,892,314,494

Money Market Funds–0.61%
Liquid Assets Portfolio– Institutional Class(d)	8,814,320	8,814,320
Premier Portfolio– Institutional Class(d)	8,814,320	8,814,320
Total Money Market Funds (Cost $17,628,640)		17,628,640
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.09% (Cost $2,245,903,620)		2,909,943,134

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.31%
Liquid Assets Portfolio–Institutional Class (Cost $38,225,125)(d)(e)	38,225,125	38,225,125
TOTAL INVESTMENTS–101.40% (Cost $2,284,128,745)		2,948,168,259
OTHER ASSETS LESS LIABILITIES–(1.40)%		(40,821,424)
NET ASSETS–100.00%		$2,907,346,835

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Mid Cap Growth Fund

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2014.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman	$37,476,799	$(37,476,799)	$—

*	Amount does not include excess collateral received.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Mid Cap Growth Fund

Statement of Assets and Liabilities

April 30, 2014

Assets:
Investments, at value (Cost $2,228,274,980)*	$2,892,314,494
Investments in affiliated money market funds, at value and cost	55,853,765
Total investments, at value (Cost $2,284,128,745)	2,948,168,259
Receivable for:
Investments sold	52,573,911
Fund shares sold	1,120,257
Dividends	848,373
Fund expenses absorbed	6,071
Investment for trustee deferred compensation and retirement plans	620,273
Other assets	791,105
Total assets	3,004,128,249

Liabilities:
Payable for:
Investments purchased	52,175,874
Fund shares reacquired	3,361,902
Collateral upon return of securities loaned	38,225,125
Accrued fees to affiliates	2,124,095
Accrued trustees’ and officers’ fees and benefits	4,578
Accrued other operating expenses	157,978
Trustee deferred compensation and retirement plans	731,862
Total liabilities	96,781,414
Net assets applicable to shares outstanding	$2,907,346,835

Net assets consist of:
Shares of beneficial interest	$2,321,347,254
Undistributed net investment income (loss)	(6,418,715)
Undistributed net realized gain (loss)	(71,621,218)
Net unrealized appreciation	664,039,514
$2,907,346,835

Net Assets:
Class A	$2,384,362,061
Class B	$97,068,080
Class C	$170,355,317
Class R	$36,184,369
Class Y	$62,397,822
Class R5	$79,583,746
Class R6	$77,395,440

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	63,932,127
Class B	3,004,768
Class C	5,505,023
Class R	984,867
Class Y	1,631,969
Class R5	2,072,865
Class R6	2,014,739
Class A:
Net asset value per share	$37.30
Maximum offering price per share
(Net asset value of $37.30 ÷ 94.50%)	$39.47
Class B:
Net asset value and offering price per share	$32.30
Class C:
Net asset value and offering price per share	$30.95
Class R:
Net asset value and offering price per share	$36.74
Class Y:
Net asset value and offering price per share	$38.23
Class R5:
Net asset value and offering price per share	$38.39
Class R6:
Net asset value and offering price per share	$38.41

*	At April 30, 2014, securities with an aggregate value of $37,476,799 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Mid Cap Growth Fund

Statement of Operations

For the year ended April 30, 2014

Investment income:
Dividends (net of foreign withholding taxes of $17,373)	$19,066,847
Dividends from affiliated money market funds (includes securities lending income of $259,077)	271,559
Total investment income	19,338,406

Expenses:
Advisory fees	18,222,912
Administrative services fees	528,431
Custodian fees	64,804
Distribution fees:
Class A	5,470,700
Class B	276,004
Class C	1,557,626
Class R	180,364
Transfer agent fees — A, B, C, R and Y	6,039,900
Transfer agent fees — R5	72,366
Transfer agent fees — R6	2,757
Trustees’ and officers’ fees and benefits	139,080
Other	585,647
Total expenses	33,140,591
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(1,311,857)
Net expenses	31,828,734
Net investment income (loss)	(12,490,328)

Realized and unrealized gain from:
Net realized gain from investment securities (includes net gains from securities sold to affiliates of $160,048)	439,916,264
Change in net unrealized appreciation of investment securities	85,407,034
Net realized and unrealized gain	525,323,298
Net increase in net assets resulting from operations	$512,832,970

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Mid Cap Growth Fund

Statement of Changes in Net Assets

For the years ended April 30, 2014 and 2013

	2014	2013
Operations:
Net investment income (loss)	$(12,490,328)	$(2,732,495)
Net realized gain	439,916,264	63,191,829
Change in net unrealized appreciation	85,407,034	152,822,036
Net increase in net assets resulting from operations	512,832,970	213,281,370

Distributions to shareholders from net realized gains:
Class A	(57,673,212)	—
Class B	(3,148,742)	—
Class C	(4,920,905)	—
Class R	(933,434)	—
Class Y	(1,536,931)	—
Class R5	(1,871,598)	—
Class R6	(1,924,507)	—
Total distributions from net realized gains	(72,009,329)	—

Share transactions–net:
Class A	533,080,852	119,347,551
Class B	(29,304,277)	(14,849,599)
Class C	10,020,569	23,210,936
Class R	(1,470,548)	10,559,171
Class Y	2,897,954	(9,365,584)
Class R5	48,197,877	14,216,234
Class R6	70,626,726	—
Net increase in net assets resulting from share transactions	634,049,153	143,118,709
Net increase in net assets	1,074,872,794	356,400,079

Net assets:
Beginning of year	1,832,474,041	1,476,073,962
End of year (includes undistributed net investment income (loss) of $(6,418,715) and $(6,238,625), respectively)	$2,907,346,835	$1,832,474,041

Notes to Financial Statements

April 30, 2014

NOTE 1—Significant Accounting Policies

Invesco Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek capital growth.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. On July 15, 2013, the Fund began offering Class R6 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based

14                         Invesco Mid Cap Growth Fund

on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets,

15                         Invesco Mid Cap Growth Fund

the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.

Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of

16                         Invesco Mid Cap Growth Fund

these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.75%
Next $500 million	0.70%
Over $1 billion	0.65%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 15, 2013, the Adviser has contractually agreed, through at least July 31, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed above) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.15%, 1.90%, 1.90%, 1.40%, 0.90%, 0.90% and 0.90%, respectively, of average daily net assets. Prior to July 15, 2013, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on July 31, 2015. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2014, the Adviser waived advisory fees of $32,797 and reimbursed class level expenses of $1,086,879, $54,834, $80,291, $17,917 and $31,255 for Class A, Class B, Class C, Class R and Class Y shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended April 30, 2014, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2014, IDI advised the Fund that IDI retained $225,649 in front-end sales commissions from the sale of Class A shares and $9,772, $39,635 and $3,093 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2014, the Fund incurred $26,074 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17                         Invesco Mid Cap Growth Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2014, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2014, the Fund engaged in securities purchases of $1,366,398 and securities sales of $4,632,210, which resulted in net realized gains of $160,048.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,884.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Mid Cap Growth Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended April 30, 2014 and 2013:

	2014	2013
Long-term capital gain	$72,009,329	$—

Tax Components of Net Assets at Period-End:

2014
Undistributed long-term gain	$150,518,718
Net unrealized appreciation — investments	662,721,089
Temporary book/tax differences	(682,883)
Late-year ordinary loss deferrals	(5,735,832)
Capital loss carryforward	(220,821,511)
Shares of beneficial interest	2,321,347,254
Total net assets	$2,907,346,835

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $196,331,750 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of April 30, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
April 30, 2016	$50,022,438	$—	$50,022,438
April 30, 2017	170,799,073	—	170,799,073
	$220,821,511	$—	$220,821,511

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2014 was $2,258,347,103 and $2,066,526,290, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$718,690,159
Aggregate unrealized (depreciation) of investment securities	(55,969,070)
Net unrealized appreciation of investment securities	$662,721,089

Cost of investments for tax purposes is $2,285,447,170.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and proxy costs, on April 30, 2014, undistributed net investment income (loss) was increased by $12,604,089, undistributed net realized gain (loss) was increased by $125,797,240 and shares of beneficial interest was decreased by $138,401,329. Further, as a result of tax deferrals and capital loss carryforward acquired in the reorganization of Invesco Dynamics Fund into the Fund, undistributed net investment income (loss) was decreased by $293,851, undistributed net realized gain (loss) was decreased by $403,963,072 and shares of beneficial interest was increased by $404,256,923. These reclassifications had no effect on the net assets of the Fund.

19                         Invesco Mid Cap Growth Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended April 30,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	5,709,998	$203,069,561	3,767,489	$105,499,274
Class B	43,435	1,358,804	31,585	780,304
Class C	484,509	14,575,527	357,022	8,499,564
Class R	240,288	8,530,322	222,149	6,127,960
Class Y	425,246	15,367,624	522,239	14,741,599
Class R5	386,941	14,107,680	294,948	8,415,361
Class R6(b)	1,032,687	37,762,356	—	—

Issued as reinvestment of dividends:
Class A	1,528,509	54,842,895	—	—
Class B	98,472	3,060,500	—	—
Class C	156,653	4,676,082	—	—
Class R	26,310	930,829	—	—
Class Y	33,864	1,244,509	—	—
Class R5	50,564	1,865,300	—	—
Class R6	52,146	1,924,196	—	—

Issued in connection with acquisitions:(c)(d)
Class A	19,732,915	664,347,737	16,448,346	428,914,181
Class B	207,446	6,075,090	1,150,727	26,095,316
Class C	576,247	16,273,578	2,165,559	47,714,113
Class R	73,859	2,455,383	888,909	22,949,747
Class Y	370,038	12,741,282	236,389	6,285,183
Class R5	2,256,389	77,957,730	464,820	12,375,874
Class R6	1,365,854	47,184,427	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	706,339	25,366,888	766,845	21,613,810
Class B	(814,135)	(25,366,888)	(881,590)	(21,613,810)

Reacquired:
Class A	(11,733,325)	(414,546,229)	(15,601,418)	(436,679,714)
Class B	(473,593)	(14,431,783)	(829,640)	(20,111,409)
Class C	(863,354)	(25,504,618)	(1,401,771)	(33,002,741)
Class R	(378,185)	(13,387,082)	(665,177)	(18,518,536)
Class Y	(711,421)	(26,455,461)	(1,070,405)	(30,392,366)
Class R5	(1,244,765)	(45,732,833)	(228,481)	(6,575,001)
Class R6	(435,948)	(16,244,253)	—	—
Net increase in share activity	18,903,983	$634,049,153	6,638,545	$143,118,709

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 23% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of July 15, 2013.
(c)	As of the opening of business on July 15, 2013, the Fund acquired all the net assets of Invesco Dynamics Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on December 6, 2012 and by the shareholders of the Target Fund on April 24, 2013. The acquisition was accomplished by a tax-free exchange of 24,582,748 shares of the Fund for 29,596,460 shares outstanding of the Target Fund as of the close of business on July 12, 2013. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund at the close of business on July 12, 2013. The Target Fund’s net assets at that date of $827,035,227, including $197,905,378 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,952,684,708 and $2,779,719,935 immediately after the acquisition.

20                         Invesco Mid Cap Growth Fund

The pro forma results of operations for the year ended April 30, 2014 assuming the reorganization had been completed on May 1, 2013, the beginning of the annual reporting period, are as follows:

Net investment income (loss)	$(12,892,373)
Net realized/unrealized gains	614,289,807
Change in net assets resulting from operations	$601,397,434

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed; it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since July 15, 2013.
(d)	As of the opening of business on June 11, 2012, the Fund acquired all the net assets of Invesco Capital Development Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 30, 2011 and by the shareholders of the Target Fund on April 30, 2012. The acquisition was accomplished by a tax-free exchange of 21,354,750 shares of the Fund for 35,123,891 shares outstanding of the Target Fund as of the close of business on June 8, 2012. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund at the close of business on June 8, 2012. The Target Fund’s net assets at that date of $544,334,414, including $67,690,735 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,347,144,886 and $1,891,479,300 immediately after the acquisition.
The pro forma results of operations for the year ended April 30, 2013 assuming the reorganization had been completed on May 1, 2012, the beginning of the annual reporting period, are as follows:

Net investment income (loss)	$(3,027,751)
Net realized/unrealized gains	215,315,866
Change in net assets resulting from operations	$212,288,115

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed; it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since June 11, 2012.

21                         Invesco Mid Cap Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(b)
Class A
Year ended 04/30/14	$31.09	$(0.16)		$7.27	$7.11	$(0.90)	$37.30	22.99	%(c)	$2,384,362	1.16	%(d)	1.21	%(d)	(0.44	)%(d)	95%
Year ended 04/30/13	28.15	(0.03	)(e)	2.97	2.94	—	31.09	10.44	(c)	1,491,997	1.29		1.29		(0.11	)(e)	88
Year ended 04/30/12	33.15	(0.16)		(2.82)	(2.98)	(2.02)	28.15	(8.37	)(c)	1,199,482	1.31		1.31		(0.57)		109
One month ended 04/30/11	31.79	(0.03)		1.39	1.36	—	33.15	4.28	(c)	1,539,895	1.28	(f)	1.28	(f)	(1.10	)(f)	21
Year ended 03/31/11	24.65	(0.16)		7.30	7.14	—	31.79	28.97	(c)	1,485,888	1.29		1.29		(0.61)		162
Year ended 03/31/10	14.37	(0.10)		10.38	10.28	—	24.65	71.54	(g)	1,441,286	1.24		1.31		(0.49)		25
Class B
Year ended 04/30/14	27.03	(0.14)		6.31	6.17	(0.90)	32.30	22.96	(c)(h)	97,068	1.16	(d)(h)	1.21	(d)(h)	(0.44	)(d)(h)	95
Year ended 04/30/13	24.47	(0.03	)(e)	2.59	2.56	—	27.03	10.46	(c)(h)	106,586	1.29	(h)	1.29	(h)	(0.11	)(e)(h)	88
Year ended 04/30/12	29.11	(0.11)		(2.51)	(2.62)	(2.02)	24.47	(8.29	)(c)(h)	109,449	1.21	(h)	1.21	(h)	(0.47	)(h)	109
One month ended 04/30/11	27.91	(0.03)		1.23	1.20	—	29.11	4.30	(c)(j)	167,947	1.35	(f)(j)	1.35	(f)(j)	(1.17	)(f)(j)	21
Year ended 03/31/11	21.69	(0.20)		6.42	6.22	—	27.91	28.68	(c)(j)	165,822	1.53	(j)	1.53	(j)	(0.85	)(j)	162
Year ended 03/31/10	12.68	(0.13)		9.14	9.01	—	21.69	71.06	(k)(l)	224,558	1.50	(k)	1.57	(k)	(0.74	)(k)	25
Class C
Year ended 04/30/14	26.11	(0.34)		6.08	5.74	(0.90)	30.95	22.12	(c)(i)	170,355	1.88	(d)(i)	1.93	(d)(i)	(1.16	)(d)(i)	95
Year ended 04/30/13	23.82	(0.20	)(e)	2.49	2.29	—	26.11	9.62	(c)	134,484	2.04		2.04		(0.86	)(e)	88
Year ended 04/30/12	28.63	(0.32)		(2.47)	(2.79)	(2.02)	23.82	(9.06	)(c)	95,998	2.06		2.06		(1.32)		109
One month ended 04/30/11	27.47	(0.04)		1.20	1.16	—	28.63	4.22	(c)	132,885	2.03	(f)	2.03	(f)	(1.85	)(f)	21
Year ended 03/31/11	21.45	(0.32)		6.34	6.02	—	27.47	28.07	(c)	128,536	2.04		2.04		(1.36)		162
Year ended 03/31/10	12.60	(0.23)		9.08	8.85	—	21.45	70.24	(m)	112,608	1.99		2.06		(1.24)		25
Class R
Year ended 04/30/14	30.72	(0.24)		7.16	6.92	(0.90)	36.74	22.64	(c)	36,184	1.41	(d)	1.46	(d)	(0.69	)(d)	95
Year ended 04/30/13	27.88	(0.10	)(e)	2.94	2.84	—	30.72	10.19	(c)	31,410	1.54		1.54		(0.36	)(e)	88
Year ended 04/30/12	32.94	(0.23)		(2.81)	(3.04)	(2.02)	27.88	(8.62	)(c)	16,080	1.56		1.56		(0.82)		109
One month ended 04/30/11	31.59	(0.04)		1.39	1.35	—	32.94	4.27	(c)	12,443	1.53	(f)	1.53	(f)	(1.35	)(f)	21
Year ended 03/31/11	24.55	(0.24)		7.28	7.04	—	31.59	28.68	(c)	11,742	1.54		1.54		(0.86)		162
Year ended 03/31/10	14.35	(0.22)		10.42	10.20	—	24.55	71.08	(n)	4,118	1.49		1.56		(0.96)		25
Class Y
Year ended 04/30/14	31.78	(0.07)		7.42	7.35	(0.90)	38.23	23.24	(c)	62,398	0.91	(d)	0.96	(d)	(0.19	)(d)	95
Year ended 04/30/13	28.70	0.04	(e)	3.04	3.08	—	31.78	10.73	(c)	48,115	1.04		1.04		0.14	(e)	88
Year ended 04/30/12	33.66	(0.09)		(2.85)	(2.94)	(2.02)	28.70	(8.12	)(c)	52,408	1.06		1.06		(0.32)		109
One month ended 04/30/11	32.27	(0.02)		1.41	1.39	—	33.66	4.31	(c)	46,867	1.03	(f)	1.03	(f)	(0.85	)(f)	21
Year ended 03/31/11(p)	24.96	(0.09)		7.40	7.31	—	32.27	29.29	(c)	41,968	1.04		1.04		(0.36)		162
Year ended 03/31/10	14.52	(0.05)		10.49	10.44	—	24.96	71.90	(q)	143,273	0.99		1.06		(0.24)		25
Class R5
Year ended 04/30/14	31.87	(0.04)		7.46	7.42	(0.90)	38.39	23.40	(c)	79,584	0.83	(d)	0.83	(d)	(0.11	)(d)	95
Year ended 04/30/13	28.73	0.10	(e)	3.04	3.14	—	31.87	10.93	(c)	19,881	0.84		0.84		0.34	(e)	88
Year ended 04/30/12	33.64	(0.03)		(2.86)	(2.89)	(2.02)	28.73	(7.97	)(c)	2,656	0.85		0.85		(0.11)		109
One month ended 04/30/11	32.24	(0.02)		1.42	1.40	—	33.64	4.34	(c)	14	0.85	(f)	0.85	(f)	(0.67	)(f)	21
Period ended 03/31/11(o)	24.57	(0.05)		7.72	7.67	—	32.24	31.22	(c)	13	0.82	(f)	0.82	(f)	(0.26	)(f)	162
Class R6
Period ended 04/30/14(o)	34.50	(0.01)		4.82	4.81	(0.90)	38.41	14.05	(c)	77,395	0.73	(d)(f)	0.73	(d)(f)	(0.01	)(d)(f)	95

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the years ended April 30, 2014 and 2013, the portfolio turnover calculation excludes the value of securities purchased of $641,584,142 and $463,100,189 and sold of $469,954,370 and $427,869,406 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Dynamics Fund and Invesco Capital Development Fund, respectively, into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $2,188,280, $110,401, $161,655, $36,073, $62,928, $72,366 and $56,436 for Class A, Class B, Class C, Class R, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include significant cash dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividends are $(0.18) and (0.63)%, $(0.15) and (0.63)%, $(0.32) and (1.38)%, $(0.24) and (0.88)%, $(0.11) and (0.38)% and $(0.05) and (0.18)% for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(f)	Annualized.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25%, 0.25% and 0.15% for the years ended April 30, 2014, 2013 and 2012, respectively.
(i)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.96% for the year ended April 30, 2014.
(j)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.32% and 0.49% for the one month ended April 30, 2011 and the year ended March 31, 2011, respectively.
(k)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(l)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(m)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(n)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(o)	Commencement date of June 1, 2010 and July 15, 2013 for Class R5 and Class R6 shares, respectively.
(p)	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.
(q)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

22                         Invesco Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Mid Cap Growth Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the one month period ended April 30, 2011 and the year ended March 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the year ended March 31, 2010 were audited by another independent registered public accounting firm whose report dated May 18, 2010 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

June 25, 2014

Houston, Texas

23                         Invesco Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2013 through April 30, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/14)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,048.40	$5.84	$1,019.09	$5.76	1.15%
B	1,000.00	1,048.10	5.84	1,019.09	5.76	1.15
C	1,000.00	1,044.70	9.53	1,015.47	9.39	1.88
R	1,000.00	1,046.80	7.10	1,017.85	7.00	1.40
Y	1,000.00	1,049.50	4.57	1,020.33	4.51	0.90
R5	1,000.00	1,049.90	4.22	1,020.68	4.16	0.83
R6	1,000.00	1,050.40	3.76	1,021.12	3.71	0.74

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2013, through April 30, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

24                         Invesco Mid Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$72,009,329
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco Mid Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			126	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			126	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	139	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	126	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	139	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2003	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	126	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.	126	Chairman, Board of Governors, Western Golf Association, Chairman, Evans Scholars Foundation and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International). Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			126	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			126	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	126	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	126	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	126	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	139	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	126	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Mid Cap Growth Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	VK-MCG-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2014

Invesco Small Cap Value Fund
Nasdaq:
A: VSCAX ■ B: VSMBX ■ C: VSMCX ■ Y: VSMIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period covered by this report, major US and global equity market indexes hit multiyear or all-time highs.[1] This was the result of generally improving economic conditions, relatively healthy corporate profits and a return of individual investors to stocks - due in part to monetary policies that kept interest rates and yields on many fixed income securities low. Despite some volatility in the summer of 2013, overseas equity market indexes in developed and emerging nations generally rose during the reporting period – although developed markets generally outpaced emerging markets. In January 2014, amid widespread signs of an improving economy, the US Federal Reserve began a long-anticipated reduction in its bond-buying program, reducing uncertainty for fixed income investors even as volatility returned to the stock market in the first few months of the year.

Extended periods of strong market performance can lull some investors into a false sense of security – just as extended periods of volatility or market weakness can discourage some investors from undertaking disciplined, long-term investment plans. That’s why Invesco believes it can often be helpful to work with a skilled and trusted financial adviser; he or she can emphasize the importance of adhering to an investment plan designed to achieve long-term goals like a first home, a college education for a child or a comfortable retirement. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1 Source: Reuters

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Small Cap Value Fund

Bruce Crockett

Dear Fellow Shareholders:

Members of the Invesco Funds Board work continually to oversee how the Invesco Funds are performing in light of ever-changing and often unpredictable economic and market conditions. One of the ways we do this is by verifying that the teams that manage funds understand the risks associated with the investments they make in the funds they manage.

In light of market conditions over the last few years, the financial news media of late have given increased attention to “alternative investment strategies.” Despite this increased attention, many investors don’t know very much about these types of investment strategies.

Let me put alternative investment strategies and the new focus on them in some perspective. First, these types of investment strategies have been used predominately by institutional investors and investment professionals for decades to increase diversification – in an effort to dampen portfolio volatility (risk) with the goal of increasing returns. The focal point of the increased news coverage is that these types of strategies are now being made more widely available to individual investors.

Alternative investment strategies generally seek to provide measured exposure to various asset classes whose performance, historically, has not been highly correlated with one another. These strategies may help mitigate the impact to a portfolio from severe or prolonged market downturns while potentially providing reasonable returns over time. After a careful and thorough examination of the potential risks and potential benefits of alternative investment strategies, the Invesco Funds Board has approved the launch of several new alternative funds for the Invesco product lineup, to be managed by teams we determined have the depth and experience to pursue the funds’ investment objectives.

While no single investment product can provide complete downside protection in falling markets and full upside participation in rising markets, your Board believes alternative funds can be a prudent tool to work in concert with more traditional mutual funds and other investments to build well diversified portfolios. Your financial adviser can determine whether or not such investments are appropriate for your individual needs, goals and risk tolerance. Also, he or she can explain the risks associated with alternative investment strategies. This type of professional guidance is why Invesco believes it’s so important that individual investors work with trusted, experienced financial advisers.

Whether you’re invested in equity, fixed income, cash management or alternative investment funds, be assured that the Invesco Funds Board will continue working on your behalf and on behalf of all our fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Asset allocation/diversification does not guarantee a profit or eliminate the risk of loss.

Alternative products typically hold more non-traditional investments and employ more complex trading strategies, including hedging and leveraging through derivatives, short selling and opportunistic strategies that change with market conditions. Investors considering alternatives should be aware of their unique characteristics and additional risks from the strategies they use. Like all investments, performance will fluctuate. You can lose money.

3                         Invesco Small Cap Value Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2014, Invesco Small Cap Value Fund outperformed the S&P 500 Index, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index, its broad market, style-specific and peer group benchmarks, respectively.

Drivers of performance were largely stock-specific. Select holdings in the consumer discretionary, financials and industrials sectors were among the largest contributors to performance. Select holdings in the consumer discretionary and energy sectors were among the largest detractors.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/13 to 4/30/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	33.78%
Class B Shares	32.75
Class C Shares	32.75
Class Y Shares	34.13
S&P 500 Index‚ (Broad Market Index)	20.44
Russell 2000 Value Index■ (Style-Specific Index)	19.61
Lipper Small-Cap Value Funds Index[t] (Peer Group Index)	22.66

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

■ Invesco, Russell via FactSet Research Systems Inc.; tLipper Inc.

How we invest

We seek to create wealth by maintaining a long-term investment horizon and investing in companies that are selling at a significant discount to our estimate of their intrinsic value. We believe intrinsic value represents the inherent business value of portfolio holdings based on our estimates of future cash flow. Keep in mind that intrinsic value calculations are estimates and, as a result, market price may never reflect intrinsic value estimates, especially for an entire portfolio.

The Fund’s philosophy is based on key elements that we believe have extensive empirical evidence:

■	Most companies’ intrinsic values can be reasonably estimated. Importantly, this estimated fair business value is independent of the company’s stock price.
■	Market prices are more volatile than business values, partly because investors regularly overreact to negative news.
■	Long-term investment result is a function of the level and growth of business value in the portfolio.

We sell stocks for three primary reasons:

■	A more attractive investment opportunity presents itself.
■	A stock is trading at or above our estimate of its intrinsic value.
■	We find deterioration in the business fundamentals.

Since our application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of our process. First, the investment strategy is intended to preserve capital while growing it at above-market rates over the long term. Second, our investments have little in common with popular stock market indexes and most of our peers. And third, the Fund’s short-term relative performance will naturally be different from the stock market indexes and peers, and have little information value since we typically structure the portfolio significantly different from these benchmarks.

Market conditions and your Fund

The US equity market rose to multiyear or all-time highs during the fiscal year ended April 30, 2014.1 Corporate earnings were resilient in the face of modest economic growth, driven by strong profitability across many sectors, and fundamentals for corporations and consumers remained relatively stable following significant recovery in prior years.

    However, the fiscal year began with capital markets in the US declining. In May and June 2013, equity and fixed income markets fell following then-US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time was approaching to reduce, or “taper,” the size of its bond buying economic stimulus program. This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in midsummer and generally rose, with some brief interruptions, through the end of 2013. The Fed’s announcement in December that tapering of its bond purchases would begin in early 2014 had little effect on equities as the announcement was widely anticipated. After strong performance in the second half of 2013, the US equity market turned volatile in the first four months of 2014 as investors worried that stocks may have risen too far, too fast in 2013. Adding to investor uncertainty was political upheaval in Ukraine and signs of economic sluggishness in the US and China.

    In this environment, the Fund outperformed all of its benchmarks. Select Fund holdings in the consumer discretionary sector performed particularly well, such as our investment in Harman

Portfolio Composition
By sector
Industrials	21.8%
Financials	21.5
Information Technology	18.1
Consumer Discretionary	16.1
Health Care	8.7
Materials	4.8
Energy	3.6
Consumer Staples	1.5
Money Market Funds
Plus Other Assets Less Liabilities	3.9

Top 10 Equity Holdings*

1. Abercrombie & Fitch Co.-Class A	3.9%
2. E*TRADE Financial Corp.	3.5
3. LPL Financial Holdings, Inc.	2.8
4. Goodrich Petroleum Corp.	2.8
5. Manpowergroup Inc.	2.8
6. Belden Inc.	2.8
7. Alere, Inc.	2.7
8. ON Semiconductor Corp.	2.6
9. Harman International
Industries, Inc.	2.5
10. Allegheny Technologies, Inc.	2.5

Total Net Assets	$3.5 billion

Total Number of Holdings*	66

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Small Cap Value Fund

International, which was the largest contributor to Fund results during the reporting period. Harman is a global leader in providing audio and infotainment systems for the automotive industry. The company’s share price rose after reporting very strong financial results. Harman also benefited from an improved economic climate, especially within the automotive industry.

    Financial holding E*Trade Financial was also a top contributor to results, along with industrial holding AerCap Holdings. E*Trade provides online brokerage and related services primarily to individual retail investors. The price of E*Trade’s stock more than doubled during the reporting period as its customers continued to reengage with the financial markets, particularly stocks, which led to increased trading volume and use of the company’s related products and services. AerCap is one of the world’s leading aircraft leasing companies with one of the youngest fleets in the industry. Shares of AerCap increased after the company announced it would acquire International Lease Finance from AIG (not Fund holdings) at an attractive price. The transaction is expected to close in the second quarter of 2014.

    Apparel companies J.C. Penney and Abercrombie & Fitch were the largest detractors from performance in the fiscal year. J.C. Penney reported disappointing financial results and issued additional shares to raise cash to fund the company’s turnaround, causing us to lower our estimate of the company’s intrinsic value. Abercrombie & Fitch also reported disappointing results for much of the reporting period. While we were disappointed in the short-term results, we believed the company’s stock was trading significantly below its intrinsic value and we continued to hold the investment as of the close of the reporting period.

    Energy company ION Geophysical, a leader in small niches in offshore seismic activity for the oil and gas industry, also detracted from Fund results. The company is building its own library of data in areas that are typically very difficult to explore (e.g., the Arctic), yet represent some of the largest areas of undiscovered oil and gas on the planet. Shares of ION Geophysical declined after the company’s management team announced disappointing operating results, largely driven by industry-wide softening in new venture activity, as well as cost overruns related to the recently completed acquisition of its first 3-D marine program. The team continues to believe in ION Geophysical’s long-term growth prospects and took the opportunity to purchase more shares on the stock’s price weakness.

    We believe the single most important indicator of how the Fund is positioned for potential future success is not our recent investment results, nor popular statistical measures, but rather the difference between the current market price and the Fund’s estimated intrinsic value – the aggregate business value of the portfolio based on our estimate of intrinsic value of each individual holding.

    At the end of the fiscal year, the difference between the market price and the estimated intrinsic value of the Fund remained attractive, according to our estimation. While there is no assurance that the market value will ever reflect our estimate of the Fund’s intrinsic value, we believe the large gap between price and estimated intrinsic value may stack the odds in favor of above-average capital appreciation as capital markets continue to normalize.

    We will continue to work hard to protect and grow the Fund’s estimated intrinsic value. We thank you for your investment and for sharing our long-term investment perspective.

1	Source: Reuters

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

R. Canon Coleman II Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Small Cap Value
Fund. He joined Invesco in 1999. Mr. Coleman earned a BS and an MS in accounting from the University of Florida. He also earned an MBA from the Wharton School of the University of Pennsylvania.

Jonathan Edwards Chartered Financial Analyst, portfolio manager, is manager of Invesco Small Cap Value Fund. He joined Invesco in 2001. Mr. Edwards earned a BS in economics from Texas A&M University and an MBA from The University of Texas at Austin.

Jonathan Mueller Chartered Financial Analyst, portfolio manager, is manager of Invesco Small Cap Value Fund. He joined Invesco in 2001. Mr. Mueller earned a BBA in accounting from Texas Christian University and an MBA in finance from The University of Texas at Austin. He is also a Certified Public Accountant.

5                         Invesco Small Cap Value Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/04

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

may decline in price, even though in theory they are already underpriced.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 2000® Value Index is an unmanaged index considered representative of small-cap value stocks. The Russell 2000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Small-Cap Value Funds Index is an unmanaged index considered representative of small-cap value funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here,

and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Small Cap Value Fund

Average Annual Total Returns
As of 4/30/14, including maximum applicable sales charges

Class A Shares
Inception (6/21/99)	11.62%
10 Years	11.78
5 Years	22.51
1 Year	26.41

Class B Shares
Inception (6/21/99)	11.59%
10 Years	11.99
5 Years	23.14
1 Year	27.75

Class C Shares
Inception (6/21/99)	11.21%
10 Years	11.59
5 Years	23.00
1 Year	31.75

Class Y Shares
Inception (8/12/05)	12.04%
5 Years	24.22
1 Year	34.13

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Small Cap Value Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Small Cap Value Fund (renamed Invesco Small Cap Value Fund). Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Small Cap Value Fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date

Average Annual Total Returns
As of 3/31/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/21/99)	11.64%
10 Years	11.38
5 Years	25.53
1 Year	22.95

Class B Shares
Inception (6/21/99)	11.60%
10 Years	11.58
5 Years	26.23
1 Year	24.15

Class C Shares
Inception (6/21/99)	11.23%
10 Years	11.18
5 Years	26.05
1 Year	28.14

Class Y Shares
Inception (8/12/05)	12.07%
5 Years	27.29
1 Year	30.39

of this report for Class A, Class B, Class C and Class Y shares was 1.15%, 1.90%, 1.90% and 0.90%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/ or reimbursed expenses on Class B shares in the past, performance would have been lower.

7                         Invesco Small Cap Value Fund

Invesco Small Cap Value Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of April 30, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the
Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Real estate investment trust (REIT) risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                Invesco Small Cap Value Fund

Schedule of Investments(a)

April 30, 2014

	Shares	Value
Common Stocks–96.11%
Air Freight & Logistics–1.03%
UTi Worldwide, Inc.	3,683,600	$36,062,444

Apparel Retail–6.10%
Abercrombie & Fitch Co.–Class A(b)	3,683,074	135,389,800
Guess?, Inc.	2,874,300	77,347,413
		212,737,213

Apparel, Accessories & Luxury Goods–1.08%
Quiksilver, Inc.(c)	5,872,700	37,702,734

Auto Parts & Equipment–3.58%
Dana Holding Corp.	972,687	20,591,784
Faurecia (France)	1,547,200	69,629,644
Modine Manufacturing Co.(c)	2,101,548	34,633,511
		124,854,939

Building Products–0.48%
Ply Gem Holdings Inc.(c)	1,300,447	16,580,699

Construction & Engineering–1.59%
Aegion Corp.(b)(c)	2,172,486	55,376,668

Construction Machinery & Heavy Trucks–2.59%
Terex Corp.	747,100	32,341,959
WABCO Holdings Inc.(c)	541,500	57,945,915
		90,287,874

Consumer Electronics–2.52%
Harman International Industries, Inc.	801,159	87,815,038

Data Processing & Outsourced Services–1.39%
Broadridge Financial Solutions Inc.	1,266,700	48,565,278

Department Stores–1.01%
J. C. Penney Co., Inc.(c)	4,144,496	35,311,106

Electronic Components–2.77%
Belden Inc.	1,308,853	96,606,440

Electronic Equipment & Instruments–0.98%
FLIR Systems, Inc.	1,006,300	34,254,452

Electronic Manufacturing Services–5.41%
Flextronics International Ltd.(c)	7,308,500	65,703,415
Jabil Circuit, Inc.	2,400,600	41,434,356
KEMET Corp.(b)(c)	3,744,102	18,757,951
Methode Electronics, Inc.	228,589	6,341,059
Sanmina Corp.(c)	2,798,165	56,662,841
		188,899,622

Environmental & Facilities Services–1.43%
Clean Harbors, Inc.(c)	832,320	49,939,200

Health Care Equipment–0.91%
Integra LifeSciences Holdings Corp.(c)	700,400	31,924,232

	Shares	Value
Health Care Facilities–2.29%
Brookdale Senior Living Inc.(c)	2,154,700	$68,605,648
Universal Health Services, Inc.–Class B	137,600	11,254,304
		79,859,952

Health Care Services–1.55%
Chemed Corp.	611,800	50,944,586
ExamWorks Group Inc.(c)	90,257	3,321,458
		54,266,044

Health Care Supplies–2.65%
Alere, Inc.(c)	2,771,683	92,574,212

Human Resource & Employment Services–3.30%
Insperity, Inc.	565,000	18,113,900
Manpowergroup Inc.	1,192,873	97,028,290
		115,142,190

Industrial Machinery–2.82%
Briggs & Stratton Corp.	1,584,700	33,865,039
ESCO Technologies Inc.	319,695	10,684,207
Kennametal Inc.	1,152,300	53,846,979
		98,396,225

Investment Banking & Brokerage–7.27%
E*TRADE Financial Corp.(c)	5,461,200	122,603,940
FXCM, Inc.–Class A	2,122,575	32,857,461
LPL Financial Holdings, Inc.	2,072,153	98,116,445
		253,577,846

IT Consulting & Other Services–2.65%
CIBER, Inc.(b)(c)	6,751,300	29,165,616
iGATE Corp.(c)	1,732,830	63,421,578
		92,587,194

Leisure Products–1.87%
Callaway Golf Co.(b)	5,061,038	44,081,641
JAKKS Pacific, Inc.(b)	2,423,100	21,226,356
		65,307,997

Life & Health Insurance–2.08%
CNO Financial Group, Inc.	4,201,888	72,482,568

Life Sciences Tools & Services–1.25%
PerkinElmer, Inc.	1,039,400	43,623,618

Office Services & Supplies–0.89%
ACCO Brands Corp.(c)	5,042,712	30,911,825

Oil & Gas Equipment & Services–1.80%
ION Geophysical Corp.(c)	6,114,743	26,904,869
McDermott International, Inc.(c)	4,990,900	36,084,207
		62,989,076

Oil & Gas Exploration & Production–2.79%
Goodrich Petroleum Corp.(b)(c)	3,865,589	97,219,563

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Small Cap Value Fund

	Shares	Value
Paper Packaging–2.38%
Sealed Air Corp.	2,417,273	$82,936,637

Personal Products–1.48%
Elizabeth Arden, Inc.(c)	1,410,396	51,817,949

Property & Casualty Insurance–2.18%
AmTrust Financial Services, Inc.	1,968,500	76,121,895

Regional Banks–5.98%
Capital Bank Financial Corp.–Class A(c)	38,277	912,906
First Horizon National Corp.	6,639,467	76,287,476
First Niagara Financial Group, Inc.	5,906,512	52,686,087
Zions Bancorp.	2,724,000	78,778,080
		208,664,549

Reinsurance–2.31%
Reinsurance Group of America, Inc.	412,494	31,642,415
Validus Holdings, Ltd.	1,320,400	48,947,228
		80,589,643

Research & Consulting Services–1.92%
Dun & Bradstreet Corp. (The)	160,400	17,765,904
Resources Connection Inc.(b)	3,627,670	49,372,589
		67,138,493

Semiconductor Equipment–1.50%
Brooks Automation, Inc.	1,606,500	16,434,495
Lam Research Corp.	622,917	35,886,248
		52,320,743

	Shares	Value
Semiconductors–4.53%
Lattice Semiconductor Corp.(c)	5,271,754	$44,388,169
Microsemi Corp.(c)	967,551	22,756,799
ON Semiconductor Corp.(c)	9,656,700	90,869,547
		158,014,515

Specialized Finance–1.70%
NASDAQ OMX Group, Inc. (The)	1,610,100	59,412,690

Steel–2.46%
Allegheny Technologies, Inc.	2,082,800	85,811,360

Technology Distributors–1.64%
CDW Corp.	2,029,074	57,199,596

Trading Companies & Distributors–1.95%
AerCap Holdings N.V.(c)	1,629,970	68,018,648
Total Common Stocks (Cost $2,317,017,196)		3,353,902,967

Money Market Funds–4.29%
Liquid Assets Portfolio–Institutional Class(d)	74,875,202	74,875,202
Premier Portfolio– Institutional Class(d)	74,875,202	74,875,202
Total Money Market Funds (Cost $149,750,404)		149,750,404
TOTAL INVESTMENTS–100.40% (Cost $2,466,767,600)		3,503,653,371
OTHER ASSETS LESS LIABILITIES–(0.40)%		(14,036,403)
NET ASSETS–100.00%		$3,489,616,968

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of April 30, 2014 was $450,590,184, which represented 12.91% of the Fund’s Net Assets. See Note 4.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Small Cap Value Fund

Statement of Assets and Liabilities

April 30, 2014

Assets:
Investments, at value (Cost $1,956,216,120)	$2,903,312,783
Investments in affiliates, at value (Cost $510,551,480)	600,340,588
Total investments, at value (Cost $2,466,767,600)	3,503,653,371
Receivable for:
Investments sold	20,111,156
Fund shares sold	7,645,289
Dividends	97,732
Fund expenses absorbed	6,027
Investment for trustee deferred compensation and retirement plans	218,095
Other assets	46,190
Total assets	3,531,777,860

Liabilities:
Payable for:
Investments purchased	36,055,631
Fund shares reacquired	3,297,366
Accrued fees to affiliates	2,417,710
Accrued trustees’ and officers’ fees and benefits	4,852
Accrued other operating expenses	125,438
Trustee deferred compensation and retirement plans	259,895
Total liabilities	42,160,892
Net assets applicable to shares outstanding	$3,489,616,968

Net assets consist of:
Shares of beneficial interest	$2,308,449,676
Undistributed net investment income (loss)	(246,097)
Undistributed net realized gain	144,527,618
Net unrealized appreciation	1,036,885,771
$3,489,616,968

Net Assets:
Class A	$1,909,148,496
Class B	$29,312,105
Class C	$165,438,230
Class Y	$1,385,718,137

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	83,923,154
Class B	1,500,037
Class C	8,699,788
Class Y	59,459,614
Class A:
Net asset value per share	$22.75
Maximum offering price per share
(Net asset value of $22.75 ÷ 94.50%)	$24.07
Class B:
Net asset value and offering price per share	$19.54
Class C:
Net asset value and offering price per share	$19.02
Class Y:
Net asset value and offering price per share	$23.31

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Small Cap Value Fund

Statement of Operations

For the year ended April 30, 2014

Investment income:
Dividends	$21,201,727
Dividends from affiliates	3,386,690
Total investment income	24,588,417

Expenses:
Advisory fees	19,269,421
Administrative services fees	556,425
Custodian fees	69,222
Distribution fees:
Class A	4,260,404
Class B	300,481
Class C	1,561,688
Transfer agent fees	5,700,987
Trustees’ and officers’ fees and benefits	148,620
Other	433,957
Total expenses	32,301,205
Less: Fees waived	(144,222)
Net expenses	32,156,983
Net investment income (loss)	(7,568,566)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $4,260,465)	388,066,441
Foreign currencies	(7,949)
388,058,492
Change in net unrealized appreciation of investment securities	481,923,786
Net realized and unrealized gain	869,982,278
Net increase in net assets resulting from operations	$862,413,712

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Small Cap Value Fund

Statement of Changes in Net Assets

For the years ended April 30, 2014 and 2013

	2014	2013
Operations:
Net investment income (loss)	$(7,568,566)	$(2,426,873)
Net realized gain	388,058,492	175,168,734
Change in net unrealized appreciation	481,923,786	239,394,669
Net increase in net assets resulting from operations	862,413,712	412,136,530

Distributions to shareholders from net realized gains:
Class A	(140,218,944)	(166,908,714)
Class B	(2,819,099)	(4,213,950)
Class C	(15,150,452)	(19,034,069)
Class Y	(97,321,634)	(94,863,994)
Total distributions from net realized gains	(255,510,129)	(285,020,727)

Share transactions–net:
Class A	111,569,713	53,796,586
Class B	(4,709,605)	(6,498,630)
Class C	(1,271,818)	(5,623,331)
Class Y	271,007,699	91,959,557
Net increase in net assets resulting from share transactions	376,595,989	133,634,182
Net increase in net assets	983,499,572	260,749,985

Net assets:
Beginning of year	2,506,117,396	2,245,367,411
End of year (includes undistributed net investment income (loss) of $(246,097) and $(157,607), respectively)	$3,489,616,968	$2,506,117,396

Notes to Financial Statements

April 30, 2014

NOTE 1—Significant Accounting Policies

Invesco Small Cap Value Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

13                         Invesco Small Cap Value Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

14                         Invesco Small Cap Value Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.67%
Next $500 million	0.645%
Over $1 billion	0.62%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed

15                         Invesco Small Cap Value Fund

below) of Class A, Class B, Class C, and Class Y shares to 2.00%, 2.75%, 2.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended April 30, 2014, the Adviser waived advisory fees of $144,222.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2014, IDI advised the Fund that IDI retained $33,056 in front-end sales commissions from the sale of Class A shares and $21, $15,377 and $4,493 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$3,434,023,727	$69,629,644	$—	$3,503,653,371

16                         Invesco Small Cap Value Fund

NOTE 4—Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended April 30, 2014.

	Value 04/30/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 04/30/14	Interest/ Dividend Income
Aegion Corp.	$45,752,555	$—	$—	$9,624,113	$—	$55,376,668	$—
Abercrombie & Fitch Co.	93,440,424	69,749,015	—	(27,799,639)	—	135,389,800	2,329,680
AMN Healthcare Services, Inc.(a)	51,501,285	—	(56,546,028)	(25,641,993)	30,686,736	0	—
Callaway Golf Co.	25,380,987	8,989,532	—	9,711,122	—	44,081,641	185,913
CIBER, Inc.	28,760,538	—	—	405,078	—	29,165,616	—
FBR & Co.(a)	15,351,356	—	(20,815,579)	(5,281,450)	10,745,673	0	—
Goodrich Petroleum Corp.	31,890,780	19,561,991	(3,040,796)	47,558,539	1,249,049	97,219,563	—
JAKKS Pacific, Inc.	—	16,659,499	—	4,566,857	—	21,226,356	—
KEMET Corp.	14,852,943	6,059,100	—	(2,154,092)	—	18,757,951	—
Lattice Semiconductor Corp.(a)	50,818,920	—	(38,524,783)	27,995,556	4,098,476	44,388,169	—
Methode Electronics, Inc.(a)	36,479,112	—	(60,719,742)	(8,389,024)	38,970,713	6,341,059	281,683
Resources Connection Inc.	34,301,679	7,825,551	—	7,245,359	—	49,372,589	815,269
Sanmina Corp.(a)	66,259,972	—	(40,049,958)	18,134,812	12,318,015	56,662,841	—
Total	$494,790,551	$128,844,688	$(219,696,886)	$55,975,238	$98,068,662	$557,982,253	$3,612,545

(a)	As of April 30, 2014, this security is no longer considered an affiliate of the Fund.

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2014, the Fund engaged in securities purchases of $11,311,610 and securities sales of $6,162,941, which resulted in net realized gains of $4,260,465.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco Small Cap Value Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended April 30, 2014 and 2013:

	2014	2013
Ordinary income	$—	$35,006,601
Long-term capital gain	255,510,129	250,014,126
Total distributions	$255,510,129	$285,020,727

Tax Components of Net Assets at Period-End:

2014
Undistributed long-term gain	$150,996,399
Net unrealized appreciation — investments	1,031,924,523
Temporary book/tax differences	(246,097)
Capital loss carryforward	(1,507,533)
Shares of beneficial interest	2,308,449,676
Total net assets	$3,489,616,968

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $502,511 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of April 30, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
April 30, 2017	$1,507,533	$—	$1,507,533

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2014 was $1,037,943,167 and $966,742,850, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,095,703,523
Aggregate unrealized (depreciation) of investment securities	(63,779,000)
Net unrealized appreciation of investment securities	$1,031,924,523

Cost of investments for tax purposes is $2,471,728,848.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on April 30, 2014, undistributed net investment income (loss) was increased by $7,480,076, undistributed net realized gain was decreased by $3,308,488 and shares of beneficial interest was decreased by $4,171,588. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Small Cap Value Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended April 30,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	19,403,074	$413,269,050	15,727,724	$276,682,663
Class B	36,534	673,194	20,194	315,878
Class C	509,935	9,167,914	450,135	6,836,291
Class Y	20,698,967	451,641,641	11,231,155	201,965,012

Issued as reinvestment of dividends:
Class A	6,434,228	131,579,960	10,027,140	155,922,027
Class B	151,244	2,664,919	284,420	3,888,017
Class C	834,568	14,304,491	1,340,015	17,875,804
Class Y	4,362,624	91,309,714	5,742,916	90,967,796

Automatic conversion of Class B shares to Class A shares:
Class A	174,791	3,716,065	338,255	5,805,598
Class B	(201,487)	(3,716,065)	(378,133)	(5,805,598)

Reacquired:
Class A	(20,544,220)	(436,995,362)	(22,156,478)	(384,613,702)
Class B	(234,326)	(4,331,653)	(314,321)	(4,896,927)
Class C	(1,371,731)	(24,744,223)	(2,008,422)	(30,335,426)
Class Y	(12,437,048)	(271,943,656)	(11,323,825)	(200,973,251)
Net increase in share activity	17,817,153	$376,595,989	8,980,775	$133,634,182

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 32% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco Small Cap Value Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income		Distributions from net realized gains	Total distributions		Net asset value, end of period(b)	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/14	$18.53	$(0.06)		$6.11	$6.05	$—		$(1.83)	$(1.83)		$22.75	33.78	%(d)	$1,909,149	1.11	%(e)	1.11	%(e)	(0.29	)%(e)	33%
Year ended 04/30/13	17.80	(0.02	)(f)	3.17	3.15	—		(2.42)	(2.42)		18.53	20.27	(d)	1,454,001	1.12		1.15		(0.13	)(f)	35
Year ended 04/30/12	19.71	(0.04)		(0.75)	(0.79)	—		(1.12)	(1.12)		17.80	(3.18	)(d)	1,326,668	1.03		1.17		(0.24)		50
One month ended 04/30/11	19.17	(0.01)		0.55	0.54	—		—	—		19.71	2.82	(d)	1,067,286	1.33	(g)	1.36	(g)	(0.84	)(g)	5
Year ended 03/31/11	16.06	(0.03)		3.75	3.72	—		(0.61)	(0.61)		19.17	23.46	(d)	1,045,598	1.19		1.18		(0.19)		67
Year ended 03/31/10	9.56	(0.05)		6.55	6.50	(0.00	)(h)	—	(0.00	)(h)	16.06	68.04	(i)	675,936	1.25		1.25		(0.38)		28
Class B
Year ended 04/30/14	16.25	(0.19)		5.31	5.12	—		(1.83)	(1.83)		19.54	32.75	(d)	29,312	1.86	(e)	1.86	(e)	(1.04	)(e)	33
Year ended 04/30/13	16.01	(0.13	)(f)	2.79	2.66	—		(2.42)	(2.42)		16.25	19.44	(d)	28,408	1.81		1.90		(0.82	)(f)	35
Year ended 04/30/12	17.91	(0.08)		(0.70)	(0.78)	—		(1.12)	(1.12)		16.01	(3.45	)(d)	34,194	1.33		1.81		(0.54)		50
One month ended 04/30/11	17.42	(0.01)		0.50	0.49	—		—	—		17.91	2.81	(d)(j)	40,226	1.33	(g)(j)	1.36	(g)(j)	(0.84	)(g)(j)	5
Year ended 03/31/11	14.69	(0.09)		3.43	3.34	—		(0.61)	(0.61)		17.42	23.07	(d)(j)	40,485	1.57	(j)	1.56	(j)	(0.57	)(j)	67
Year ended 03/31/10	8.77	(0.09)		6.01	5.92	—		—	—		14.69	67.50	(k)(l)	49,140	1.62	(l)	1.62	(l)	(0.78	)(l)	28
Class C
Year ended 04/30/14	15.86	(0.19)		5.18	4.99	—		(1.83)	(1.83)		19.02	32.75	(d)	165,438	1.86	(e)	1.86	(e)	(1.04	)(e)	33
Year ended 04/30/13	15.69	(0.13	)(f)	2.72	2.59	—		(2.42)	(2.42)		15.86	19.39	(d)	138,382	1.87		1.90		(0.88	)(f)	35
Year ended 04/30/12	17.65	(0.15)		(0.69)	(0.84)	—		(1.12)	(1.12)		15.69	(3.85	)(d)	140,342	1.76		1.90		(0.97)		50
One month ended 04/30/11	17.17	(0.02)		0.50	0.48	—		—	—		17.65	2.80	(d)	148,624	2.08	(g)	2.11	(g)	(1.59	)(g)	5
Year ended 03/31/11	14.55	(0.14)		3.37	3.23	—		(0.61)	(0.61)		17.17	22.52	(d)	146,633	1.94		1.93		(0.94)		67
Year ended 03/31/10	8.72	(0.14)		5.97	5.83	—		—	—		14.55	66.86	(m)	109,871	2.00		2.00		(1.14)		28
Class Y(n)
Year ended 04/30/14	18.90	(0.01)		6.25	6.24	—		(1.83)	(1.83)		23.31	34.13	(d)	1,385,718	0.86	(e)	0.86	(e)	(0.04	)(e)	33
Year ended 04/30/13	18.07	0.02	(f)	3.23	3.25	—		(2.42)	(2.42)		18.90	20.54	(d)	885,327	0.87		0.90		0.12	(f)	35
Year ended 04/30/12	19.94	0.00		(0.75)	(0.75)	—		(1.12)	(1.12)		18.07	(2.93	)(d)	744,163	0.78		0.92		0.01		50
One month ended 04/30/11	19.38	(0.01)		0.57	0.56	—		—	—		19.94	2.89	(d)	192,429	1.08	(g)	1.11	(g)	(0.59	)(g)	5
Year ended 03/31/11	16.19	0.01		3.79	3.80	—		(0.61)	(0.61)		19.38	23.77	(d)	178,627	0.94		0.93		0.06		67
Year ended 03/31/10	9.63	(0.02)		6.61	6.59	(0.03)		—	(0.03)		16.19	68.43	(o)	128,802	1.00		1.00		(0.13)		28

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share, for fiscal years prior to April 30, 2013.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending April 30, 2012, the portfolio turnover calculation excludes the value of securities purchased of $983,090,206 and sold of $586,342,254 in the effort to realign the Fund’s portfolio holdings after the reorganization of the Target Funds into the Fund.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,704,161, $30,048, $156,128 and $1,157,150 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividends are $(0.06) and (0.35)%, $(0.17) and (1.04)%, $(0.17) and (1.10)% and $(0.02) and (0.10)% for Class A, Class B, Class C and Class Y shares, respectively.
(g)	Annualized.
(h)	Amount is less than $0.01 per share.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25% and 0.63% for the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011, respectively.
(k)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(m)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(n)	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.
(o)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

20                         Invesco Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Small Cap Value Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the one month period ended April 30, 2011 and the year ended March 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the year ended March 31, 2010 were audited by another independent registered public accounting firm whose report dated May 18, 2010 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

June 25, 2014

Houston, Texas

21                         Invesco Small Cap Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2013 through April 30, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/14)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,132.90	$5.87	$1,019.29	$5.56	1.11%
B	1,000.00	1,128.20	9.81	1,015.57	9.30	1.86
C	1,000.00	1,128.90	9.82	1,015.57	9.30	1.86
Y	1,000.00	1,134.30	4.55	1,020.53	4.31	0.86

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2013 through April 30, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

22                         Invesco Small Cap Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$255,510,129
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco Small Cap Value Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			126	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			126	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	139	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco Small Cap Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	126	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	139	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2003	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	126	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.	126	Chairman, Board of Governors, Western Golf Association, Chairman, Evans Scholars Foundation and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International). Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			126	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			126	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	126	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	126	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	126	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	139	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Small Cap Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	126	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Small Cap Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Small Cap Value Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	VK-SCV-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2014

Invesco Technology Fund
Nasdaq:
A: ITYAX ■ B: ITYBX ■ C: ITHCX ■ Y: ITYYX ■ Investor: FTCHX ■ R5: FTPIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, major US and global equity market indexes hit multiyear or all-time highs.[1] This was the result of generally improving economic conditions, relatively healthy corporate profits and a return of individual investors to stocks - due in part to monetary policies that kept interest rates and yields on many fixed income securities low. Despite some volatility in the summer of 2013, overseas equity market indexes in developed and emerging nations generally rose during the reporting period – although developed markets generally outpaced emerging markets. In January 2014, amid widespread signs of an improving economy, the US Federal Reserve began a long-anticipated reduction in its bond-buying program, reducing uncertainty for fixed income investors even as volatility returned to the stock market in the first few months of the year.

Extended periods of strong market performance can lull some investors into a false sense of security – just as extended periods of volatility or market weakness can discourage some investors from undertaking disciplined, long-term investment plans. That’s why Invesco believes it can often be helpful to work with a skilled and trusted financial adviser; he or she can emphasize the importance of adhering to an investment plan designed to achieve long-term goals like a first home, a college education for a child or a comfortable retirement. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1 Source: Reuters

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Technology Fund

Bruce Crockett

Dear Fellow Shareholders:

Members of the Invesco Funds Board work continually to oversee how the Invesco Funds are performing in light of ever-changing and often unpredictable economic and market conditions. One of the ways we do this is by verifying that the teams that manage funds understand the risks associated with the investments they make in the funds they manage.

In light of market conditions over the last few years, the financial news media of late have given increased attention to “alternative investment strategies.” Despite this increased attention, many investors don’t know very much about these types of investment strategies.

Let me put alternative investment strategies and the new focus on them in some perspective. First, these types of investment strategies have been used predominately by institutional investors and investment professionals for decades to increase diversification – in an effort to dampen portfolio volatility (risk) with the goal of increasing returns. The focal point of the increased news coverage is that these types of strategies are now being made more widely available to individual investors.

Alternative investment strategies generally seek to provide measured exposure to various asset classes whose performance, historically, has not been highly correlated with one another. These strategies may help mitigate the impact to a portfolio from severe or prolonged market downturns while potentially providing reasonable returns over time. After a careful and thorough examination of the potential risks and potential benefits of alternative investment strategies, the Invesco Funds Board has approved the launch of several new alternative funds for the Invesco product lineup, to be managed by teams we determined have the depth and experience to pursue the funds’ investment objectives.

While no single investment product can provide complete downside protection in falling markets and full upside participation in rising markets, your Board believes alternative funds can be a prudent tool to work in concert with more traditional mutual funds and other investments to build well diversified portfolios. Your financial adviser can determine whether or not such investments are appropriate for your individual needs, goals and risk tolerance. Also, he or she can explain the risks associated with alternative investment strategies. This type of professional guidance is why Invesco believes it’s so important that individual investors work with trusted, experienced financial advisers.

Whether you’re invested in equity, fixed income, cash management or alternative investment funds, be assured that the Invesco Funds Board will continue working on your behalf and on behalf of all our fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Asset allocation/diversification does not guarantee a profit or eliminate the risk of loss.

Alternative products typically hold more non-traditional investments and employ more complex trading strategies, including hedging and leveraging through derivatives, short selling and opportunistic strategies that change with market conditions. Investors considering alternatives should be aware of their unique characteristics and additional risks from the strategies they use. Like all investments, performance will fluctuate. You can lose money.

3                         Invesco Technology Fund

Management’s Discussion of Fund Performance

Performance summary

The US equity market enjoyed strong returns for the fiscal year ended April 30, 2014, as a result of slow, but steady, improvements in the economy. The information technology (IT) sector was one of the strongest performing sectors of the market for the fiscal year. While Invesco Technology Fund produced strong returns, it underperformed its style-specific benchmark, the Bank of America Merrill Lynch 100 Technology Index (price only), primarily as a result of security selection and underweight exposure to semiconductors and security selection in software.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Cumulative total returns, 4/30/13 to 4/30/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	20.15%
Class B Shares	19.25
Class C Shares	19.24
Class Y Shares	20.44
Investor Class Shares	20.23
Class R5 Shares	20.83
S&P 500 Index‚ (Broad Market Index)	20.44
Bank of America Merrill Lynch 100 Technology Index (price only)■ (Style-Specific Index)	24.20
Lipper Science & Technology Funds Index■ (Peer Group Index)	26.75

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

Please note that the Fund had a portfolio management change during the fiscal year. Erik Voss was named lead portfolio manager and Janet Luby was named portfolio manager effective February 28, 2014. Our investment process is described below.

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers engaged in technology-related industries. Issuers in technology-related industries include, but are not limited to, those involved in the design, manufacture, distribution, licensing or provision of various applied technologies, hardware, software, semiconductors, telecommunications equipment and telecommunications/ media distribution services, medical technology and biotechnology, as well as service-related companies in the IT sector.

We use a bottom-up stock selection process in an effort to grow capital and a disciplined portfolio construction process designed to help manage risk.

To narrow the investment universe, we use a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. We then closely examine company fundamentals, including detailed modeling of all of a company’s financial statements and discussions with company management teams, suppliers, distributors, competitors and customers. We apply a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle, and other factors that best reflect the company’s value. Potential holdings include companies with strong or improving fundamentals, attractive valuation relative to their growth prospects and earnings expectations that appear fair to conservative.

    We may reduce or eliminate a holding when:

■	A stock’s price reaches its valuation target.
■	A company’s fundamentals change or deteriorate.
■	Catalysts for growth are no longer present or reflected in the security’s price.
■	We identify a more attractive investment opportunity.

Market conditions and your Fund

The US equity market, as measured by the S&P 500 Index, rose to all-time highs during the fiscal year ended April 30, 2014.1 Corporate earnings were resilient in the face of modest economic growth, driven by strong profitability across many sectors, and fundamentals for corporations and consumers remained relatively stable following significant recovery in prior years.

    However, the fiscal year began with capital markets in the US declining. In May and June 2013, equity and fixed income markets fell following then-US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time was approaching to reduce, or “taper,” the size of its bond buying economic stimulus program. This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in midsummer and generally rose, with some brief interruptions, through the end of 2013. The Fed’s announcement in December that tapering of its bond purchases would begin in early 2014 had little effect on equities as the announcement was widely anticipated. After strong performance in the second half of 2013, the US equity market turned volatile in the first four months of 2014 as investors worried that stocks may have risen too far, too fast in 2013. Adding to investor uncertainty was political upheaval in Ukraine and signs of economic sluggishness in the US and China.

    Nine of the 10 economic sectors in the S&P 500 Index posted strong gains during

Portfolio Composition
By sector
Information Technology	74.7%
Health Care	12.6
Consumer Discretionary	7.4
Telecommunication Services	3.0
Money Market Funds
Plus Other Assets Less Liabilities	2.3

Top 10 Equity Holdings*

1. Apple Inc.	6.2%
2. Facebook Inc.-Class A	5.1
3. MasterCard, Inc.-Class A	4.1
4. Salesforce.com, Inc.	3.7
5. QUALCOMM, Inc.	3.6
6. Google Inc.-Class A	3.5
7. Google Inc.-Class C	3.5
8. Sprint Corp.	3.0
9. NXP Semiconductors N.V.	3.0
10. DISH Network Corp.-Class A	2.9

Total Net Assets	$701.0 million

Total Number of Holdings*	56

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Technology Fund

the fiscal year, with telecommunication services being the only sector to produce a negative return. The industrials, health care, IT, materials and energy sectors led the market, while the utilities, consumer staples, consumer discretionary and financials sectors were market laggards.

    On an absolute basis, the Fund experienced the greatest benefit from holdings in the Internet software and services, semiconductors, and communications equipment industries. Holdings in biotechnology and media detracted from the Fund’s absolute performance for the fiscal year.

    Relative to the Fund’s style-specific index, our underperformance was primarily attributable to security selection and underweight exposure to the semiconductors industry and security selection in the software industry. Underweight exposure to electronic equipment also detracted from relative performance. A minor allocation to cash, which averaged approximately 3% over the fiscal year, also hurt performance, given the strong returns in the equity market. Security selection in the Internet software and services industry and the technology hardware, storage and peripherals industry contributed to relative performance. Additionally, holdings in the Internet and catalog retail industry, an industry the style-specific index lacks, benefited the Fund’s performance relative to its style-specific index.

    The top individual contributors to the Fund’s absolute performance for the fiscal year were Google and Facebook. During the reporting period, Google’s stock rose due to strength in the company’s core search business as well as operating margin expansion. Shares of Facebook jumped in July 2013, following the release of the company’s second quarter 2013 results, which showed revenues and profits re-accelerated as the company moved advertising into the news feed section of its application. Also, Facebook was added as a constituent of the S&P 500 Index during the reporting period.

    Individual detractors from Fund performance included Intermolecular and BlueStream Ventures, holdings that we sold before the close of the reporting period. Intermolecular is engaged in research and development for the semiconductors and clean-energy industries. Shares of Intermolecular declined throughout the fiscal year as the company issued revenue guidance below what analysts were expecting.

    BlueStream Ventures is a private equity venture capital partnership focused on technology companies. It was a legacy holding that the Fund had held for some time. Private equity issues generally lack liquidity; because they are not publicly traded, they are less frequently valued. This can be beneficial to relative performance when equity markets decline, but can be detrimental to relative performance when equity markets rally, as they did for the reporting period.

    Portfolio changes toward the end of the fiscal year were primarily the result of the portfolio manager change, as well as a desire to reduce the number of holdings in the Fund and expand the breadth of investments somewhat.

    Previously, the Fund held 65 to 70 individual stocks. However, we intend to reduce that number eventually to approximately 40 to 50 as opportunities arise. Additionally, we expanded the internal limits on the universe of potential Fund holdings slightly to include health care technology, telecommunications and consumer technology, giving the Fund the opportunity to participate in a wider range of long-term secular themes that are shaping technology today and that will shape technology in the future. Our recently added health care technology investments provide some exposure to the increased pace of innovation in health care technology, which has largely been driven by technology advancements following the successful mapping of the human genome and life sciences/analytical tools innovation which allows for faster and more targeted approaches to drug discovery and development.

    While the previous management team had a free cash flow valuation bias, we are taking a more holistic approach by using a variety of techniques to value stocks two to three years out. We believe this will allow us to select market leaders that are best able to capitalize on the secular themes we have identified.

    We attempt to harness multi-year secular trends, which we believe may benefit long-term investors regardless of near-term economic strength. At the close of the reporting period, we anticipated modest but resilient US growth, a more advanced recovery and competitive advantages for industrial development when compared to the rest of the world.

    Even with the market’s significant rise during the reporting period, at the close of the fiscal year, valuations appeared to be in line with previous market recovery cycles, and we believed investors were finally developing confidence in longer- term growth opportunities. Though we were optimistic that economic growth and investment in growth prospects appeared solid, we prudently balanced the strategy between dynamic growth opportunities and exposure to more durable and defensive growth opportunities.

    At the close of the reporting period, we remained optimistic about IT spending, 40% of which is reliant on the US.2 We believed that business confidence was poised to improve with expanding hiring and increased investment. Companies with strong balance sheets are investing in new disruptive technologies such as cloud, mobile, security and new data architectures, which we believed were likely to continue to drive spending. At the same time, many categories have reached maturity and are in low-growth or declining revenue-harvest mode. Substitution, cord cutting and tech deflation represent risks to many of these companies. We’re focused on identifying what we believe are category leaders and companies poised to take market share.

    As always, we thank you for your continued investment in Invesco Technology Fund.

1	Source: Reuters
2	Source: International Strategy & Investment

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Voss Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Technology Fund.
He joined Invesco in 2010. Mr. Voss earned a BS in mathematics and an MS in finance from the University of Wisconsin.

Janet Luby Chartered Financial Analyst, portfolio manager, is manager of Invesco Technology Fund. She joined

Invesco in 2011. Ms. Luby earned a BBA in finance from Texas A&M University. She is also a Certified Public Accountant.

5                         Invesco Technology Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/04

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

a cross section of large, actively traded technology stocks and American Depositary Receipts.

■	The Lipper Science & Technology Funds Index is an unmanaged index considered representative of science and technology funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated,

index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Technology Fund

Average Annual Total Returns
As of 4/30/14, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	2.38%
10 Years	5.74
5 Years	15.26
1 Year	13.54

Class B Shares
Inception (3/28/02)	2.34%
10 Years	5.72
5 Years	15.51
1 Year	14.25

Class C Shares
Inception (2/14/00)	-5.99%
10 Years	5.57
5 Years	15.72
1 Year	18.24

Class Y Shares
10 Years	6.48%
5 Years	16.85
1 Year	20.44

Investor Class Shares
Inception (1/19/84)	9.72%
10 Years	6.37
5 Years	16.63
1 Year	20.23

Class R5 Shares
Inception (12/21/98)	2.86%
10 Years	7.10
5 Years	17.36
1 Year	20.83

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date

Average Annual Total Returns
As of 3/31/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	2.69%
10 Years	5.41
5 Years	18.68
1 Year	13.43

Class B Shares
Inception (3/28/02)	2.65%
10 Years	5.39
5 Years	18.97
1 Year	14.16

Class C Shares
Inception (2/14/00)	-5.79%
10 Years	5.24
5 Years	19.15
1 Year	18.14

Class Y Shares
10 Years	6.15%
5 Years	20.32
1 Year	20.33

Investor Class Shares
Inception (1/19/84)	9.88%
10 Years	6.04
5 Years	20.11
1 Year	20.17

Class R5 Shares
Inception (12/21/98)	3.10%
10 Years	6.76
5 Years	20.84
1 Year	20.74

of this report for Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares was 1.52%, 2.27%, 2.27%, 1.27%, 1.48% and 0.89%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

7                         Invesco Technology Fund

Invesco Technology Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of April 30, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Mid-capitalization risk. Stocks of mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.
■	Technology sector risk. The Fund concentrates its investments in securities of issuers engaged primarily in technology-related industries. Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

About indexes used in this report

■	The S&P 500 Index is an unmanaged index considered representative of the US stock market.
■	The Bank of America Merrill Lynch 100 Technology Index (price only) is an unmanaged, price-only, equal-dollar-weighted index of 100 stocks designed to measure the performance of continued on page 6

8 Invesco Technology Fund

Schedule of Investments(a)

April 30, 2014

	Shares	Value
Common Stocks & Other Equity Interests–97.75%
Application Software–9.37%
Aspen Technology, Inc.(b)	239,418	$10,292,580
Monitise PLC (United Kingdom)	11,213,923	12,706,459
Salesforce.com, Inc.(b)	495,239	25,579,094
Splunk, Inc.(b)	87,378	4,768,218
SS&C Technologies Holdings, Inc.(b)	316,854	12,331,958
		65,678,309

Biotechnology–7.12%
Alkermes PLC(b)	195,984	9,066,220
Amgen Inc.	59,583	6,658,400
Biogen Idec Inc.(b)	29,509	8,472,624
Celgene Corp.(b)	47,379	6,965,187
Gilead Sciences, Inc.(b)	238,678	18,733,836
		49,896,267

Cable & Satellite–2.87%
DISH Network Corp.–Class A(b)	354,398	20,151,070

Communications Equipment–11.09%
ARRIS Group Inc.(b)	599,166	15,632,241
Aruba Networks, Inc.(b)	402,957	7,966,460
Ciena Corp.(b)(c)	186,440	3,685,919
F5 Networks, Inc.(b)	140,563	14,783,011
JDS Uniphase Corp.(b)	384,956	4,877,392
Palo Alto Networks, Inc.(b)	90,619	5,761,556
QUALCOMM, Inc.	318,312	25,054,337
		77,760,916

Data Processing & Outsourced Services–9.22%
Alliance Data Systems Corp.(b)	82,911	20,056,171
MasterCard, Inc.–Class A	387,390	28,492,534
Visa Inc.–Class A	79,229	16,052,588
		64,601,293

Electronic Manufacturing Services–1.37%
Sanmina Corp.(b)	474,271	9,603,988

Health Care Technology–2.05%
IMS Health Holdings, Inc.(b)	605,847	14,382,808

Internet Retail–4.52%
Amazon.com, Inc.(b)	36,562	11,119,601
Priceline Group Inc. (The)(b)	14,886	17,234,266
TripAdvisor Inc.(b)	41,531	3,353,213
		31,707,080

Internet Software & Services–14.61%
eBay Inc.(b)	81,595	4,229,069
Facebook Inc.–Class A(b)	595,524	35,600,425
Google Inc.–Class A(b)	46,143	24,680,968

	Shares	Value
Internet Software & Services–(continued)
Google Inc.–Class C(b)	46,143	$24,301,672
Web.com Group Inc.(b)	206,773	6,349,999
Yelp Inc.(b)	123,897	7,225,673
		102,387,806

IT Consulting & Other Services–1.69%
Cognizant Technology Solutions Corp.–Class A(b)	248,075	11,884,033

Life Sciences Tools & Services–1.09%
Thermo Fisher Scientific, Inc.	66,995	7,637,430

Pharmaceuticals–2.34%
Actavis PLC(b)	45,514	9,299,875
Bristol-Myers Squibb Co.	141,463	7,085,882
		16,385,757

Semiconductor Equipment–2.13%
Applied Materials, Inc.	516,631	9,846,987
Teradyne, Inc.(c)	287,521	5,080,496
		14,927,483

Semiconductors–13.39%
Altera Corp.	288,499	9,381,988
ARM Holdings PLC–ADR (United Kingdom)	82,122	3,738,193
Avago Technologies Ltd. (Singapore)	250,898	15,932,023
Lattice Semiconductor Corp.(b)	749,800	6,313,316
Microsemi Corp.(b)	403,174	9,482,653
NXP Semiconductors N.V. (Netherlands)(b)	354,582	21,140,179
ON Semiconductor Corp.(b)	718,405	6,760,191
Skyworks Solutions, Inc.	208,660	8,565,493
Synaptics Inc.(b)(c)	81,509	5,065,784
Texas Instruments Inc.	164,398	7,471,889
		93,851,709

Systems Software–3.34%
Red Hat, Inc.(b)	69,880	3,399,662
ServiceNow, Inc.(b)	122,238	6,077,673
VMware, Inc.–Class A(b)(c)	150,656	13,937,187
		23,414,522

Technology Hardware, Storage & Peripherals–8.53%
Apple Inc.	73,138	43,158,002
Cray, Inc.(b)	193,643	5,559,491
Hewlett-Packard Co.	227,102	7,507,992
Stratasys Ltd.(b)(c)	36,907	3,575,181
		59,800,666

Wireless Telecommunication Services–3.02%
Sprint Corp.(b)	2,490,090	21,165,765
Total Common Stocks & Other Equity Interests (Cost $477,993,789)		685,236,902

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Technology Fund

	Shares	Value
Money Market Funds–2.62%
Liquid Assets Portfolio–Institutional Class(d)	9,182,786	$9,182,786
Premier Portfolio–Institutional Class(d)	9,182,785	9,182,785
Total Money Market Funds (Cost $18,365,571)		18,365,571
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.37% (Cost $496,359,360)		703,602,473

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.86%
Liquid Assets Portfolio–Institutional Class (Cost $13,070,310)(d)(e)	13,070,310	13,070,310
TOTAL INVESTMENTS–102.23% (Cost $509,429,670)		716,672,783
OTHER ASSETS LESS LIABILITIES–(2.23)%		(15,662,221)
NET ASSETS–100.00%		$701,010,562

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2014.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman	$13,001,557	$(13,001,557)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Technology Fund

Statement of Assets and Liabilities

April 30, 2014

Assets:
Investments, at value (Cost $477,993,789)*	$685,236,902
Investments in affiliated money market funds, at value and cost	31,435,881
Total investments, at value (Cost $509,429,670)	716,672,783
Foreign currencies, at value (Cost $18,585)	20,335
Receivable for:
Investments sold	4,562,432
Fund shares sold	196,262
Dividends	250,251
Investment for trustee deferred compensation and retirement plans	210,311
Other assets	33,595
Total assets	721,945,969

Liabilities:
Payable for:
Investments purchased	6,386,083
Fund shares reacquired	417,015
Collateral upon return of securities loaned	13,070,310
Accrued fees to affiliates	699,689
Accrued trustees’ and officers’ fees and benefits	2,449
Accrued other operating expenses	115,528
Trustee deferred compensation and retirement plans	244,333
Total liabilities	20,935,407
Net assets applicable to shares outstanding	$701,010,562

Net assets consist of:
Shares of beneficial interest	$441,831,290
Undistributed net investment income (loss)	(222,874)
Undistributed net realized gain	52,159,151
Net unrealized appreciation	207,242,995
$701,010,562

Net Assets:
Class A	$287,236,211
Class B	$12,567,144
Class C	$27,846,088
Class Y	$5,850,201
Investor Class	$366,054,018
Class R5	$1,456,900

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	7,637,385
Class B	366,752
Class C	838,321
Class Y	155,290
Investor Class	9,802,358
Class R5	34,995
Class A:
Net asset value per share	$37.61
Maximum offering price per share
(Net asset value of $37.61 ÷ 94.50%)	$39.80
Class B:
Net asset value and offering price per share	$34.27
Class C:
Net asset value and offering price per share	$33.22
Class Y:
Net asset value and offering price per share	$37.67
Investor Class:
Net asset value and offering price per share	$37.34
Class R5:
Net asset value and offering price per share	$41.63

*	At April 30, 2014, securities with an aggregate value of $13,001,557 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Technology Fund

Statement of Operations

For the year ended April 30, 2014

Investment income:
Dividends	$4,494,359
Dividends from affiliated money market funds (includes securities lending income of $37,236)	47,586
Total investment income	4,541,945

Expenses:
Advisory fees	4,881,871
Administrative services fees	185,359
Custodian fees	22,060
Distribution fees:
Class A	697,175
Class B	145,961
Class C	273,661
Investor Class	597,654
Transfer agent fees — A, B, C, Y and Investor	2,875,289
Transfer agent fees — R5	1,285
Trustees’ and officers’ fees and benefits	56,814
Other	362,442
Total expenses	10,099,571
Less: Fees waived and expense offset arrangement(s)	(35,706)
Net expenses	10,063,865
Net investment income (loss)	(5,521,920)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(267,563))	62,137,321
Foreign currencies	(23,495)
62,113,826
Change in net unrealized appreciation (depreciation) of:
Investment securities	68,161,578
Foreign currencies	(1,253)
68,160,325
Net realized and unrealized gain	130,274,151
Net increase in net assets resulting from operations	$124,752,231

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Technology Fund

Statement of Changes in Net Assets

For the years ended April 30, 2014 and 2013

	2014	2013
Operations:
Net investment income (loss)	$(5,521,920)	$(4,952,189)
Net realized gain	62,113,826	40,612,537
Change in net unrealized appreciation (depreciation)	68,160,325	(75,013,687)
Net increase (decrease) in net assets resulting from operations	124,752,231	(39,353,339)

Distributions to shareholders from net investment income:
Class A	—	(2,067,821)
Class Y	—	(42,036)
Investor Class	—	(2,898,473)
Class R5	—	(13,124)
Total distributions from net investment income	—	(5,021,454)

Distributions to shareholders from net realized gains:
Class A	(23,347,730)	(8,145,590)
Class B	(1,301,043)	(584,187)
Class C	(2,586,213)	(859,569)
Class Y	(440,101)	(122,937)
Investor Class	(31,387,699)	(10,962,625)
Class R5	(106,252)	(26,741)
Total distributions from net realized gains	(59,169,038)	(20,701,649)

Share transactions–net:
Class A	8,440,219	(33,413,046)
Class B	(3,781,710)	(6,807,369)
Class C	1,055,368	(4,406,481)
Class Y	1,807,862	(823,612)
Investor Class	(12,128,025)	(37,814,964)
Class R5	129,505	239,100
Net increase (decrease) in net assets resulting from share transactions	(4,476,781)	(83,026,372)
Net increase (decrease) in net assets	61,106,412	(148,102,814)

Net assets:
Beginning of year	639,904,150	788,006,964
End of year (includes undistributed net investment income (loss) of $(222,874) and $14,750,279, respectively)	$701,010,562	$639,904,150

Notes to Financial Statements

April 30, 2014

NOTE 1—Significant Accounting Policies

Invesco Technology Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Investor Class and Class R5. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

13                         Invesco Technology Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

14                         Invesco Technology Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.

Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell

15                         Invesco Technology Fund

a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed above) of Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares to 2.00%, 2.75%, 2.75%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2014, the Adviser waived advisory fees of $29,020.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

16                         Invesco Technology Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2014, IDI advised the Fund that IDI retained $39,596 in front-end sales commissions from the sale of Class A shares and $125, $7,457 and $2,010 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2014, the Fund incurred $3,724 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$703,966,323	$12,706,460	$—	$716,672,783

NOTE 4—Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended April 30, 2014.

	Value 04/30/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 04/30/14	Interest/ Dividend Income
BlueStream Ventures L.P.	$2,283,037	$—	$1	$19,628,799	$(21,911,837)	$—	$—

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2014, the Fund engaged in securities sales of $6,761,361, which resulted in net realized gains (losses) of $(267,563).

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $6,686.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

17                         Invesco Technology Fund

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended April 30, 2014 and 2013:

	2014	2013
Ordinary income	$2,951,818	$5,021,454
Long-term capital gain	56,217,220	20,701,649
Total distributions	$59,169,038	$25,723,103

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$1,696,107
Undistributed long-term gain	50,749,451
Net unrealized appreciation — investments	206,956,706
Net unrealized appreciation (depreciation) — other investments	(118)
Temporary book/tax differences	(222,874)
Shares of beneficial interest	441,831,290
Total net assets	$701,010,562

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of April 30, 2014.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2014 was $467,513,800 and $522,136,895, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$220,441,187
Aggregate unrealized (depreciation) of investment securities	(13,484,481)
Net unrealized appreciation of investment securities	$206,956,706

Cost of investments for tax purposes is $509,716,077.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and partnership investment sold, on April 30, 2014, undistributed net investment income (loss) was decreased by $9,451,233, undistributed net realized gain was increased by $9,495,627 and shares of beneficial interest was decreased by $44,394. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Technology Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended April 30,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	846,846	$32,742,795	535,960	$18,362,198
Class B	19,470	676,920	13,200	423,511
Class C	109,629	3,727,275	107,731	3,345,300
Class Y	78,609	3,034,632	30,394	1,043,683
Investor Class	390,961	14,755,259	464,516	15,778,210
Class R5	6,834	295,047	9,456	355,326

Issued as reinvestment of dividends:
Class A	609,270	21,988,559	291,058	9,558,339
Class B	38,161	1,258,555	18,524	564,438
Class C	77,035	2,462,802	27,577	817,094
Class Y	11,153	402,840	4,128	135,265
Investor Class	841,397	30,147,238	407,803	13,290,299
Class R5	2,638	105,177	1,101	39,357

Automatic conversion of Class B shares to Class A shares:
Class A	93,019	3,515,773	126,496	4,332,002
Class B	(101,313)	(3,515,773)	(136,661)	(4,332,002)

Reacquired:
Class A	(1,311,290)	(49,806,908)	(1,922,529)	(65,665,585)
Class B	(62,993)	(2,201,412)	(109,439)	(3,463,316)
Class C	(151,821)	(5,134,709)	(277,034)	(8,568,875)
Class Y	(43,247)	(1,629,610)	(58,080)	(2,002,560)
Investor Class	(1,514,441)	(57,030,522)	(1,959,156)	(66,883,473)
Class R5	(6,452)	(270,719)	(4,134)	(155,583)
Net increase (decrease) in share activity	(66,535)	$(4,476,781)	(2,429,089)	$(83,026,372)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 8% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

19                         Invesco Technology Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/14	$34.19	$(0.30)		$7.07		$6.77	$—	$(3.35)	$(3.35)	$37.61	20.22%		$287,236	1.45	%(d)	1.45	%(d)	(0.80	)%(d)	69%
Year ended 04/30/13	37.33	(0.24	)(e)	(1.57	)(f)	(1.81)	(0.27)	(1.06)	(1.33)	34.19	(4.70	)(f)	253,013	1.52		1.52		(0.70	)(e)	41
Year ended 04/30/12	35.86	(0.36)		1.83		1.47	—	—	—	37.33	4.10		312,389	1.55		1.56		(1.06)		48
Year ended 04/30/11	28.53	(0.22)		7.55	(g)	7.33	—	—	—	35.86	25.69		229,174	1.55		1.55		(0.73)		42
One month ended 04/30/10	27.91	(0.04)		0.66		0.62	—	—	—	28.53	2.22		191,274	1.66	(h)	1.66	(h)	(1.56	)(h)	4
Year ended 03/31/10	17.77	(0.20)		10.34		10.14	—	—	—	27.91	57.06		187,989	1.66		1.75		(0.87)		35
Class B
Year ended 04/30/14	31.64	(0.54)		6.52		5.98	—	(3.35)	(3.35)	34.27	19.32		12,567	2.20	(d)	2.20	(d)	(1.55	)(d)	69
Year ended 04/30/13	34.61	(0.46	)(e)	(1.45	)(f)	(1.91)	—	(1.06)	(1.06)	31.64	(5.39	)(f)	14,979	2.27		2.27		(1.45	)(e)	41
Year ended 04/30/12	33.47	(0.57)		1.71		1.14	—	—	—	34.61	3.41		23,803	2.30		2.31		(1.81)		48
Year ended 04/30/11	26.83	(0.41)		7.05	(g)	6.64	—	—	—	33.47	24.75		16,253	2.30		2.30		(1.48)		42
One month ended 04/30/10	26.26	(0.05)		0.62		0.57	—	—	—	26.83	2.17		18,853	2.41	(h)	2.41	(h)	(2.31	)(h)	4
Year ended 03/31/10	16.84	(0.35)		9.77		9.42	—	—	—	26.26	55.94		19,173	2.41		2.50		(1.62)		35
Class C
Year ended 04/30/14	30.76	(0.53)		6.34		5.81	—	(3.35)	(3.35)	33.22	19.32		27,846	2.20	(d)	2.20	(d)	(1.55	)(d)	69
Year ended 04/30/13	33.68	(0.45	)(e)	(1.41	)(f)	(1.86)	—	(1.06)	(1.06)	30.76	(5.39	)(f)	24,716	2.27		2.27		(1.45	)(e)	41
Year ended 04/30/12	32.58	(0.55)		1.65		1.10	—	—	—	33.68	3.38		31,836	2.30		2.31		(1.81)		48
Year ended 04/30/11	26.12	(0.41)		6.87	(g)	6.46	—	—	—	32.58	24.73		21,875	2.30		2.30		(1.48)		42
One month ended 04/30/10	25.57	(0.05)		0.60		0.55	—	—	—	26.12	2.15		16,931	2.41	(h)	2.41	(h)	(2.31	)(h)	4
Year ended 03/31/10	16.40	(0.35)		9.52		9.17	—	—	—	25.57	55.92		16,689	2.41		2.50		(1.62)		35
Class Y
Year ended 04/30/14	34.16	(0.21)		7.07		6.86	—	(3.35)	(3.35)	37.67	20.51		5,850	1.20	(d)	1.20	(d)	(0.55	)(d)	69
Year ended 04/30/13	37.31	(0.16	)(e)	(1.57	)(f)	(1.73)	(0.36)	(1.06)	(1.42)	34.16	(4.46	)(f)	3,716	1.27		1.27		(0.45	)(e)	41
Year ended 04/30/12	35.74	(0.27)		1.84		1.57	—	—	—	37.31	4.39		4,937	1.30		1.31		(0.81)		48
Year ended 04/30/11	28.37	(0.14)		7.51	(g)	7.37	—	—	—	35.74	25.98		3,683	1.30		1.30		(0.48)		42
One month ended 04/30/10	27.74	(0.03)		0.66		0.63	—	—	—	28.37	2.27		2,931	1.41	(h)	1.41	(h)	(1.31	)(h)	4
Year ended 03/31/10	17.63	(0.14)		10.25		10.11	—	—	—	27.74	57.34		2,856	1.41		1.50		(0.62)		35
Investor Class
Year ended 04/30/14	33.94	(0.27)		7.02		6.75	—	(3.35)	(3.35)	37.34	20.31	(i)	366,054	1.36	(d)(i)	1.36	(d)(i)	(0.71	)(d)(i)	69
Year ended 04/30/13	37.06	(0.22	)(e)	(1.56	)(f)	(1.78)	(0.28)	(1.06)	(1.34)	33.94	(4.64	)(f)(i)	342,287	1.48	(i)	1.48	(i)	(0.66	)(e)(i)	41
Year ended 04/30/12	35.58	(0.35)		1.83		1.48	—	—	—	37.06	4.16		414,003	1.52		1.53		(1.03)		48
Year ended 04/30/11	28.29	(0.19)		7.48	(g)	7.29	—	—	—	35.58	25.77		434,078	1.46		1.46		(0.64)		42
One month ended 04/30/10	27.67	(0.04)		0.66		0.62	—	—	—	28.29	2.24		396,631	1.65	(h)	1.65	(h)	(1.55	)(h)	4
Year ended 03/31/10	17.61	(0.20)		10.26		10.06	—	—	—	27.67	57.13		391,424	1.66		1.75		(0.87)		35
Class R5
Year ended 04/30/14	37.33	(0.10)		7.75		7.65	—	(3.35)	(3.35)	41.63	20.89		1,457	0.89	(d)	0.89	(d)	(0.24	)(d)	69
Year ended 04/30/13	40.64	(0.03	)(e)	(1.70	)(f)	(1.73)	(0.52)	(1.06)	(1.58)	37.33	(4.08	)(f)	1,194	0.89		0.89		(0.07	)(e)	41
Year ended 04/30/12	38.77	(0.14)		2.01		1.87	—	—	—	40.64	4.82		1,038	0.88		0.89		(0.39)		48
Year ended 04/30/11	30.64	(0.02)		8.15	(g)	8.13	—	—	—	38.77	26.53		635	0.89		0.89		(0.07)		42
One month ended 04/30/10	29.95	(0.02)		0.71		0.69	—	—	—	30.64	2.30		516	0.90	(h)	0.90	(h)	(0.80	)(h)	4
Year ended 03/31/10	18.93	(0.03)		11.05		11.02	—	—	—	29.95	58.21		522	0.91		0.91		(0.12)		35

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended April 30, 2012, the portfolio turnover calculation excludes the value of securities purchased of $90,282,548 and sold of $44,478,217 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Technology Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $278,870, $14,596, $27,366, $4,991, $370,038 and $1,350 for Class A, Class B, Class C, Class Y, Investor Class, and Class R5 shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.34) and (1.00)%, $(0.56) and (1.75)%, $(0.54) and (1.75)%, $(0.26) and (0.75)%, $(0.33) and (0.96)% and $(0.14) and (0.37)% for Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares, respectively.
(f)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received net gains (losses) on securities (both realized and unrealized) per share for the year ended April 30, 2013 would have been $(1.74), $(1.62), $(1.58), $(1.74), $(1.73) and $(1.87) for Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares, respectively and total returns would have been lower.
(g)	Net gains (losses) on securities (both realized and unrealized) include capital gains realized on a distribution from BlueStream Ventures L.P. on October 17, 2010. Net gains (losses) on securities (both realized and unrealized), excluding the capital gains, are $7.29, $6.81, $6.63, $7.25, $7.22 and $7.87 for Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares, respectively.
(h)	Annualized.
(i)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.16% and 0.20% for the years ended April 30, 2014 and April 30, 2013, respectively.

20                         Invesco Technology Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Technology Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 25, 2014

Houston, Texas

21                         Invesco Technology Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2013 through April 30, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/14)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,054.40	$7.34	$1,107.65	$7.20	1.44%
B	1,000.00	1,050.70	11.14	1,013.93	10.94	2.19
C	1,000.00	1,050.40	11.13	1,013.93	10.94	2.19
Y	1,000.00	1,055.50	6.06	1,018.89	5.96	1.19
Investor	1,000.00	1,054.60	7.08	1,017.90	6.95	1.39
R5	1,000.00	1,057.20	4.49	1,020.43	4.41	0.88

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2013 through April 30, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

22                         Invesco Technology Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$56,217,220
Qualified Dividend Income*	79.82%
Corporate Dividends Received Deduction*	71.88%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Capital Gains	$2,951,818

23                         Invesco Technology Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			126	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			126	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	139	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	126	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	139	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2003	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	126	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.	126	Chairman, Board of Governors, Western Golf Association, Chairman, Evans Scholars Foundation and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International). Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			126	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			126	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	126	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	126	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	126	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	139	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	126	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Technology Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms
N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	I-TEC-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2014

Invesco Technology Sector Fund
Nasdaq:
A: IFOAX ■ B: IFOBX ■ C: IFOCX ■ Y: IFODX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, major US and global equity market indexes hit multiyear or all-time highs.[1] This was the result of generally improving economic conditions, relatively healthy corporate profits and a return of individual investors to stocks - due in part to monetary policies that kept interest rates and yields on many fixed income securities low. Despite some volatility in the summer of 2013, overseas equity market indexes in developed and emerging nations generally rose during the reporting period – although developed markets generally outpaced emerging markets. In January 2014, amid widespread signs of an improving economy, the US Federal Reserve began a long-anticipated reduction in its bond-buying program, reducing uncertainty for fixed income investors even as volatility returned to the stock market in the first few months of the year.

Extended periods of strong market performance can lull some investors into a false sense of security – just as extended periods of volatility or market weakness can discourage some investors from undertaking disciplined, long-term investment plans. That’s why Invesco believes it can often be helpful to work with a skilled and trusted financial adviser; he or she can emphasize the importance of adhering to an investment plan designed to achieve long-term goals like a first home, a college education for a child or a comfortable retirement. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1 Source: Reuters

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Technology Sector Fund

Bruce Crockett

Dear Fellow Shareholders:

Members of the Invesco Funds Board work continually to oversee how the Invesco Funds are performing in light of ever-changing and often unpredictable economic and market conditions. One of the ways we do this is by verifying that the teams that manage funds understand the risks associated with the investments they make in the funds they manage.

In light of market conditions over the last few years, the financial news media of late have given increased attention to “alternative investment strategies.” Despite this increased attention, many investors don’t know very much about these types of investment strategies.

Let me put alternative investment strategies and the new focus on them in some perspective. First, these types of investment strategies have been used predominately by institutional investors and investment professionals for decades to increase diversification – in an effort to dampen portfolio volatility (risk) with the goal of increasing returns. The focal point of the increased news coverage is that these types of strategies are now being made more widely available to individual investors.

Alternative investment strategies generally seek to provide measured exposure to various asset classes whose performance, historically, has not been highly correlated with one another. These strategies may help mitigate the impact to a portfolio from severe or prolonged market downturns while potentially providing reasonable returns over time. After a careful and thorough examination of the potential risks and potential benefits of alternative investment strategies, the Invesco Funds Board has approved the launch of several new alternative funds for the Invesco product lineup, to be managed by teams we determined have the depth and experience to pursue the funds’ investment objectives.

While no single investment product can provide complete downside protection in falling markets and full upside participation in rising markets, your Board believes alternative funds can be a prudent tool to work in concert with more traditional mutual funds and other investments to build well diversified portfolios. Your financial adviser can determine whether or not such investments are appropriate for your individual needs, goals and risk tolerance. Also, he or she can explain the risks associated with alternative investment strategies. This type of professional guidance is why Invesco believes it’s so important that individual investors work with trusted, experienced financial advisers.

Whether you’re invested in equity, fixed income, cash management or alternative investment funds, be assured that the Invesco Funds Board will continue working on your behalf and on behalf of all our fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Asset allocation/diversification does not guarantee a profit or eliminate the risk of loss.

Alternative products typically hold more non-traditional investments and employ more complex trading strategies, including hedging and leveraging through derivatives, short selling and opportunistic strategies that change with market conditions. Investors considering alternatives should be aware of their unique characteristics and additional risks from the strategies they use. Like all investments, performance will fluctuate. You can lose money.

3                         Invesco Technology Sector Fund

Management’s Discussion of Fund Performance

Performance summary

The US equity market enjoyed strong returns for the fiscal year ended April 30, 2014, as a result of slow, but steady, improvements in the economy. The information technology (IT) sector was one of the strongest performing sectors of the market for the fiscal year. While Invesco Technology Sector Fund produced strong returns, it underperformed its style-specific benchmark, the Bank of America Merrill Lynch 100 Technology Index (price only), primarily as a result of security selection and underweight exposure to semiconductors and security selection in software.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/13 to 4/30/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	20.65%
Class B Shares	19.77
Class C Shares	19.87
Class Y Shares	20.99
S&P 500 Index‚ (Broad Market Index)	20.44
Bank of America Merrill Lynch 100 Technology Index (price only)■
(Style-Specific Index)	24.20
Lipper Science & Technology Funds Index■ (Peer Group Index)	26.75

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

Please note that the Fund had a portfolio management change during the fiscal year. Erik Voss was named lead portfolio manager and Janet Luby was named portfolio manager effective February 28, 2014. Our investment process is described below.

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers engaged in technology-related industries. Issuers in technology-related industries include, but are not limited to, those involved in the design, manufacture, distribution, licensing or provision of various applied technologies, hardware, software, semiconductors, telecommunications equipment and telecommunications/media distribution services, medical technology and biotechnology, as well as service-related companies in the IT sector.

We use a bottom-up stock selection process in an effort to grow capital and a disciplined portfolio construction process designed to help manage risk.

To narrow the investment universe, we use a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. We then closely examine company fundamentals, including detailed modeling of all of a company’s financial statements and discussions with company management teams, suppliers, distributors, competitors and customers. We apply a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle, and other factors that best reflect the company’s value. Potential holdings include companies with strong or improving fundamentals, attractive valuation relative to their growth prospects and earnings expectations that appear fair to conservative.

    We may reduce or eliminate a holding when:

■	A stock’s price reaches its valuation target.
■	A company’s fundamentals change or deteriorate.
■	Catalysts for growth are no longer present or reflected in the security’s price.
■	We identify a more attractive investment opportunity.

Market conditions and your Fund

The US equity market, as measured by the S&P 500 Index, rose to all-time highs during the fiscal year ended April 30, 2014.1 Corporate earnings were resilient in the face of modest economic growth, driven by strong profitability across many sectors, and fundamentals for corporations and consumers remained relatively stable following significant recovery in prior years.

    However, the fiscal year began with capital markets in the US declining. In May and June 2013, equity and fixed income markets fell following then-US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time was approaching to reduce, or “taper,” the size of its bond buying economic stimulus program. This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer and generally rose, with some brief interruptions, through the end of 2013. The Fed’s announcement in December that tapering of its bond purchases would begin in early 2014 had little effect on equities as the announcement was widely anticipated. After strong performance in the second half of 2013, the US equity market turned volatile in the first four months of 2014 as investors worried that stocks may have risen too far, too fast in 2013. Adding to investor uncertainty was political upheaval in Ukraine and signs of economic sluggishness in the US and China.

Portfolio Composition
By sector
Information Technology	75.0%
Health Care	12.7
Consumer Discretionary	7.4
Telecommunication Services	3.0
Money Market Funds
Plus Other Assets Less Liabilities	1.9

Top 10 Equity Holdings*
1. Apple Inc.	6.1%
2. Facebook Inc.-Class A	5.1
3. MasterCard, Inc.-Class A	4.0
4. Salesforce.com, Inc.	3.6
5. QUALCOMM, Inc.	3.6
6. Google Inc.-Class A	3.5
7. Google Inc.-Class C	3.5
8. Sprint Corp.	3.0
9. NXP Semiconductors N.V.	3.0
10. DISH Network Corp.-Class A	2.9

Total Net Assets	$94.2 million

Total Number of Holdings*	56

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco Technology Sector Fund

    Nine of the 10 economic sectors in the S&P 500 Index posted strong gains during the fiscal year, with telecommunication services being the only sector to produce a negative return. The industrials, health care, IT, materials and energy sectors led the market, while the utilities, consumer staples, consumer discretionary and financials sectors were market laggards.

    On an absolute basis, the Fund experienced the greatest benefit from holdings in the Internet software and services, semiconductors, and communications equipment industries. Holdings in bio-technology and media detracted from the Fund’s absolute performance for the fiscal year.

    Relative to the Fund’s style-specific index, our underperformance was primarily attributable to security selection and underweight exposure to the semiconductors industry and security selection in the software industry. Underweight exposure in electronic equipment also detracted from relative performance. A minor allocation to cash, which averaged approximately 3% over the fiscal year, also hurt performance, given the strong returns in the equity market.

    Relative contributors included security selection in the Internet software and services industry and the technology hardware, storage and peripherals industry. Additionally, holdings in the Internet and catalog retail industry, an industry the style-specific index lacks, benefited the Fund’s performance relative to its style-specific index.

    The top individual contributors to the Fund’s absolute performance for the fiscal year were Google and Facebook. During the reporting period, Google’s stock rose due to strength in the company’s core search business as well as operating margin expansion. Shares of Facebook jumped in July 2013, following the release of the company’s second quarter 2013 results, which showed revenues and profits re-accelerated as the company moved advertising into the news feed section of its application. Facebook also attributed the results to increased mobile users and subsequently increased mobile advertising revenues. Shares continued to rise through the end of calendar year 2013, when the company was added as a constituent of the S&P 500 Index, and into the first months of 2014 as the company announced new acquisitions and strategic partnerships.

    Intermolecular, a holding that we sold before the close of the reporting period, was among the individual detractors from Fund performance. Intermolecular is engaged in research and development for the semiconductors and clean-energy industries. Shares of Intermolecular declined throughout the fiscal year as the company issued revenue guidance below what analysts were expecting.

    Portfolio changes toward the end of the fiscal year were primarily the result of the portfolio manager change, as well as a desire to reduce the number of holdings in the Fund and expand the breadth of investments somewhat.

    Previously, the Fund held 65 to 70 individual stocks. However, we intend to reduce that number eventually to approximately 40 to 50 as opportunities arise. Additionally, we expanded the internal limits on the universe of potential Fund holdings slightly to include health care technology, telecommunications and consumer technology, giving the Fund the opportunity to participate in a wider range of long-term secular themes that are shaping technology today and that will shape technology in the future. Our recently added health care technology investments provide some exposure to the increased pace of innovation in health care technology, which has largely been driven by technology advancements following the successful mapping of the human genome and life sciences/analytical tools innovation that allows for faster and more targeted approaches to drug discovery and development.

    While the previous management team had a free cash flow valuation bias, we are taking a more holistic approach by using a variety of techniques to value stocks two to three years out. We believe this will allow us to select market leaders that are best able to capitalize on the secular themes we have identified.

    We attempt to harness multi-year secular trends, which we believe may benefit long-term investors regardless of near-term economic strength. At the close of the reporting period, we anticipated modest but resilient US growth, a more advanced recovery and competitive advantages for industrial development when compared to the rest of the world.

    Even with the market’s significant rise during the reporting period, at the close of the fiscal year, valuations appeared to be in line with previous market recovery cycles, and we believed investors were finally developing confidence in longer-term growth opportunities. Though we were optimistic that economic growth and investment in growth prospects appeared solid, we prudently balanced the strategy between dynamic growth opportunities and exposure to more durable and defensive growth opportunities.

    At the close of the reporting period, we remained optimistic about IT spending, 40% of which is reliant on the US.2 We believed that business confidence was poised to improve with expanding hiring and increased investment. Companies with strong balance sheets are investing in new disruptive technologies such as cloud, mobile, security and new data architectures, which we believed were likely to continue to drive spending. At the same time, many categories have reached maturity and are in low-growth or declining revenue-harvest mode. Substitution, cord cutting and tech deflation represent risks to many of these companies. We’re focused on identifying what we believe are category leaders and companies poised to take market share.

    As always, we thank you for your continued investment in Invesco Technology Sector Fund.

1	Source: Reuters
2	Source: International Strategy & Investment

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Voss Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Technology Sector
Fund. He joined Invesco in 2010. Mr. Voss earned a BS in mathematics and an MS in finance from the University of Wisconsin.

Janet Luby Chartered Financial Analyst, portfolio manager, is manager of Invesco Technology Sector Fund. She joined Invesco in 2011. Ms. Luby earned a BBA in finance from Texas A&M University. She is also a Certified Public Accountant.

5                Invesco Technology Sector Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/04

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	The Lipper Science & Technology Funds Index is an unmanaged index considered representative of science and technology funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Technology Sector Fund

Average Annual Total Returns
As of 4/30/14, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	3.79%
10 Years	4.01
5 Years	11.52
1 Year	14.00

Class B Shares
Inception (11/28/95)	4.25%
10 Years	3.97
5 Years	11.66
1 Year	14.77

Class C Shares
Inception (7/28/97)	3.36%
10 Years	3.81
5 Years	11.97
1 Year	18.87

Class Y Shares
Inception (7/28/97)	4.38%
10 Years	4.84
5 Years	13.07
1 Year	20.99

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley Technology Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Technology Sector Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Technology Sector Fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 3/31/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	4.02%
10 Years	3.41
5 Years	14.78
1 Year	13.98

Class B Shares
Inception (11/28/95)	4.47%
10 Years	3.35
5 Years	14.96
1 Year	14.60

Class C Shares
Inception (7/28/97)	3.60%
10 Years	3.21
5 Years	15.24
1 Year	18.69

Class Y Shares
Inception (7/28/97)	4.61%
10 Years	4.24
5 Years	16.35
1 Year	20.79

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.83%, 2.58%, 2.58% and 1.58%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                Invesco Technology Sector Fund

Invesco Technology Sector Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of April 30, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create lever- age risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Mid-capitalization risk. Stocks of mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.
■	Technology sector risk. The Fund concentrates its investments in securities of issuers engaged primarily in technology-related industries. Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

About indexes used in this report

■	The S&P 500 Index is an unmanaged index considered representative of the US stock market.
■	The Bank of America Merrill Lynch 100 Technology Index (price only) is an unmanaged, price-only, equal-dollar-weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                Invesco Technology Sector Fund

Schedule of Investments(a)

April 30, 2014

	Shares	Value
Common Stocks & Other Equity Interests–98.09%
Application Software–9.41%
Aspen Technology, Inc.(b)	32,292	$1,388,233
Monitise PLC (United Kingdom)(b)	1,512,561	1,713,878
Salesforce.com, Inc.(b)	66,260	3,422,329
Splunk, Inc.(b)	11,798	643,817
SS&C Technologies Holdings, Inc.(b)	43,705	1,700,998
		8,869,255

Biotechnology–7.14%
Alkermes PLC(b)	26,434	1,222,837
Amgen Inc.	8,045	899,029
Biogen Idec Inc.(b)	3,980	1,142,738
Celgene Corp.(b)	6,397	940,423
Gilead Sciences, Inc.(b)	32,193	2,526,828
		6,731,855

Cable & Satellite–2.89%
DISH Network Corp.–Class A(b)	47,850	2,720,751

Communications Equipment–11.20%
ARRIS Group Inc.(b)	80,942	2,111,777
Aruba Networks, Inc.(b)	54,950	1,086,361
Ciena Corp.(b)	27,280	539,326
F5 Networks, Inc.(b)	18,959	1,993,918
JDS Uniphase Corp.(b)	52,674	667,380
Palo Alto Networks, Inc.(b)	12,226	777,329
QUALCOMM, Inc.	42,927	3,378,784
		10,554,875

Data Processing & Outsourced Services–9.17%
Alliance Data Systems Corp.(b)	11,132	2,692,831
MasterCard, Inc.–Class A	51,607	3,795,695
Visa Inc.–Class A	10,630	2,153,744
		8,642,270

Electronic Manufacturing Services–1.38%
Sanmina Corp.(b)	64,372	1,303,533

Health Care Technology–2.06%
IMS Health Holdings, Inc.(b)	81,668	1,938,798

Internet Retail–4.52%
Amazon.com, Inc.(b)	4,853	1,475,943
Priceline Group Inc. (The)(b)	2,011	2,328,235
TripAdvisor Inc.(b)	5,621	453,840
		4,258,018

Internet Software & Services–14.75%
eBay Inc.(b)	11,403	591,017
Facebook Inc.–Class A(b)	80,325	4,801,828
Google Inc.–Class A(b)	6,230	3,332,302
Google Inc.–Class C(b)	6,230	3,281,092
Web.com Group Inc.(b)	29,881	917,646

	Shares	Value
Internet Software & Services–(continued)
Yelp Inc.(b)	16,711	$974,586
		13,898,471

IT Consulting & Other Services–1.72%
Cognizant Technology Solutions Corp.–Class A(b)	33,864	1,622,255

Life Sciences Tools & Services–1.09%
Thermo Fisher Scientific, Inc.	9,036	1,030,104

Pharmaceuticals–2.35%
Actavis PLC(b)	6,138	1,254,178
Bristol-Myers Squibb Co.	19,100	956,719
		2,210,897

Semiconductor Equipment–2.09%
Applied Materials, Inc.	66,929	1,275,667
Teradyne, Inc.	39,062	690,225
		1,965,892

Semiconductors–13.39%
Altera Corp.	38,914	1,265,483
ARM Holdings PLC–ADR (United Kingdom)	11,312	514,922
Avago Technologies Ltd. (Singapore)	34,659	2,200,846
Lattice Semiconductor Corp.(b)	104,095	876,480
Microsemi Corp.(b)	54,203	1,274,855
NXP Semiconductors N.V. (Netherlands)(b)	46,646	2,781,035
ON Semiconductor Corp.(b)	96,937	912,177
Skyworks Solutions, Inc.	28,140	1,155,147
Synaptics Inc.(b)(c)	11,132	691,854
Texas Instruments Inc.	20,886	949,269
		12,622,068

Systems Software–3.35%
Red Hat, Inc.(b)	9,450	459,743
ServiceNow, Inc.(b)	16,488	819,783
VMware, Inc.–Class A(b)	20,318	1,879,618
		3,159,144

Technology Hardware, Storage & Peripherals–8.55%
Apple Inc.	9,813	5,790,553
Cray, Inc.(b)	26,877	771,639
Hewlett-Packard Co.	30,663	1,013,719
Stratasys Ltd.(b)(c)	4,977	482,122
		8,058,033

Wireless Telecommunication Services–3.03%
Sprint Corp.(b)	335,869	2,854,886
Total Common Stocks & Other Equity Interests (Cost $71,614,731)		92,441,105

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Technology Sector Fund

	Shares	Value
Money Market Funds–2.55%
Liquid Assets Portfolio– Institutional Class(d)	1,201,253	$1,201,253
Premier Portfolio–Institutional Class(d)	1,201,253	1,201,253
Total Money Market Funds (Cost $2,402,506)		2,402,506
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.64% (Cost $74,017,237)		94,843,611

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.92%
Liquid Assets Portfolio–Institutional Class (Cost $866,285)(d)(e)	866,285	866,285
TOTAL INVESTMENTS–101.56% (Cost $74,883,522)		95,709,896
OTHER ASSETS LESS LIABILITIES–(1.56)%		(1,469,760)
NET ASSETS–100.00%		$94,240,136

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2014.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman	$849,169	$(849,169)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Technology Sector Fund

Statement of Assets and Liabilities

April 30, 2014

Assets:
Investments, at value (Cost $71,614,731)*	$92,441,105
Investments in affiliated money market funds, at value and cost	3,268,791
Total investments, at value (Cost $74,883,522)	95,709,896
Foreign currencies, at value (Cost $30)	175
Receivable for:
Investments sold	666,828
Fund shares sold	300
Dividends	33,129
Investment for trustee deferred compensation and retirement plans	24,719
Other assets	15,951
Total assets	96,450,998

Liabilities:
Payable for:
Investments purchased	853,024
Fund shares reacquired	234,808
Collateral upon return of securities loaned	866,285
Accrued fees to affiliates	176,820
Accrued trustees’ and officers’ fees and benefits	1,576
Accrued other operating expenses	51,552
Trustee deferred compensation and retirement plans	26,797
Total liabilities	2,210,862
Net assets applicable to shares outstanding	$94,240,136

Net assets consist of:
Shares of beneficial interest	$99,733,150
Undistributed net investment income (loss)	(400,592)
Undistributed net realized gain (loss)	(25,918,688)
Net unrealized appreciation	20,826,266
$94,240,136

Net Assets:
Class A	$83,925,507
Class B	$1,691,859
Class C	$7,975,907
Class Y	$646,863

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	5,793,070
Class B	133,598
Class C	629,667
Class Y	42,846
Class A:
Net asset value per share	$14.49
Maximum offering price per share
(Net asset value of $14.49 ÷ 94.50%)	$15.33
Class B:
Net asset value and offering price per share	$12.66
Class C:
Net asset value and offering price per share	$12.67
Class Y:
Net asset value and offering price per share	$15.10

*	At April 30, 2014, securities with an aggregate value of $849,169 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Technology Sector Fund

Statement of Operations

For the year ended April 30, 2014

Investment income:
Dividends	$632,009
Dividends from affiliated money market funds (includes securities lending income of $4,921)	6,097
Total investment income	638,106

Expenses:
Advisory fees	649,208
Administrative services fees	50,000
Custodian fees	8,198
Distribution fees:
Class A	213,317
Class B	21,426
Class C	80,178
Transfer agent fees	476,750
Trustees’ and officers’ fees and benefits	27,308
Other	173,105
Total expenses	1,699,490
Less: Fees waived and expense offset arrangement(s)	(3,478)
Net expenses	1,696,012
Net investment income (loss)	(1,057,906)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $631,020)	12,200,938
Foreign currencies	(3,185)
12,197,753
Change in net unrealized appreciation (depreciation) of:
Investment securities	6,815,017
Foreign currencies	(110)
6,814,907
Net realized and unrealized gain	19,012,660
Net increase in net assets resulting from operations	$17,954,754

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Technology Sector Fund

Statement of Changes in Net Assets

For the years ended April 30, 2014 and 2013

	2014	2013
Operations:
Net investment income (loss)	$(1,057,906)	$(1,075,951)
Net realized gain	12,197,753	6,270,201
Change in net unrealized appreciation (depreciation)	6,814,907	(10,827,340)
Net increase (decrease) in net assets resulting from operations	17,954,754	(5,633,090)

Share transactions–net:
Class A	(12,872,794)	(13,766,752)
Class B	(1,132,280)	(1,643,341)
Class C	(1,334,393)	(1,366,677)
Class Y	(120,418)	87,569
Net increase (decrease) in net assets resulting from share transactions	(15,459,885)	(16,689,201)
Net increase (decrease) in net assets	2,494,869	(22,322,291)

Net assets:
Beginning of year	91,745,267	114,067,558
End of year (includes undistributed net investment income (loss) of $(400,592) and $(467,447), respectively)	$94,240,136	$91,745,267

Notes to Financial Statements

April 30, 2014

NOTE 1—Significant Accounting Policies

Invesco Technology Sector Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

13                         Invesco Technology Sector Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

14                         Invesco Technology Sector Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.67%
Next $2.5 billion	0.645%
Over $3 billion	0.62%

15                         Invesco Technology Sector Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 2.00%, 2.75%, 2.75%, and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2014, the Adviser waived advisory fees of $3,287.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2014, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended April 30, 2014, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2014, IDI advised the Fund that IDI retained $975 in front-end sales commissions from the sale of Class A shares and $3, $1,431 and $46 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2014, the Fund incurred $527 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

16                         Invesco Technology Sector Fund

The following is a summary of the tiered valuation input levels, as of April 30, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$93,996,018	$1,713,878	$—	$95,709,896

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2014, the Fund engaged in securities sales of $2,040,630, which resulted in net realized gains of $631,020.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $191.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended April 30, 2014 and 2013:

There were no ordinary income or long term gain distributions paid during the years ended April 30, 2014 and 2013.

Tax Components of Net Assets at Period-End:

2014
Net unrealized appreciation — investments	$20,797,197
Net unrealized appreciation (depreciation) — other investments	(108)
Temporary book/tax differences	(23,529)
Capital loss carryforward	(25,889,511)
Late-year ordinary loss deferrals	(377,063)
Shares of beneficial interest	99,733,150
Total net assets	$94,240,136

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will

17                         Invesco Technology Sector Fund

retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $12,115,363 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of April 30, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
April 30, 2016	$12,866,974	$—	$12,866,974
April 30, 2018	13,022,537	—	13,022,537
Total capital loss carryforward	$25,889,511	$—	$25,889,511

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2014 was $64,650,345 and $79,197,695, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$22,717,604
Aggregate unrealized (depreciation) of investment securities	(1,920,407)
Net unrealized appreciation of investment securities	$20,797,197

Cost of investments for tax purposes is $74,912,699.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on April 30, 2014, undistributed net investment income (loss) was increased by $1,124,761, undistributed net realized gain (loss) was increased by $136,831 and shares of beneficial interest was decreased by $1,261,592. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended April 30,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	90,843	$1,263,021	104,151	$1,228,065
Class B	1,133	14,091	2,181	23,904
Class C	16,480	199,372	5,966	62,716
Class Y	25,406	367,619	35,593	435,744

Automatic conversion of Class B shares to Class A shares:
Class A	58,201	794,786	95,637	1,124,145
Class B	(66,317)	(794,786)	(108,171)	(1,124,145)

Reacquired:
Class A	(1,088,745)	(14,930,601)	(1,363,725)	(16,118,962)
Class B	(28,878)	(351,585)	(51,972)	(543,100)
Class C	(128,047)	(1,533,765)	(136,674)	(1,429,393)
Class Y	(32,988)	(488,037)	(28,062)	(348,175)
Net increase (decrease) in share activity	(1,152,912)	$(15,459,885)	(1,445,076)	$(16,689,201)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 80% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

18                         Invesco Technology Sector Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/14	$12.01	$(0.14)		$2.62		$2.48	$14.49	20.65%		$83,926	1.68	%(d)	1.68	%(d)	(1.02	)%(d)	69%
Year ended 04/30/13	12.59	(0.12	)(e)	(0.46	)(f)	(0.58)	12.01	(4.61	)(f)	80,866	1.82		1.83		(1.00	)(e)	43
One month ended 04/30/12	12.97	(0.01)		(0.37)		(0.38)	12.59	(2.93)		99,453	1.71	(g)	1.71	(g)	(1.34	)(g)	4
Year ended 03/31/12	11.70	(0.15)		1.42	(f)	1.27	12.97	10.85	(f)	103,068	1.81		1.82		(1.29)		38
Year ended 03/31/11	10.27	(0.11)		1.54		1.43	11.70	13.92		106,661	1.70		1.70		(1.08)		214
Year ended 03/31/10	7.12	(0.11)		3.26		3.15	10.27	44.24		106,337	1.92	(h)	1.92	(h)	(1.23	)(h)	113
Class B
Year ended 04/30/14	10.58	(0.21)		2.29		2.08	12.66	19.66		1,692	2.43	(d)	2.43	(d)	(1.77	)(d)	69
Year ended 04/30/13	11.18	(0.18	)(e)	(0.42	)(f)	(0.60)	10.58	(5.37	)(f)	2,408	2.57		2.58		(1.75	)(e)	43
One month ended 04/30/12	11.52	(0.02)		(0.32)		(0.34)	11.18	(2.95)		4,309	2.46	(g)	2.46	(g)	(2.09	)(g)	4
Year ended 03/31/12	10.47	(0.20)		1.25	(f)	1.05	11.52	10.03	(f)	4,626	2.56		2.57		(2.04)		38
Year ended 03/31/11	9.26	(0.17)		1.38		1.21	10.47	13.07		8,418	2.45		2.45		(1.83)		214
Year ended 03/31/10	6.47	(0.16)		2.95		2.79	9.26	43.12		14,261	2.67	(h)	2.67	(h)	(1.98	)(h)	113
Class C
Year ended 04/30/14	10.58	(0.21)		2.30		2.09	12.67	19.75	(i)	7,976	2.41	(d)(i)	2.41	(d)(i)	(1.75	)(d)(i)	69
Year ended 04/30/13	11.18	(0.18	)(e)	(0.42	)(f)	(0.60)	10.58	(5.37	)(f)	7,841	2.57		2.58		(1.75	)(e)	43
One month ended 04/30/12	11.52	(0.02)		(0.32)		(0.34)	11.18	(2.95)		9,745	2.46	(g)	2.46	(g)	(2.09	)(g)	4
Year ended 03/31/12	10.46	(0.20)		1.26	(f)	1.06	11.52	10.13	(f)	10,152	2.54		2.55		(2.02)		38
Year ended 03/31/11	9.25	(0.17)		1.38		1.21	10.46	13.08		10,794	2.45		2.45		(1.83)		214
Year ended 03/31/10	6.46	(0.16)		2.95		2.79	9.25	43.19		10,981	2.67	(h)	2.67	(h)	(1.98	)(h)	113
Class Y
Year ended 04/30/14	12.49	(0.11)		2.72		2.61	15.10	20.90		647	1.43	(d)	1.43	(d)	(0.77	)(d)	69
Year ended 04/30/13	13.06	(0.09	)(e)	(0.48	)(f)	(0.57)	12.49	(4.36	)(f)	630	1.57		1.58		(0.75	)(e)	43
One month ended 04/30/12	13.45	(0.01)		(0.38)		(0.39)	13.06	(2.90)		560	1.46	(g)	1.46	(g)	(1.09	)(g)	4
Year ended 03/31/12	12.10	(0.12)		1.47	(f)	1.35	13.45	11.16	(f)	555	1.56		1.57		(1.04)		38
Year ended 03/31/11	10.59	(0.09)		1.60		1.51	12.10	14.26		369	1.45		1.45		(0.83)		214
Year ended 03/31/10	7.33	(0.09)		3.35		3.26	10.59	44.47		312	1.67	(h)	1.67	(h)	(0.98	)(h)	113

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $85,816, $2,143, $8,221 and $718 for Class A, Class B, Class C and Class Y shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.15) and (1.30)%, $(0.21) and (2.05)%, $(0.21) and (2.05)% and $(0.13) and (1.05)% for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received Net gains (losses) on securities (both realized and unrealized) per share for the year ended April 30, 2013 would have been $(0.55), $(0.51), $(0.51) and $(0.57) for Class A, Class B, Class C and Class Y shares, respectively and total returns would have been lower. Net gains (losses) on securities (both realized and unrealized) per share for the year ended March 31, 2012 would have been $1.29, $1.12, $1.13 and $1.34 for Class A, Class B, Class C and Class Y shares, respectively and total returns would have been lower.
(g)	Annualized.
(h)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios was less than 0.005% for the year ended March 31, 2010.
(i)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.98% for the year ended April 30, 2014.

19                         Invesco Technology Sector Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Technology Sector Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Technology Sector Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, the one month period ended April 30, 2012 and the years ended March 31, 2012 and March 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the year ended March 31, 2010 were audited by another independent registered public accounting firm whose report dated May 26, 2010 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

June 25, 2014

Houston, Texas

20                         Invesco Technology Sector Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2013 through April 30, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/14)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,056.90	$8.31	$1,016.71	$8.15	1.63%
B	1,000.00	1,053.20	12.12	1,012.99	11.88	2.38
C	1,000.00	1,053.20	12.12	1,012.99	11.88	2.38
Y	1,000.00	1,058.20	7.04	1,017.95	6.90	1.38

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2013 through April 30, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

21                         Invesco Technology Sector Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			126	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			126	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	139	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco Technology Sector Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	126	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	139	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2003	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	126	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.	126	Chairman, Board of Governors, Western Golf Association, Chairman, Evans Scholars Foundation and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International). Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			126	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			126	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	126	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	126	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	126	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	139	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Technology Sector Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	126	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Technology Sector Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Technology Sector Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	MS-TECH-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2014

Invesco Value Opportunities Fund
Nasdaq:
A: VVOAX ■ B: VVOBX ■ C: VVOCX ■ R: VVORX ■ Y: VVOIX ■ R5: VVONX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, major US and global equity market indexes hit multiyear or all-time highs.[1] This was the result of generally improving economic conditions, relatively healthy corporate profits and a return of individual investors to stocks - due in part to monetary policies that kept interest rates and yields on many fixed income securities low. Despite some volatility in the summer of 2013, overseas equity market indexes in developed and emerging nations generally rose during the reporting period – although developed markets generally outpaced emerging markets. In January 2014, amid widespread signs of an improving economy, the US Federal Reserve began a long-anticipated reduction in its bond-buying program, reducing uncertainty for fixed income investors even as volatility returned to the stock market in the first few months of the year.

Extended periods of strong market performance can lull some investors into a false sense of security – just as extended periods of volatility or market weakness can discourage some investors from undertaking disciplined, long-term investment plans. That’s why Invesco believes it can often be helpful to work with a skilled and trusted financial adviser; he or she can emphasize the importance of adhering to an investment plan designed to achieve long-term goals like a first home, a college education for a child or a comfortable retirement. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For
Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1 Source: Reuters

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Value Opportunities Fund

Bruce Crockett

Dear Fellow Shareholders:

Members of the Invesco Funds Board work continually to oversee how the Invesco Funds are performing in light of ever-changing and often unpredictable economic and market conditions. One of the ways we do this is by verifying that the teams that manage funds understand the risks associated with the investments they make in the funds they manage.

In light of market conditions over the last few years, the financial news media of late have given increased attention to “alternative investment strategies.” Despite this increased attention, many investors don’t know very much about these types of investment strategies.

Let me put alternative investment strategies and the new focus on them in some perspective. First, these types of investment strategies have been used predominately by institutional investors and investment professionals for decades to increase diversification – in an effort to dampen portfolio volatility (risk) with the goal of increasing returns. The focal point of the increased news coverage is that these types of strategies are now being made more widely available to individual investors.

Alternative investment strategies generally seek to provide measured exposure to various asset classes whose performance, historically, has not been highly correlated with one another. These strategies may help mitigate the impact to a portfolio from severe or prolonged market downturns while potentially providing reasonable returns over time. After a careful and thorough examination of the potential risks and potential benefits of alternative investment strategies, the Invesco Funds Board has approved the launch of several new alternative funds for the Invesco product lineup, to be managed by teams we determined have the depth and experience to pursue the funds’ investment objectives.

While no single investment product can provide complete downside protection in falling markets and full upside participation in rising markets, your Board believes alternative funds can be a prudent tool to work in concert with more traditional mutual funds and other investments to build well diversified portfolios. Your financial adviser can determine whether or not such investments are appropriate for your individual needs, goals and risk tolerance. Also, he or she can explain the risks associated with alternative investment strategies. This type of professional guidance is why Invesco believes it’s so important that individual investors work with trusted, experienced financial advisers.

Whether you’re invested in equity, fixed income, cash management or alternative investment funds, be assured that the Invesco Funds Board will continue working on your behalf and on behalf of all our fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Asset allocation/diversification does not guarantee a profit or eliminate the risk of loss.

Alternative products typically hold more non-traditional investments and employ more complex trading strategies, including hedging and leveraging through derivatives, short selling and opportunistic strategies that change with market conditions. Investors considering alternatives should be aware of their unique characteristics and additional risks from the strategies they use. Like all investments, performance will fluctuate. You can lose money.

3                         Invesco Value Opportunities Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2014, Invesco Value Opportunities Fund slightly underperformed its style-specific benchmark, the Russell 3000 Value Index. The Fund’s relative performance benefited from stock selection in the financials and information technology (IT) sectors. Alternatively, stock selection in the energy sector detracted the most from the Fund’s relative performance.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/13 to 4/30/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	20.31%
Class B Shares	20.26
Class C Shares	19.38
Class R Shares	20.00
Class Y Shares	20.53
Class R5 Shares	20.67
S&P 500 Index‚ (Broad Market Index)	20.44
Russell 3000 Value Index■ (Style-Specific Index)	20.79
Lipper Multi-Cap Value Funds Index[t] (Peer Group Index)	21.73

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

        ■Invesco, Russell via FactSet Research Systems Inc.; tLipper Inc.

How we invest

We seek to capitalize on market inefficiencies by investing in companies that appear undervalued relative to the market in general. We believe that there are four key drivers to finding attractive stocks:

■	Valuation – We use different measures of valuation for different sectors. We use more stable measures of value such as price/book, price/cash flow and price/sales in more cyclical parts of the market. We use more cash flow- and earnings-based measures in more growth-oriented parts of the market.
■	Fundamentals – We rigorously analyze the fundamentals and risks of a company and its industry.
■	Accounting – We focus on the quality of a company’s accounting including all four financial statements (balance sheet, income statement, statement of cash flows and statement of changes in financial position).

■	Psychology – We believe that psychology is one reason that companies become undervalued.

Ultimately, we believe that the market will recognize the value in these companies and we will sell them as their stock price begins to reflect their intrinsic value.

We will only buy a security if we believe the potential for stock-price appreciation outweighs potential downside risk. To be eligible for inclusion in the Fund, a stock must meet the following criteria:

■	It is found that the security is statistically cheap on the basis of its primary valuation criteria, which depends on the cyclical or growth nature of its business.

■	It is found through rigorous fundamental analysis that the company is undervalued and possesses potential financial strength and improved quality of management for future growth.

   We focus on the quality of a company’s accounting and on financial statement analysis. Portfolio construction is bottom-up and stock-specific, concentrating on an individual company’s fundamental analysis and valuation. Therefore, while we monitor and are aware of our positions relative to the Fund’s benchmark, they do not play a major role in the construction of the Fund.

   Our sell discipline is just as important as our buy decision and is based on the same principles: valuation and fundamental analysis. While no sale is automatic, we typically sell a security if it meets one or more of the following criteria:

    ■  The target price has been realized and we no longer consider the company undervalued.

    ■  A better value opportunity can be found elsewhere.

    ■  A company is experiencing deteriorating fundamentals which we believe to be a long-term issue.

Market conditions and your Fund

The US equity market rose to multiyear or all-time highs during the fiscal year ended April 30, 2014.1 Corporate earnings were resilient in the face of modest economic growth, driven by strong profitability across many sectors, and fundamentals for corporations and consumers remained relatively stable following significant recovery in prior years.

   However, the fiscal year began with capital markets in the US declining. In May and June 2013, equity and fixed income markets fell following then-US Federal Reserve (the Fed) Chairman Ben

Portfolio Composition
By sector
Financials	35.2%
Energy	17.6
Consumer Discretionary	13.1
Health Care	9.3
Information Technology	9.2
Consumer Staples	4.8
Industrials	3.5
Telecommunication Services	1.7
Materials	1.3
Money Market Funds
Plus Other Assets Less Liabilities	4.3

Top 10 Equity Holdings*

1. JPMorgan Chase & Co.	5.7%
2. Wells Fargo & Co.	4.6
3. Royal Dutch Shell PLC-ADR	4.5
4. Chevron Corp.	3.6
5. Citigroup Inc.	3.0
6. Macy’s, Inc.	3.0
7. Total S.A.-ADR	2.9
8. Omnicom Group Inc.	2.7
9. UnitedHealth Group Inc.	2.7
10. Allstate Corp. (The)	2.7

Total Net Assets	$999.8 million

Total Number of Holdings*	50

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Value Opportunities Fund

Bernanke’s comments suggesting that the time was approaching to reduce, or “taper,” the size of its bond buying economic stimulus program. This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in midsummer and generally rose, with some brief interruptions, through the end of 2013. The Fed’s announcement in December that tapering of its bond purchases would begin in early 2014 had little effect on equities as the announcement was widely anticipated. After strong performance in the second half of 2013, the US equity market turned volatile in the first four months of 2014 as investors worried that stocks may have risen too far, too fast in 2013. Adding to investor uncertainty was political upheaval in Ukraine and signs of economic sluggishness in the US and China.

    During the fiscal year, stock selection in the financials sector contributed the most to relative Fund performance. Financial holdings Wells Fargo and JP Morgan were among the Fund’s top performers. One of the items benefiting both financial companies was the improved housing market, which lowered their credit costs and expenses (such as expenses for foreclosed houses). Also, an increase in short-term interest rates may benefit earnings for both companies. Additionally, Wells Fargo and JP Morgan may also benefit when loan demand picks up from its relatively low current levels. Both companies are among the Fund’s top 10 holdings.

    Stock selection in the IT sector also helped performance versus the Fund’s style-specific benchmark. Hewlett-Packard was a strong contributor to both relative and absolute results as the stock posted a strong double-digit return. The company’s relatively new chief executive officer, Meg Whitman, has gradually been improving the company’s operations in several areas. However, keep in mind that high, double-digit returns are unusual and may not be sustained.

    An underweight position in utilities also helped relative performance as it was one of the worst performing sectors during the fiscal year. We avoided utilities altogether because we believed they were very expensive. Over the past 40 years, utilities have rarely been as expensive relative to the S&P 500 as they were as of the close of the reporting period.

    Unfavorable stock selection in the energy sector was the largest detractor from relative Fund performance. Fear of weaker commodity prices continued to be the primary cause of the sector’s negative performance and drove the under-

performance of integrated oil and gas company Petrobras Petroleo Brasilerio and offshore driller Noble. Besides industry concerns, Petrobras Petroleo Brasileiro has had weak pricing in its downstream operations and some temporary operating issues that we believe the company has begun to fix. Noble has been impacted by oversupply in the offshore rig market. As of the close of the reporting period, we believe both companies were trading at very attractive valuations.

    During the reporting period, consumer discretionary holding Target, which was affected by a massive data breach that occurred in late 2013, detracted from performance. Additionally, Target has been impacted by poor results from its expansion into Canada.

    We believe Europe has emerged from the recession, although growth is very modest. China remains a risk with an economy that has incrementally improved from the second half of 2012, but remains choppy. Although growth in the first quarter was negatively impacted by severe winter weather, the US economy has generally exhibited signs of improvement. The Fed’s reduction of its bond purchases is another potential risk. The situation in Ukraine is also a risk. Although we analyze macro factors, we focus on bottom-up stock selection. We invest in companies based on their individual risks and returns, as driven by their fundamentals and valuations.

    As value managers, we point to attractive valuations that characterize many holdings in the portfolio. We believe low earnings expectations and attractive valuations could potentially provide downside protection in a volatile equity market.

    Thank you for your investment in Invesco Value Opportunities Fund and for sharing our long-term investment horizon.

1	Source: Reuters

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jason Leder Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Value Opportunities
Fund. He joined Invesco in 2010. Mr. Leder earned a bachelor’s degree from The University of Texas at Austin and an MBA from Columbia University.

Devin Armstrong Chartered Financial Analyst, portfolio manager, is manager of Invesco Value Opportunities Fund.
He joined Invesco in 2010. Mr. Armstrong earned a BS in psychology and finance from the University of Illinois and an MBA in finance from Columbia University.

Kevin Holt Chartered Financial Analyst, portfolio manager, is manager of Invesco Value Opportunities Fund.
He joined Invesco in 2010. Mr. Holt earned a bachelor’s degree from the University of Iowa and an MBA from the University of Chicago Booth School of Business.

Yogi Kak Chartered Financial Analyst, portfolio manager, is manager of Invesco Value Opportunities Fund.
He joined Invesco in 2011. Mr. Kak earned a Bachelor of Technology degree in electrical engineering from the Institute of Technology, Banares Hindu University, and an MBA from Tulane University.

Matt Seinsheimer Chartered Financial Analyst, portfolio manager, is manager of Invesco Value Opportunities Fund.
He joined Invesco in 1998. Mr. Seinsheimer earned a BBA from Southern Methodist University and an MBA from The University of Texas at Austin.

James Warwick Portfolio manager, is manager of Invesco Value Opportunities Fund. He joined Invesco in 2010.
Mr. Warwick earned a BBA from Stephen F. Austin State University and an MBA from the University of Houston.

5                         Invesco Value Opportunities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/04

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

be more likely to experience fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

■	Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 3000® Value Index is an unmanaged index considered representative of US value stocks. The Russell 3000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Multi-Cap Value Funds Index is an unmanaged index considered representative of multi-cap value funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Value Opportunities Fund

Average Annual Total Returns
As of 4/30/14, including maximum applicable sales charges

Class A Shares
Inception (6/25/01)	5.12%
10 Years	5.50
5 Years	16.44
1 Year	13.66

Class B Shares
Inception (6/25/01)	5.08%
10 Years	5.55
5 Years	17.26
1 Year	15.26

Class C Shares
Inception (6/25/01)	4.81%
10 Years	5.33
5 Years	16.92
1 Year	18.38

Class R Shares
10 Years	5.83%
5 Years	17.49
1 Year	20.00

Class Y Shares
Inception (3/23/05)	5.56%
5 Years	18.04
1 Year	20.53

Class R5 Shares
10 Years	6.26%
5 Years	18.13
1 Year	20.67

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Value Opportunities Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Value Opportunities Fund (renamed Invesco Value Opportunities Fund). Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Value Opportunities Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 3/31/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/25/01)	5.12%
10 Years	5.34
5 Years	19.02
1 Year	15.26

Class B Shares
Inception (6/25/01)	5.09%
10 Years	5.40
5 Years	19.87
1 Year	16.99

Class C Shares
Inception (6/25/01)	4.82%
10 Years	5.18
5 Years	19.54
1 Year	20.00

Class R Shares
10 Years	5.68%
5 Years	20.09
1 Year	21.61

Class Y Shares
Inception (3/23/05)	5.57%
5 Years	20.66
1 Year	22.16

Class R5 Shares
10 Years	6.10%
5 Years	20.75
1 Year	22.39

Class R5 shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.27%, 1.27%, 1.97%, 1.52%, 1.02% and 0.74%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                         Invesco Value Opportunities Fund

Invesco Value Opportunities Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of April 30, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

■	Real estate investment trust (REIT) risk/ real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
■	Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.
■	Small- and mid-capitalization risk. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Unseasoned issuer risk. Investments in unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments and securities of such companies may continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                         Invesco Value Opportunities Fund

Schedule of Investments(a)

April 30, 2014

	Shares	Value
Common Stocks & Other Equity Interests–95.70%
Advertising–2.72%
Omnicom Group Inc.	401,355	$27,163,706

Air Freight & Logistics–0.79%
UTi Worldwide, Inc.	805,066	7,881,596

Apparel Retail–0.77%
Vera Bradley, Inc.(b)(c)	272,300	7,706,090

Application Software–1.15%
Synopsys, Inc.(c)	306,200	11,519,244

Asset Management & Custody Banks–1.68%
Bank of New York Mellon Corp. (The)	495,220	16,773,101

Automobile Manufacturers–1.38%
Nissan Motor Co., Ltd. (Japan)(b)	1,603,500	13,755,938

Cable & Satellite–2.46%
Time Warner Cable Inc.	174,202	24,642,615

Coal & Consumable Fuels–1.99%
Peabody Energy Corp.	1,047,029	19,904,021

Communications Equipment–1.38%
Cisco Systems, Inc.	595,100	13,752,761

Department Stores–4.43%
Macy’s, Inc.	515,672	29,615,043
Nordstrom, Inc.	238,700	14,627,536
		44,242,579

Diversified Banks–18.43%
Bank of America Corp.	1,513,866	22,919,931
Citigroup Inc.	626,421	30,011,830
Comerica Inc.	278,435	13,431,704
JPMorgan Chase & Co.	1,008,664	56,465,011
U.S. Bancorp	382,638	15,603,978
Wells Fargo & Co.	922,825	45,809,033
		184,241,487

Electronic Components–1.26%
Corning Inc.	601,400	12,575,274

Food Retail–2.14%
Kroger Co. (The)	464,872	21,402,707

General Merchandise Stores–1.30%
Target Corp.	210,842	13,019,494

Household Products–1.52%
Procter & Gamble Co. (The)	183,960	15,185,898

Industrial Conglomerates–2.15%
General Electric Co.	799,845	21,507,832

	Shares	Value
Integrated Oil & Gas–14.84%
Chevron Corp.	289,929	$36,391,888
Exxon Mobil Corp.	134,482	13,772,302
Petroleo Brasileiro S.A.–ADR (Brazil)	1,787,475	24,810,153
Royal Dutch Shell PLC–ADR (United Kingdom)	565,888	44,558,021
Total S.A.–ADR (France)	405,500	28,887,820
		148,420,184

Integrated Telecommunication Services–0.99%
Verizon Communications Inc.	212,219	9,916,994

Investment Banking & Brokerage–3.66%
Goldman Sachs Group, Inc. (The)	92,287	14,749,308
Morgan Stanley	707,620	21,886,687
		36,635,995

Life & Health Insurance–5.66%
Aflac, Inc.	237,700	14,908,544
MetLife, Inc.	382,000	19,997,700
Unum Group	652,374	21,671,864
		56,578,108

Managed Health Care–4.78%
UnitedHealth Group Inc.	358,443	26,897,563
WellPoint, Inc.	207,658	20,907,007
		47,804,570

Marine–0.51%
Diana Shipping Inc. (Greece)(c)	449,614	5,062,654

Oil & Gas Drilling–0.80%
Noble Corp. PLC	260,277	8,019,134

Personal Products–1.13%
Nu Skin Enterprises, Inc.–Class A	129,900	11,301,300

Pharmaceuticals–4.52%
Bristol-Myers Squibb Co.	274,105	13,729,919
Novartis AG (Switzerland)	212,300	18,447,894
Pfizer Inc.	414,700	12,971,816
		45,149,629

Property & Casualty Insurance–5.81%
Allied World Assurance Co. Holdings AG	113,501	12,222,923
Allstate Corp. (The)	467,319	26,613,817
Aspen Insurance Holdings Ltd.	157,524	7,211,449
Chubb Corp. (The)	131,180	12,079,054
		58,127,243

Steel–1.27%
POSCO–ADR (South Korea)(b)	172,104	12,666,854

Systems Software–1.94%
Oracle Corp.	474,300	19,389,384

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Value Opportunities Fund

	Shares	Value
Technology Distributors–1.36%
CDW Corp.	484,019	$13,644,496

Technology Hardware, Storage & Peripherals–2.13%
Hewlett-Packard Co.	644,961	21,322,411

Wireless Telecommunication Services–0.75%
Vodafone Group PLC–ADR (United Kingdom)	198,103	7,519,990
Total Common Stocks & Other Equity Interests (Cost $688,892,448)		956,833,289

Money Market Funds–4.21%
Liquid Assets Portfolio– Institutional Class(d)	21,062,463	21,062,463
Premier Portfolio– Institutional Class(d)	21,062,463	21,062,463
Total Money Market Funds (Cost $42,124,926)		42,124,926
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.91% (Cost $731,017,374)		998,958,215

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.72%
Liquid Asset Portfolio– Institutional Class (Cost $7,181,836)(d)(e)	7,181,836	$7,181,836
TOTAL INVESTMENTS–100.63% (Cost $738,199,210)		1,006,140,051
OTHER ASSETS LESS LIABILITIES–(0.63)%		(6,320,978)
NET ASSETS–100.00%		$999,819,073

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2014.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
State Street Bank & Trust Co.	$6,887,698	$(6,887,698)	$—

*	Amount does not include excess collateral received.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Value Opportunities Fund

Statement of Assets and Liabilities

April 30, 2014

Assets:
Investments, at value (Cost $688,892,448)*	$956,833,289
Investments in affiliated money market funds, at value and cost	49,306,762
Total investments, at value (Cost $738,199,210)	1,006,140,051
Foreign currencies, at value (Cost $1,887,471)	1,910,453
Receivable for:
Investments sold	5,730,406
Fund shares sold	251,592
Dividends	1,601,884
Investment for trustee deferred compensation and retirement plans	474,048
Other assets	42,833
Total assets	1,016,151,267

Liabilities:
Payable for:
Investments purchased	6,508,344
Fund shares reacquired	1,218,053
Collateral upon return of securities loaned	7,181,836
Accrued fees to affiliates	758,802
Accrued trustees’ and officers’ fees and benefits	2,812
Accrued other operating expenses	95,297
Trustee deferred compensation and retirement plans	567,050
Total liabilities	16,332,194
Net assets applicable to shares outstanding	$999,819,073

Net assets consist of:
Shares of beneficial interest	$876,697,973
Undistributed net investment income	15,334,166
Undistributed net realized gain (loss)	(160,177,730)
Net unrealized appreciation	267,964,664
$999,819,073

Net Assets:
Class A	$809,243,496
Class B	$41,084,476
Class C	$107,753,522
Class R	$23,247,259
Class Y	$16,265,656
Class R5	$2,224,664

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	56,836,937
Class B	2,927,460
Class C	7,767,222
Class R	1,636,580
Class Y	1,144,397
Class R5	156,074
Class A:
Net asset value per share	$14.24
Maximum offering price per share
(Net asset value of $14.24 ÷ 94.50%)	$15.07
Class B:
Net asset value and offering price per share	$14.03
Class C:
Net asset value and offering price per share	$13.87
Class R:
Net asset value and offering price per share	$14.20
Class Y:
Net asset value and offering price per share	$14.21
Class R5:
Net asset value and offering price per share	$14.25

*	At April 30, 2014, securities with an aggregate value of $6,887,698 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Value Opportunities Fund

Statement of Operations

For the year ended April 30, 2014

Investment income:
Dividends (net of foreign withholding taxes of $939,448)	$28,198,072
Dividends from affiliated money market funds (includes securities lending income of $565,374)	603,624
Total investment income	28,801,696

Expenses:
Advisory fees	6,500,039
Administrative services fees	250,098
Custodian fees	24,539
Distribution fees:
Class A	1,961,765
Class B	119,846
Class C	1,033,301
Class R	109,467
Transfer agent fees — A, B, C, R and Y	2,516,732
Transfer agent fees — R5	2,053
Trustees’ and officers’ fees and benefits	66,999
Other	296,798
Total expenses	12,881,637
Less: Fees waived and expense offset arrangement(s)	(111,189)
Net expenses	12,770,448
Net investment income	16,031,248

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	80,477,658
Foreign currencies	(341,742)
80,135,916
Change in net unrealized appreciation of:
Investment securities	82,438,872
Foreign currencies	11,345
82,450,217
Net realized and unrealized gain	162,586,133
Net increase in net assets resulting from operations	$178,617,381

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Value Opportunities Fund

Statement of Changes in Net Assets

For the years ended April 30, 2014 and 2013

	2014	2013
Operations:
Net investment income	$16,031,248	$9,631,581
Net realized gain	80,135,916	102,972,347
Change in net unrealized appreciation	82,450,217	36,710,476
Net increase in net assets resulting from operations	178,617,381	149,314,404

Distributions to shareholders from net investment income:
Class A	(8,166,294)	(6,676,577)
Class B	(499,285)	(547,171)
Class C	(478,306)	(254,252)
Class R	(183,768)	(132,803)
Class Y	(191,550)	(136,277)
Class R5	(35,996)	(60,144)
Total distributions from net investment income	(9,555,199)	(7,807,224)

Distributions to shareholders from net realized gains:
Class A	—	(727,999)
Class B	—	(58,455)
Class C	—	(102,626)
Class R	—	(19,447)
Class Y	—	(11,754)
Class R5	—	(4,039)
Total distributions from net realized gains	—	(924,320)

Share transactions–net:
Class A	(76,269,064)	(102,431,631)
Class B	(18,243,683)	(24,998,015)
Class C	(12,420,674)	(15,114,419)
Class R	(766,252)	(2,329,511)
Class Y	984,968	(455,051)
Class R5	(186,335)	(2,376,165)
Net increase (decrease) in net assets resulting from share transactions	(106,901,040)	(147,704,792)
Net increase (decrease) in net assets	62,161,142	(7,121,932)

Net assets:
Beginning of year	937,657,931	944,779,863
End of year (includes undistributed net investment income of $15,334,166 and $8,990,138, respectively)	$999,819,073	$937,657,931

Notes to Financial Statements

April 30, 2014

NOTE 1—Significant Accounting Policies

Invesco Value Opportunities Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B

13                         Invesco Value Opportunities Fund

shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

14                         Invesco Value Opportunities Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

15                         Invesco Value Opportunities Fund

K.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $1.5 billion	0.62%
Next $2.5 billion	0.595%
Next $2.5 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed above) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2014, the Adviser waived advisory fees of $106,302.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C

16                         Invesco Value Opportunities Fund

maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended April 30, 2014, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2014, IDI advised the Fund that IDI retained $53,219 in front-end sales commissions from the sale of Class A shares and $65, $26,756 and $2,371 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2014, the Fund incurred $1,532 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$987,692,157	$18,447,894	$—	$1,006,140,051

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,887.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco Value Opportunities Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended April 30, 2014 and 2013:

	2014	2013
Ordinary income	$9,555,199	$7,812,702
Long-term capital gain	—	918,842
Total distributions	$9,555,199	$8,731,544

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$15,872,519
Net unrealized appreciation — investments	259,972,255
Net unrealized appreciation — other investments	23,823
Temporary book/tax differences	(538,353)
Capital loss carryforward	(152,209,144)
Shares of beneficial interest	876,697,973
Total net assets	$999,819,073

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $80,250,262 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of April 30, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
April 30, 2017	$152,209,144	$—	$152,209,144

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2014 was $145,151,044 and $201,020,057, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$296,662,399
Aggregate unrealized (depreciation) of investment securities	(36,690,144)
Net unrealized appreciation of investment securities	$259,972,255

Cost of investments for tax purposes is $746,167,796.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and fair fund adjustments, on April 30, 2014, undistributed net investment income was decreased by $132,021 and undistributed net realized gain (loss) was increased by $132,021. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Value Opportunities Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended April 30,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	2,705,848	$35,646,362	2,582,920	$27,932,294
Class B	85,389	1,111,173	106,701	1,108,180
Class C	436,925	5,606,047	415,540	4,333,405
Class R	272,680	3,586,825	279,577	3,006,330
Class Y	326,914	4,349,047	208,198	2,256,693
Class R5	23,475	306,850	10,809	118,998

Issued as reinvestment of dividends:
Class A	574,936	7,704,141	663,265	6,964,285
Class B	36,962	488,274	56,942	589,348
Class C	34,092	446,279	32,513	333,901
Class R	13,728	183,675	14,514	152,250
Class Y	12,845	171,744	12,746	133,446
Class R5	2,677	35,869	6,102	64,074

Automatic conversion of Class B shares to Class A shares:
Class A	922,635	12,285,424	1,612,976	17,025,303
Class B	(936,026)	(12,285,424)	(1,635,311)	(17,025,303)

Reacquired:
Class A	(10,024,823)	(131,904,991)	(14,529,395)	(154,353,513)
Class B	(579,323)	(7,557,706)	(899,252)	(9,670,240)
Class C	(1,421,906)	(18,473,000)	(1,922,187)	(19,781,725)
Class R	(347,156)	(4,536,752)	(515,239)	(5,488,091)
Class Y	(266,967)	(3,535,823)	(267,409)	(2,845,190)
Class R5	(39,299)	(529,054)	(241,524)	(2,559,237)
Net increase (decrease) in share activity	(8,166,394)	$(106,901,040)	(14,007,514)	$(147,704,792)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 23% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco Value Opportunities Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(b)
Class A
Year ended 04/30/14	$11.97	$0.23	(c)	$2.18	$2.41	$(0.14)	$—	$(0.14)	$14.24	20.21	%(d)	$809,243	1.23	%(e)	1.24	%(e)	1.71	%(c)(e)	16%
Year ended 04/30/13	10.24	0.12		1.72	1.84	(0.10)	(0.01)	(0.11)	11.97	18.15	(d)	749,819	1.26		1.27		1.14		15
Year ended 04/30/12	10.18	0.09		(0.03)	0.06	(0.00)	—	(0.00)	10.24	0.60	(d)	740,384	1.40		1.40		0.92		46
One month ended 04/30/11	9.98	(0.00)		0.20	0.20	—	—	—	10.18	2.00	(d)	44,328	1.40	(f)	1.98	(f)	(0.51	)(f)	2
Year ended 03/31/11	8.95	0.06		1.06	1.12	(0.09)	—	(0.09)	9.98	12.61	(d)	43,855	1.42		1.47		0.68		80
Year ended 03/31/10	5.84	0.06		3.12	3.18	(0.07)	—	(0.07)	8.95	54.55	(g)	53,983	1.44		1.44		0.72		13
Class B
Year ended 04/30/14	11.80	0.22	(c)	2.15	2.37	(0.14)	—	(0.14)	14.03	20.16	(d)(h)	41,084	1.23	(e)(h)	1.24	(e)(h)	1.71	(c)(e)(h)	16
Year ended 04/30/13	10.09	0.12		1.70	1.82	(0.10)	(0.01)	(0.11)	11.80	18.25	(d)(h)	50,968	1.26	(h)	1.27	(h)	1.14	(h)	15
Year ended 04/30/12	10.04	0.09		(0.04)	0.05	—	—	—	10.09	0.50	(d)(h)	67,547	1.38	(h)	1.38	(h)	0.94	(h)	46
One month ended 04/30/11	9.84	(0.00)		0.20	0.20	—	—	—	10.04	2.03	(d)(h)	7,331	1.46	(f)(h)	2.04	(f)(h)	(0.57	)(f)(h)	2
Year ended 03/31/11	8.79	0.01		1.04	1.05	—	—	—	9.84	11.95	(d)(h)	7,392	1.99	(h)	2.04	(h)	0.11	(h)	80
Year ended 03/31/10	5.73	(0.00)		3.06	3.06	—	—	—	8.79	53.40	(g)	8,629	2.19		2.19		(0.03)		13
Class C
Year ended 04/30/14	11.67	0.13	(c)	2.13	2.26	(0.06)	—	(0.06)	13.87	19.38	(d)(h)	107,754	1.94	(e)(h)	1.95	(e)(h)	1.00	(c)(e)(h)	16
Year ended 04/30/13	9.99	0.05		1.67	1.72	(0.03)	(0.01)	(0.04)	11.67	17.26	(d)(h)	101,772	1.96	(h)	1.97	(h)	0.44	(h)	15
Year ended 04/30/12	10.00	0.02		(0.03)	(0.01)	—	—	—	9.99	(0.10	)(d)(h)	101,785	2.11	(h)	2.11	(h)	0.21	(h)	46
One month ended 04/30/11	9.80	(0.01)		0.21	0.20	—	—	—	10.00	2.04	(d)(h)	8,021	2.07	(f)(h)	2.65	(f)(h)	(1.18	)(f)(h)	2
Year ended 03/31/11	8.77	0.01		1.03	1.04	(0.01)	—	(0.01)	9.80	11.81	(d)(h)	8,033	2.06	(h)	2.11	(h)	0.04	(h)	80
Year ended 03/31/10	5.73	0.00		3.06	3.06	(0.02)	—	(0.02)	8.77	53.42	(g)(h)	9,337	2.18	(h)	2.18	(h)	(0.02	)(h)	13
Class R
Year ended 04/30/14	11.94	0.19	(c)	2.18	2.37	(0.11)	—	(0.11)	14.20	19.91	(d)	23,247	1.48	(e)	1.49	(e)	1.46	(c)(e)	16
Year ended 04/30/13	10.22	0.09		1.72	1.81	(0.08)	(0.01)	(0.09)	11.94	17.80	(d)	20,272	1.51		1.52		0.89		15
Year ended 04/30/12(i)	9.89	0.07		0.26	0.33	(0.00)	—	(0.00)	10.22	3.35	(d)	19,599	1.65	(f)	1.65	(f)	0.67	(f)	46
Class Y(j)
Year ended 04/30/14	11.94	0.26	(c)	2.18	2.44	(0.17)	—	(0.17)	14.21	20.53	(d)	16,266	0.98	(e)	0.99	(e)	1.96	(c)(e)	16
Year ended 04/30/13	10.22	0.15		1.71	1.86	(0.13)	(0.01)	(0.14)	11.94	18.39	(d)	12,799	1.01		1.02		1.39		15
Year ended 04/30/12	10.14	0.11		(0.03)	0.08	(0.00)	—	(0.00)	10.22	0.80	(d)	11,424	1.15		1.15		1.17		46
One month ended 04/30/11	9.93	(0.00)		0.21	0.21	—	—	—	10.14	2.11	(d)	4,826	1.15	(f)	1.73	(f)	(0.26	)(f)	2
Year ended 03/31/11	8.94	0.08		1.05	1.13	(0.14)	—	(0.14)	9.93	12.75	(d)	4,757	1.17		1.22		0.93		80
Year ended 03/31/10	5.83	0.07		3.13	3.20	(0.09)	—	(0.09)	8.94	54.98	(g)	50,475	1.19		1.19		0.96		13
Class R5
Year ended 04/30/14	11.99	0.28	(c)	2.18	2.46	(0.20)	—	(0.20)	14.25	20.67	(d)	2,225	0.81	(e)	0.82	(e)	2.13	(c)(e)	16
Year ended 04/30/13	10.26	0.18		1.73	1.91	(0.17)	(0.01)	(0.18)	11.99	18.82	(d)	2,029	0.73		0.74		1.67		15
Year ended 04/30/12(i)	9.85	0.14		0.27	0.41	(0.00)	—	(0.00)	10.26	4.18	(d)	4,040	0.81	(f)	0.81	(f)	1.51	(f)	46

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended April 30, 2012, the portfolio turnover calculation excludes the value of securities purchased of $846,280,438 and sold of $257,706,685 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Basic Value Fund into the Fund.
(c)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.15 and 1.07%, $0.14 and 1.07%, $0.05 and 0.36%, $0.11 and 0.82%, $0.18 and 1.32% and $0.20 and 1.49% for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $784,706, $47,938, $107,203, $21,893, $14,673 and $2,275 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(f)	Annualized.
(g)	Assumes reinvestment of all distributions for the period for all classes. Does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (“CDSC”) on Class A shares, maximum CDSC of 5% on Class B shares or maximum CDSC of 1% on Class C shares. On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions of Class A shares made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% for Class A shares and up to 1% on Class B and Class C shares. Does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares for either class.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25% for Class B shares and 0.96% for Class C shares for the year ended April 30, 2014, 0.25% for Class B shares and 0.95% for Class C shares for the year ended April 30, 2013, 0.23% for Class B shares and 0.96% for Class C shares for the year ended April 30, 2012, 0.31% for Class B shares and 0.92% for Class C shares for the period April 1, 2011 to April 30, 2011, 0.82% for Class B shares and 0.89% for Class C shares for the year ended March 31, 2011 and less than 1% for Class C shares for the year ended March 31, 2010.
(i)	Commencement date of May 23, 2011.
(j)	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.

20                         Invesco Value Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Value Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Value Opportunities Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the one month period ended April 30, 2011 and the year ended March 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the year ended March 31, 2010 were audited by another independent registered public accounting firm whose report dated May 18, 2010 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

June 25, 2014

Houston, Texas

21                         Invesco Value Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2013 through April 30, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/14)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,081.90	$6.25	$1,18.79	$6.06	1.21%
B	1,000.00	1,081.50	6.24	1,018.79	6.06	1.21
C	1,000.00	1,078.30	9.89	1,015.27	9.59	1.92
R	1,000.00	1,081.30	7.53	1,017.55	7.30	1.46
Y	1,000.00	1,082.90	4.96	1,020.03	4.81	0.96
R5	1,000.00	1,083.80	4.24	1,020.73	4.11	0.82

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2013 through April 30, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

22                         Invesco Value Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2014:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco Value Opportunities Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			126	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			126	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	139	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	126	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	139	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2003	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	126	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.	126	Chairman, Board of Governors, Western Golf Association, Chairman, Evans Scholars Foundation and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International). Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			126	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			126	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	126	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	126	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	126	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	139	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	126	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Value Opportunities Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms
N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	VK-VOPP-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2014	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2013	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$264,500	N/A	$384,050	N/A
Audit-Related Fees(2)	$6,500	0%	$12,000	0%
Tax Fees(3)	$98,950	0%	$125,750	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$369,950	0%	$521,800	0%

(g) PWC billed the Registrant aggregate non-audit fees of $105,450 for the fiscal year ended 2014, and $137,750 for the fiscal year ended 2013, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the fiscal year end April 30, 2014 includes fees billed for agreed upon procedures related to fund mergers. Audit-Related fees for the fiscal year end April 30, 2013 includes fees billed for agreed upon procedures related to fund mergers.
(3)	Tax fees for the fiscal year end April 30, 2014 includes fees billed for reviewing tax returns. Tax fees for fiscal year end April 30, 2013 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit-Related Fees	$574,000	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$574,000	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the year end 2014 include fees billed related to reviewing controls at a service organization.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $1,378,855 for the fiscal year ended 2014, and $0 for the fiscal year ended 2013, for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of May 23, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of May 23, 2014, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Sector Funds (Invesco Sector Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	July 7, 2014

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	July 7, 2014

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	July 7, 2014

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.